VANGUARD(R)
BALANCED INDEX FUND

JUNE 30, 2000

SEMIANNUAL

[SHIP]

[A MEMBER OF
 THE VANGUARD GROUP(R) LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?
In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.
     We don't think so.
     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.
     Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.
     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.
     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.
     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:
- Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.
- Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.
- Step back from the daily frenzy of the markets; focus on your overall asset allocation.
- Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

--------------------------------------------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN          1           PERFORMANCE SUMMARY        10
THE MARKETS IN PERSPECTIVE        4           FINANCIAL STATEMENTS       11
FUND PROFILE                      6
--------------------------------------------------------------------------------

  All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.
  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
            "500" are trademarks of The McGraw-Hill Companies, Inc.
         Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes.
  "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates
                                 Incorporated.

1

[PHOTO JOHN J. BRENNAN]
JOHN J. BRENNAN

REPORT FROM THE CHAIRMAN

Vanguard Balanced Index Fund earned a 1.2% return during the first half of its 2000 fiscal year, reflecting relatively lackluster returns available from the overall U.S. stock market and solid returns from bonds.
     The adjacent table compares the fund's six-month total return (capital change plus reinvested dividends) with the returns of the average balanced fund and the Balanced Composite Index, which is weighted 60% in the Wilshire 5000 Total Market Index--representing the entire U.S. stock market--and 40% in the Lehman Brothers Aggregate Bond Index, a good measure of the taxable U.S. bond market. For your reference, the table also presents the returns for these two indexes separately. As you can see, your fund's return was just a hair short of the return of its average peer and the composite index.

---------------------------------------------------
                                    TOTAL RETURNS
                                  SIX MONTHS ENDED
                                    JUNE 30, 2000
---------------------------------------------------
Vanguard Balanced Index Fund             1.2%
---------------------------------------------------
Average Balanced Fund*                   1.3%
---------------------------------------------------
Balanced Composite Index**               1.3%
---------------------------------------------------
Wilshire 5000 Index                     -0.7%
Lehman Aggregate Bond Index              4.0
---------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Made up of two unmanaged benchmarks, weighted
  60% Wilshire 5000 Index and 40% Lehman Aggregate
  Bond Index.

     Vanguard Balanced Index Fund's return is based on a decrease in net asset value from $20.22 per share on December 31, 1999, to $20.15 per share on June 30, 2000, and is adjusted for dividends totaling $0.30 per share paid from net investment income and a distribution of $0.01 per share paid from net realized capital gains.

THE PERIOD IN REVIEW
The first half of 2000 was a tumultuous time in the financial markets, which were buffeted by a complex set of crosscurrents. The domestic economy continued to grow at a strong pace: The production of goods and services during the second quarter of 2000 was about 6% higher than in the same period last year, even after adjusting for inflation. Unemployment remained low, hovering around 4% of the workforce. Elsewhere in the world, growth was picking up from more subdued levels.
     Economic growth is generally good for corporate earnings and, thus, for stock prices. But investors and economic policymakers have worried that the combination of rapid growth and low unemployment would trigger sharply higher wages and inflation. The Federal Reserve Board, in an effort to slow the economy's momentum and forestall an inflationary outburst, continued to raise short-term interest rates during the half-year. The Fed boosted its target for the federal funds rate three times by a total of 1.0 percentage point (100 basis points). In all, the Fed has raised its target rate by 175 basis points in the past 12 months.
     For most of the first quarter of 2000, a continuing boom in technology stocks kept the market averages rising, despite the threat of higher interest rates. But during the second quarter, tech stocks in particular cooled off. The market may have reacted to evidence that the ideal combination of rapid growth and low inflation was coming to an end. If the Fed succeeds in slowing the economy, corporate earnings growth might slow, too. And if earnings growth slowed, some investors reasoned, technology and telecommunications

2

stocks would have a tough time maintaining their lofty price/earnings multiples. The split between the two quarters was evident in the results for the tech-dominated Nasdaq Composite Index, which rose 12.7% in the first quarter, only to slide -14.7% in the second. End result? A -3.9% return for the half-year.
     The overall U.S. stock market, as measured by the Wilshire 5000 Index, posted a -0.7% return for the six months. The small-cap Russell 2000 Index gained 3.0%, outpacing the large-cap Standard & Poor's 500 Index, which posted a negative return of -0.4%. Leadership within the market during the period switched back and forth between growth stocks--those whose prices reflect high expectations for future profitability--and value stocks, whose low prices in relation to earnings, book value, and dividends reflect lower expectations by the market. Growth stocks were in front early on, but value stocks performed best in late March and April. Growth issues bounced back in June, however, and for the full six months, growth generally outpaced value. For example, the growth stocks within the Russell 1000 Index (comprising the 1,000 largest U.S. stocks) earned 4.2%, while the value stocks declined by an equal amount.
     The Fed's efforts succeeded in pushing up short-term interest rates: The yield of 3-month U.S. Treasury bills climbed 52 basis points (from 5.33% to 5.85%) during the half-year. But after rising early in the year, yields for longer-term Treasuries began to fall after the Treasury Department announced that it would take advantage of the rising federal budget surplus to buy back billions of dollars' worth of long-term bonds. A shrinking supply of long-term Treasuries caused their prices to rise and their yields to fall. By June 30, the 30-year Treasury bond's yield had fallen 58 basis points, from 6.48% to 5.90%. Yields on high-quality corporate bonds were flat to slightly higher. But for low-quality corporate ("junk") bonds, prices fell and yields rose as investors worried about increased defaults.
     The 4.0% return of the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, consisted of an income return of 3.6% and a price increase of 0.4%.

PERFORMANCE OVERVIEW
As noted earlier, Vanguard Balanced Index Fund's return of 1.2% was just a tad short of the return of both its average peer and unmanaged composite benchmark. The fund's tilt toward the U.S. stock market, of course, was a disadvantage during a period when the broad market provided a negative total return. However, the solid return from bonds during the six months pulled our total return into positive territory--a fine illustration of the value of balanced investing.
     Our close tracking of the composite index is worth noting because the index does not incur operating expenses and administrative costs, which all mutual funds must bear. Our low expense ratio--just 0.22% of average net assets, or $2.20 for every $1,000 invested--helps keep our return closely in line with that of our target index. (By way of comparison, the average balanced mutual fund levies an expense ratio of 1.33%, or $13.30 per $1,000 invested.) The importance of low costs is especially evident over the long term, as indicated by our fine relative performance over the fund's life span of nearly eight years: Our fund has returned an annualized 14.0% since its November 1992 inception, versus 12.0% for its average peer. This performance also testifies to the skillful portfolio management services provided by Vanguard's Quantitative Equity Group and our Fixed Income Group. Each of our investment advisers selects representative samples of the securities held in the indexes to closely match the risk characteristics and returns of those indexes.

3

IN SUMMARY
During the first half of 2000, we witnessed sharp day-to-day price fluctuations in the stock market, significant swings in investor sentiment, and sudden shifts in market leadership. All of this volatility, squeezed into a mere six months, underscored the fact that unpredictability is par for the course in financial markets. The timing, extent, and duration of such episodes are impossible to foretell with precision, but investors must be willing to endure them to reap the long-term rewards of investing.
     At Vanguard, we reiterate our long-standing recommendation for navigating stormy seas toward long-term financial goals. First, create an investment plan with a balance of stock funds, bond funds, and money market funds suited to your time horizon, investment objectives, and tolerance for market fluctuations. Then, once you have such a diversified plan in place--as Vanguard Balanced Index Fund demonstrates, it need not be complicated--stick with it. Avoid the impulse to alter it based on short-term events--whether those be unsettling turbulence in the market or glittery returns from some particular corner of the market. "Stay the course" is timeless investment wisdom.

/S/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

July 18, 2000


--------------------------------------------------------------------------------
IN MEMORY
--------------------------------------------------------------------------------
It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the fund and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

4

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED JUNE 30, 2000

The perpetual tug-of-war in the financial markets ended in a near stalemate during the first half of 2000, despite lots of back-and-forth movement. On average, neither stock nor bond prices ended the period far from where they began it. However, bonds, thanks to their superior income, outpaced stocks in total return.
     Economic signals were conflicting. Growth continued at a rapid pace, and corporate profits rose smartly. On the other hand, stock prices as the year began already reflected high levels of optimism, and the market administered severe punishment to companies that failed to live up to earnings expectations. Also weighing on the market were concerns that the economy's vigor at a time of low unemployment would inevitably push labor costs and other prices higher. Indeed, higher costs for oil and natural gas pushed broad gauges of inflation higher (the Consumer Price Index gained 2.4% for the six months and 3.7% for the twelve months ended June 30). Yet core inflation, which excludes energy and food items, registered a moderate 2.4% gain during the 12 months ended June 30.

--------------------------------------------------------------------
                                               TOTAL RETURNS
                                       PERIODS ENDED JUNE 30, 2000
                                      ------------------------------
                                      6 MONTHS    1 YEAR    5 YEARS*
--------------------------------------------------------------------
STOCKS
  S&P 500 Index                         -0.4%       7.2%     23.8%
  Russell 2000 Index                     3.0       14.3      14.3
  Wilshire 5000 Index                   -0.7       10.0      22.6
  MSCI EAFE Index                       -4.0       17.4      11.6
--------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index            4.0%       4.6%      6.3%
  Lehman 10 Year Municipal Bond Index    4.0        4.5       6.0
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index              2.8        5.3       5.2
--------------------------------------------------------------------
OTHER
  Consumer Price Index                   2.4%       3.7%      2.5%
--------------------------------------------------------------------
*Annualized.

     The Federal Reserve Board raised short-term interest rates by 0.25 percentage point in February and again in March, before adding a half-point boost in May. These steps, which followed three quarter-percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. Thereafter, signs of a slowing in economic activity cropped up, although it was not certain that the Fed was done trying to throttle down the economic engine.

U.S. STOCK MARKETS
Stock prices were quite volatile during the half-year, and large day-to-day price fluctuations in market averages were commonplace. There also were two swift shifts in market leadership. The year began with a continuance in the rapid rise for the "TMT" stocks (technology, media, telecommunications) that were the market's darlings during 1999. Through mid-March, the surge in these "new economy" groups left "old economy" stocks far behind. For example, the Nasdaq Composite Index, which is dominated by tech-related stocks, gained 15.6% and the Russell 1000 Value Index fell -10.4% during January and February. But in mid-March, value stocks took charge and TMT stocks slumped. The Russell 1000 Value Index returned 12.1% while the Nasdaq plummeted to a -27.4% return in the March-May period. But June brought another flip-flop: The value index declined -4.6%, while the Nasdaq rebounded with a 14.5% return.

5

     When the half-year was over, most broad market indexes had modest declines. The all-market Wilshire 5000 Index returned -0.7%, the large-capitalization S&P 500 Index slipped -0.4%, and the Nasdaq fell -3.9%. Small- and mid-cap stocks did better: The small-cap Russell 2000 Index gained 3.0% and the Wilshire 4500 Completion Index, comprising virtually all the U.S. stocks outside of the S&P 500, eked out a 0.3% return.

U.S. BOND MARKETS
The Federal Reserve most directly influences interest rates of short-term securities. The Fed pushed up its target federal funds rate (charged on overnight loans between banks) by 1 percentage point to 6.5%. But yields of 3-month U.S. Treasury bills rose only half as far (0.52 percentage point, or 52 basis points to 5.85%). And yields actually declined on long-term Treasury securities, whose prices rose. Big federal budget surpluses are causing a shrinking supply of Treasury bonds. The 10-year Treasury note's yield fell 41 basis points to 6.03% as of June 30, and the yield of the 30-year Treasury declined 58 basis points--from 6.48% to 5.90%--during the half-year.
     The upshot was an unusual "inversion" in the yield curve. Instead of sloping upward--with yields increasing along with the maturity of Treasury securities--the curve descended. The 5.90% yield of 30-year Treasuries on June 30 was 49 basis points below the 6.39% yield on 3-year Treasury notes.
     Corporate bonds did not perform as well as Treasuries for two main reasons: a record level of new offerings and investors' concern that credit quality might be declining. The rise in yields (and fall in prices) was slight for higher-quality corporate bonds but more severe for high-yield "junk" bonds. Investors grew wary of riskier bonds due to an increase in defaults. The Lehman High Yield Bond Index saw a price decline of -5.7% during the first half of 2000, more than offsetting its six-month income of 4.5%. Tax-exempt municipal bonds generally outperformed corporates but did not do as well as Treasury securities. The overall taxable bond market, as measured by the Lehman Aggregate Bond Index, returned 4.0%, as a price gain of 0.4% augmented a 3.6% income return.

INTERNATIONAL STOCK MARKETS
International stock markets were generally unprofitable for U.S. investors due to lack-luster local market performances and a stronger U.S. dollar during the half-year. Although economic growth in most of Europe appeared to be strengthening, stocks were hurt by continued economic weakness in Japan and from expectations of higher interest rates. On the other hand, European stock prices got some support from an increase in corporate takeovers.
     In local currencies, European stocks posted a 1.7% return in the aggregate and stocks from the Pacific region recorded a modest decline of -2.6%. However, the dollar's strength diminished those results for U.S. investors, for whom the Morgan Stanley Capital International (MSCI) Europe Index returned -3.0% and the MSCI Pacific Free Index returned -5.9%. The MSCI Europe, Australasia, Far East
(EAFE) Index of developed foreign markets registered a -4.0% return for U.S. investors.
     The Select Emerging Markets Free Index fell -9.6% in U.S. dollars, having declined -3.5% in local currencies. The index was hit by weakness in South Africa (-15%) and several emerging Asian markets, including Indonesia (-44%), Thailand (-36%), and the Philippines (-36%). The biggest gains among emerging markets were in Israel (+27%) and Venezuela (+19%).

6

FUND PROFILE
BALANCED INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of June 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 8 and 9.

TOTAL FUND CHARACTERISTICS
--------------------------------
Yield                       3.4%
Turnover Rate               20%*
Expense Ratio             0.22%*
Cash Investments            0.5%

*Annualized.

FUND ASSET ALLOCATION
--------------------------------
[PIE CHART]
STOCKS                       59%
BONDS                        40%
CASH INVESTMENTS              1%

TOTAL FUND VOLATILITY MEASURES
--------------------------------
                BALANCED     S&P
                   INDEX     500
--------------------------------
R-Squared           0.92    1.00
Beta                0.59    1.00

TEN LARGEST STOCKS
(% OF EQUITIES)
--------------------------------
General Electric Co.        3.3%
Intel Corp.                 2.8
Cisco Systems, Inc.         2.8
Microsoft Corp.             2.6
Pfizer, Inc.                1.9
Exxon Mobil Corp.           1.7
Wal-Mart Stores, Inc.       1.6
Oracle Corp.                1.5
Citigroup, Inc.             1.3
International Business
 Machines Corp.             1.2
--------------------------------
Top Ten                    20.7%
--------------------------------
Top Ten as % of
 Total Net Assets          12.2%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------
                            JUNE 30, 1999                 JUNE 30, 2000
                           -----------------------------------------------------
                              BALANCED             BALANCED            WILSHIRE
                               INDEX                INDEX                5000
                           -----------------------------------------------------
Auto & Transportation .....     2.6%                 1.7%                1.7%
Consumer Discretionary ....    14.7                 13.3                13.3
Consumer Staples ..........     6.5                  4.8                 4.8
Financial Services ........    17.8                 14.0                13.9
Health Care ...............    10.3                 11.7                11.7
Integrated Oils ...........     3.5                  2.8                 2.8
Other Energy ..............     1.6                  2.4                 2.4
Materials & Processing ....     4.0                  2.5                 2.5
Producer Durables .........     4.2                  3.6                 3.6
Technology ................    19.0                 29.9                29.9
Utilities .................    11.1                  8.8                 8.8
Other .....................     4.7                  4.5                 4.6
--------------------------------------------------------------------------------

7

EQUITY CHARACTERISTICS
------------------------------------------
                        BALANCED  WILSHIRE
                           INDEX      5000
------------------------------------------
Number of Stocks           3,259     6,875
Median Market Cap         $45.7B    $45.7B
Price/Earnings Ratio       31.9x     32.0x
Price/Book Ratio            4.7x      4.7x
Dividend Yield              1.1%      1.1%
Return on Equity           23.2%     23.2%
Earnings Growth Rate       17.2%     17.3%
Foreign Holdings            0.0%      0.0%

EQUITY INVESTMENT FOCUS
------------------------------------------
[GRID]
MARKET CAP                           LARGE
STYLE                                BLEND

FIXED INCOME CHARACTERISTICS
------------------------------------------
                        BALANCED
                           INDEX   LEHMAN*
------------------------------------------
Number of Bonds              481     5,632
Yield to Maturity           7.3%      7.3%
Average Coupon              7.4%      6.9%
Average Maturity       9.0 years 8.8 years
Average Quality              Aa1       Aaa
Average Duration       4.9 years 4.9 years

*Lehman Aggregate Bond Index.

FIXED INCOME INVESTMENT FOCUS
------------------------------------------
[GRID]
CREDIT QUALITY             TREASURY/AGENCY
AVERAGE MATURITY                    MEDIUM

DISTRIBUTION BY ISSUER
(% OF BONDS)
------------------------------------------
Asset-Backed                          2.8%
Commercial Mortgage-Backed            0.0
Finance                              13.6
Foreign                               5.5
Government Mortgage-Backed           35.2
Industrial                           12.3
Treasury/Agency                      25.4
Utilities                             5.2
------------------------------------------
Total                               100.0%

DISTRIBUTION BY CREDIT QUALITY
(% OF BONDS)
------------------------------------------
Treasury/Agency*                     60.6%
Aaa                                   4.3
Aa                                    5.5
A                                    13.6
Baa                                  15.8
Ba                                    0.2
B                                     0.0
Not Rated                             0.0
------------------------------------------
Total                               100.0%

*Includes Government Mortgage-Backed.

8

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED INCOME INVESTMENT FOCUS. This grid indicates the focus of a fund's fixed income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

9

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market. Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

10

PERFORMANCE SUMMARY
BALANCED INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS:
NOVEMBER 9, 1992--JUNE 30, 2000
-----------------------------------------------
           BALANCED INDEX FUND        COMPOSITE
                                        INDEX*
FISCAL   CAPITAL   INCOME   TOTAL       TOTAL
YEAR      RETURN   RETURN   RETURN      RETURN
-----------------------------------------------
1992        2.9%     0.8%     3.7%        3.8%
1993        6.1      3.9     10.0        10.7
1994       -5.2      3.6     -1.6        -1.2
1995       24.0      4.6     28.6        29.0
1996       10.0      3.9     13.9        14.0
1997       18.2      4.0     22.2        22.5
1998       14.3      3.6     17.9        18.1
1999       10.2      3.4     13.6        13.5
2000**     -0.3      1.5      1.2         1.3
-----------------------------------------------
 *60% Wilshire 5000 Index, 40% Lehman Aggregate
  Bond Index.
**Six months ended June 30, 2000.
See Financial Highlights table on page 49 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------
                                                            SINCE INCEPTION
                       INCEPTION                      --------------------------
                         DATE     1 YEAR    5 YEARS    CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
Balanced Index Fund*   11/9/1992   8.00%     15.95%     10.16%    3.87%   14.03%
--------------------------------------------------------------------------------
*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

11

FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.). The fund's Wilshire 5000 Index common stocks are listed in descending market value order; corporate bonds are subtotaled by industry sector and reported separately from U.S. and foreign government bonds. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------
                                             MARKET
                                             VALUE*
BALANCED INDEX FUND             SHARES        (000)
----------------------------------------------------
COMMON STOCKS (58.8%)(1)
----------------------------------------------------
    General Electric Co.     1,294,339     $ 68,600
    Intel Corp.                438,684       58,647
o   Cisco Systems, Inc.        910,062       57,846
o   Microsoft Corp.            687,665       55,013
    Pfizer, Inc.               824,195       39,561
    Exxon Mobil Corp.          456,109       35,805
    Wal-Mart Stores, Inc.      583,100       33,601
o   Oracle Corp.               370,960       31,184
    Citigroup, Inc.            441,977       26,629
    International Business
     Machines Corp.            232,500       25,473
    Lucent Technologies, Inc.  425,987       25,240
    American International
     Group, Inc.               202,069       23,743
    Merck & Co., Inc.          301,418       23,096
o   EMC Corp.                  284,160       21,863
    SBC Communications Inc.    443,576       19,185
o   Sun Microsystems, Inc.     207,540       18,873
    The Coca-Cola Co.          324,300       18,627
    Johnson & Johnson          181,996       18,541
o   WorldCom, Inc.             374,219       17,167
o   Dell Computer Corp.        335,600       16,549
    Hewlett-Packard Co.        130,850       16,340
o   America Online, Inc.       300,732       15,864
    Home Depot, Inc.           302,497       15,106
    Bristol-Myers Squibb Co.   258,500       15,058
    Eli Lilly & Co.            147,956       14,777
    Texas Instruments, Inc.    214,222       14,714
o   Viacom Inc. Class B        197,448       13,463
    Time Warner, Inc.          172,200       13,087
    AT&T Corp.                 412,406       13,042
    Morgan Stanley Dean
     Witter & Co.              148,040       12,324
    The Walt Disney Co.        272,200       10,565
    BellSouth Corp.            246,600       10,511
o   Berkshire Hathaway Inc.
     Class A                       194       10,437
    Bell Atlantic Corp.        202,408       10,285
    American Home Products
     Corp.                     171,300       10,064
    Procter & Gamble Co.       171,200        9,801
    Corning, Inc.               36,220        9,775
    Schering-Plough Corp.      191,900        9,691
o   Applied Materials, Inc.    105,813        9,589
o   Amgen, Inc.                134,284        9,433
    Bank of America Corp.      217,350        9,346
    American Express Co.       174,952        9,119
    Abbott Laboratories        202,905        9,042
o   Yahoo!, Inc.                71,132        8,811
o   JDS Uniphase Corp.          72,520        8,693
    Pharmacia Corp.            166,100        8,585
    PepsiCo, Inc.              188,600        8,381
    Wells Fargo Co.            213,518        8,274
    Motorola, Inc.             281,670        8,186
    Philip Morris Cos., Inc.   301,400        8,006
    GTE Corp.                  126,000        7,844
    Medtronic, Inc.            156,642        7,803
    The Chase Manhattan Corp.  162,369        7,479
    Chevron Corp.               85,397        7,243
o   Sprint PCS                 119,840        7,130
    Fannie Mae                 132,700        6,925
    Ford Motor Co.             158,500        6,816
o   Micron Technology, Inc.     73,028        6,431
    Enron Corp.                 95,790        6,178
o   NEXTEL Communications, Inc. 99,292        6,075
    E.I. du Pont de Nemours
     & Co.                     137,077        5,997
    Charles Schwab Corp.       177,796        5,978
o   Broadcom Corp.              27,300        5,977

12

----------------------------------------------------
                                             MARKET
                                             VALUE*
BALANCED INDEX FUND             SHARES        (000)
----------------------------------------------------
o   Juniper Networks, Inc.      41,000   $    5,968
    Merrill Lynch & Co., Inc.   50,831        5,846
    Sprint Corp.               114,580        5,844
o   QUALCOMM, Inc.              96,900        5,814
o   Veritas Software Corp.      51,275        5,795
    McDonald's Corp.           175,100        5,767
    U S WEST, Inc.              66,369        5,691
    Compaq Computer Corp.      222,490        5,687
    Schlumberger Ltd.           74,392        5,552
o   MediaOne Group, Inc.        80,100        5,312
    The Boeing Co.             118,362        4,949
o   Qwest Communications
     International Inc.         98,520        4,895
    Gillette Co.               136,616        4,773
    Colgate-Palmolive Co.       76,200        4,562
o   Comcast Corp.-Special
     Class A                   111,498        4,516
    The Bank of New York
     Co., Inc.                  96,362        4,481
o   VeriSign, Inc.              25,212        4,450
    Automatic Data Processing,
     Inc.                       82,799        4,435
    Anheuser-Busch Cos., Inc.   59,131        4,416
o   Agilent Technologies, Inc.  59,787        4,409
    Minnesota Mining &
     Manufacturing Co.          52,200        4,307
o   Siebel Systems, Inc.        26,142        4,276
    Walgreen Co.               131,570        4,235
o   Level 3 Communications,
     Inc.                       47,900        4,215
    Kimberly-Clark Corp.        72,697        4,171
    General Motors Corp.        71,768        4,167
    FleetBoston Financial
     Corp.                     118,592        4,032
    Bank One Corp.             150,004        3,984
    Computer Associates
     International, Inc.        77,021        3,942
    Texaco Inc.                 72,378        3,854
o   ADC Telecommunications,
     Inc.                       44,301        3,716
    Freddie Mac                 90,900        3,681
    Marsh & McLennan Cos.,
     Inc.                       35,200        3,676
o   Tellabs, Inc.               53,536        3,664
    United Technologies Corp.   62,136        3,658
o   Analog Devices, Inc.        46,632        3,544
o   Sycamore Networks, Inc.     31,900        3,521
    Honeywell International
     Inc.                      104,433        3,518
    The Gap, Inc.              111,287        3,478
o   Xilinx, Inc.                42,100        3,476
    Target Corp.                59,400        3,445
o   Cox Communications, Inc.
     Class A                    75,569        3,443
    Emerson Electric Co.        56,401        3,405
o   Redback Networks Inc.       19,100        3,400
o   Clear Channel
     Communications, Inc.       44,272        3,320
    Alcoa Inc.                 114,296        3,315
o   Solectron Corp.             77,906        3,262
o   Immunex Corp.               65,300        3,228
o   Network Appliance, Inc.     39,900        3,212
    First Union Corp.          129,173        3,205
o   CIENA Corp.                 18,400        3,067
o   Safeway, Inc.               65,610        2,961
    MBNA Corp.                 104,898        2,845
    Baxter International,
     Inc.                       40,304        2,834
o   SDL, Inc.                    9,600        2,738
    Halliburton Co.             57,794        2,727
    First Data Corp.            54,866        2,723
    Cardinal Health, Inc.       36,788        2,722
    Firstar Corp.              128,193        2,700
    Duke Energy Corp.           47,812        2,695
o   Ariba, Inc.                 27,300        2,677
o   Altera Corp.                26,100        2,661
    Dow Chemical Co.            87,978        2,656
o   TIBCO Software Inc.         24,500        2,627
o   3Com Corp.                  45,225        2,606
o   Brocade Communications
     Systems, Inc.              14,200        2,605
    Linear Technology Corp.     40,700        2,602
o   General Motors Corp.
     Class H                    29,648        2,602
o   AES Corp.                   56,528        2,579
    Household International,
     Inc.                       61,884        2,572
    Fifth Third Bancorp         40,361        2,553
    ALLTEL Corp.                41,076        2,544
    Electronic Data Systems
     Corp.                      61,600        2,541
    Bestfoods                   36,545        2,531
o   Maxim Integrated
     Products, Inc.             37,100        2,520
o   VoiceStream Wireless Corp.  21,310        2,478
o   Metromedia Fiber Network,
     Inc.                       62,090        2,464
    Eastman Kodak Co.           41,314        2,458
o   i2 Technologies, Inc.       23,420        2,442
    J.P. Morgan & Co., Inc.     21,900        2,412
o   The Kroger Co.             109,136        2,408
    Williams Cos., Inc.         57,608        2,402
o   Gateway, Inc.               41,856        2,375
o   Kohl's Corp.                42,700        2,375
o   Exodus Communications,
     Inc.                       51,000        2,349
o   E-Tek Dynamics, Inc.         8,900        2,348
    Mellon Financial Corp.      64,048        2,334
    Illinois Tool Works, Inc.   39,310        2,241
    HCA-The Healthcare Co.      73,659        2,237
    State Street Corp.          21,001        2,227
o   Apple Computer, Inc.        42,332        2,217
    Allstate Corp.              99,452        2,213
    Sara Lee Corp.             113,402        2,190
o   LSI Logic Corp.             40,108        2,171
    Associates First Capital
     Corp.                      95,212        2,124
    Gannett Co., Inc.           35,123        2,101
    Washington Mutual, Inc.     72,694        2,099
    Omnicom Group Inc.          23,252        2,071
    Lowe's Cos., Inc.           49,992        2,053
    CVS Corp.                   51,282        2,051
    Paychex, Inc.               48,565        2,040
    H.J. Heinz Co.              46,400        2,030
    Adobe Systems, Inc.         15,600        2,028
    Southern Co.                86,400        2,014
    CIGNA Corp.                 21,477        2,008
o   Guidant Corp.               40,240        1,992
    Conoco Inc. Class B         81,046        1,991
    American General Corp.      32,383        1,975
o   MedImmune Inc.              26,571        1,966
o   AMFM Inc.                   28,327        1,955
    AXA Financial, Inc.         56,500        1,921
o   Costco Wholesale Corp.      57,930        1,912
    Northern Trust Corp.        29,200        1,900
    U.S. Bancorp                98,542        1,897
o   Genentech, Inc.             11,000        1,892
    UnitedHealth Group Inc.     21,979        1,885
    International Paper Co.     63,112        1,882
o   Infinity Broadcasting
     Corp.                      51,375        1,872

13

----------------------------------------------------
                                             MARKET
                                             VALUE*
                                SHARES        (000)
----------------------------------------------------
o   Comverse Technology, Inc.   20,000   $    1,860
    SunTrust Banks, Inc.        40,677        1,858
o   eBay Inc.                   34,200        1,857
    Albertson's, Inc.           55,390        1,842
    Sysco Corp.                 43,189        1,819
    Xerox Corp.                 86,884        1,803
    PNC Financial Services
     Group                      38,440        1,802
o   Vitesse Semiconductor Corp. 24,300        1,788
    PE Corp. - PE Biosystems
     Group                      27,000        1,779
    Coastal Corp.               27,962        1,702
o   Best Buy Co., Inc.          26,800        1,695
o   Inktomi Corp.               14,300        1,691
o   Teradyne, Inc.              23,000        1,691
    Interpublic Group of Cos.,
     Inc.                       39,304        1,690
o   CMGI Inc                    36,797        1,686
    Phillips Petroleum Co.      33,200        1,683
o   BroadVision, Inc.           33,005        1,677
    Providian Financial Corp.   18,614        1,675
o   Sanmina Corp.               19,380        1,657
o   Amazon.com, Inc.            45,600        1,656
o   Foundry Networks, Inc.      14,900        1,646
o   Seagate Technology Inc.     29,868        1,643
o   Computer Sciences Corp.     21,934        1,638
o   InfoSpace, Inc.             29,600        1,635
    Campbell Soup Co.           55,836        1,626
o   BEA Systems, Inc.           32,800        1,622
    The Hartford Financial
     Services Group Inc.        28,980        1,621
    AFLAC, Inc.                 34,874        1,602
    Kellogg Co.                 53,100        1,580
    Scientific-Atlanta, Inc.    21,188        1,579
    Caterpillar, Inc.           46,534        1,576
    Carnival Corp.              80,700        1,574
o   Applied Micro Circuits
     Corp.                      15,900        1,570
o   McLeodUSA, Inc. Class A     75,125        1,554
o   Advanced Micro Devices,
     Inc.                       20,000        1,545
    Waste Management, Inc.      81,049        1,540
    Harley-Davidson, Inc.       39,600        1,525
    El Paso Energy Corp.        29,896        1,523
    General Mills, Inc.         39,434        1,508
    Sears, Roebuck & Co.        46,100        1,504
    Lehman Brothers Holdings,
     Inc.                       15,760        1,490
    Transocean Sedco Forex Inc. 27,379        1,463
o   FedEx Corp.                 37,952        1,442
    Wachovia Corp.              26,551        1,440
    NIKE, Inc. Class B          36,139        1,439
    The Chubb Corp.             23,052        1,418
    Avon Products, Inc.         31,718        1,411
o   KLA-Tencor Corp.            24,100        1,411
    Pitney Bowes, Inc.          34,769        1,391
    The Clorox Co.              30,992        1,389
    The McGraw-Hill Cos., Inc.  25,696        1,388
o   Univision Communications
     Inc.                       13,400        1,387
    Baker Hughes, Inc.          43,134        1,380
    National City Corp.         80,648        1,376
    General Dynamics Corp.      26,332        1,376
o   Conexant Systems, Inc.      28,114        1,367
o   Rambus Inc.                 13,200        1,360
o   Millennium Pharmaceuticals,
     Inc.                       12,126        1,357
    Dynegy, Inc.                19,582        1,338
    Dominion Resources, Inc.    31,081        1,333
    Weyerhaeuser Co.            30,795        1,324
o   Portal Software, Inc.       20,700        1,322
    The Quaker Oats Co.         17,500        1,315
o   Cendant Corp.               93,579        1,310
    Burlington Northern Santa
     Fe Corp.                   57,023        1,308
o   Vignette Corp.              25,000        1,300
o   National Semiconductor
     Corp.                      22,900        1,300
    Intimate Brands, Inc.       65,230        1,288
    Lockheed Martin Corp.       51,840        1,286
    Kansas City Southern
     Industries, Inc.           14,500        1,286
    Allergan, Inc.              17,200        1,281
o   Biogen, Inc.                19,700        1,271
    American Electric Power
     Co., Inc.                  42,193        1,250
    Southwest Airlines Co.      65,966        1,249
    Molex, Inc.                 25,733        1,238
    PG&E Corp.                  50,240        1,237
    ConAgra, Inc.               64,403        1,228
    Wrigley, (Wm.) Jr. Co.      15,200        1,219
    The Limited, Inc.           56,176        1,215
o   Jabil Circuit, Inc.         24,400        1,211
    Union Pacific Corp.         32,510        1,209
    Aetna Inc.                  18,749        1,203
    RadioShack Corp.            25,300        1,199
o   Boston Scientific Corp.     54,248        1,190
    Marriott International,
     Inc. Class A               32,578        1,175
    FPL Group, Inc.             23,500        1,163
o   BMC Software, Inc.          31,830        1,161
o   Cablevision Systems Corp.
     Class B                    17,100        1,161
    Capital One Financial Corp. 25,799        1,151
o   Sepracor Inc.                9,500        1,146
    Reliant Energy, Inc.        38,671        1,143
    Deere & Co.                 30,641        1,134
o   Lexmark International
     Group, Inc. Class A        16,700        1,123
o   Forest Laboratories, Inc.   11,100        1,121
o   NEXTLINK Communications,
     Inc.                       29,435        1,117
o   Chiron Corp.                23,404        1,112
    Stryker Corp.               25,400        1,111
o   NTL Inc.                    18,524        1,109
    Nabisco Group Holdings
     Corp.                      42,699        1,108
    Tenet Healthcare Corp.      40,782        1,101
o   Calpine Corp.               16,600        1,091
    Burlington Resources, Inc.  28,450        1,088
    BB&T Corp.                  45,517        1,087
o   Rational Software Corp.     11,663        1,084
    Dover Corp.                 26,716        1,084
    Delphi Automotive Systems
     Corp.                      73,947        1,077
    TXU Corp.                   36,210        1,068
o   Atmel Corp.                 28,800        1,062
    Textron, Inc.               19,519        1,060
o   Intuit, Inc.                25,600        1,059
    Masco Corp.                 58,500        1,057
    Vastar Resources, Inc.      12,800        1,051
    Unocal Corp.                31,700        1,050
o   Convergys Corp.             20,200        1,048
    May Department Stores Co.   43,482        1,044
    Aon Corp.                   33,591        1,043
    KeyCorp                     58,570        1,032
o   RealNetworks, Inc.          20,200        1,021

14

----------------------------------------------------
                                             MARKET
                                             VALUE*
BALANCED INDEX FUND             SHARES        (000)
----------------------------------------------------
    USX-Marathon Group          40,647   $    1,019
o   American Power Conversion
     Corp.                      24,900        1,016
    Occidental Petroleum Corp.  48,138        1,014
o   GlobeSpan, Inc.              8,300        1,013
o   Waters Corp.                 8,100        1,011
    PPG Industries, Inc.        22,800        1,010
o   Vitria Technology, Inc.     16,500        1,009
o   Aether Systems, Inc.         4,900        1,005
o   EchoStar Communications
     Corp.                      30,200        1,000
    Avery Dennison Corp.        14,787          993
    Public Service Enterprise
     Group, Inc.                28,660          992
    Franklin Resources Corp.    32,566          989
    Rohm & Haas Co.             28,648          988
o   Mercury Interactive Corp.   10,200          987
o   John Hancock Financial
     Services, Inc.             41,100          974
o   At Home Corp. Series A      46,460          964
    Equity Office Properties
     Trust REIT                 34,883          961
o   Human Genome Sciences, Inc.  7,200          960
    Symbol Technologies, Inc.   17,756          959
o   Staples, Inc.               62,105          955
    Newell Rubbermaid, Inc.     36,942          951
    Becton, Dickinson & Co.     32,932          945
    St. Paul Cos., Inc.         27,636          943
o   Novellus Systems, Inc.      16,600          939
o   Commerce One, Inc.          20,600          935
    Unicom Corp.                24,100          932
    Edison International        45,400          931
    Air Products & Chemicals,
     Inc.                       30,072          927
o   Federated Department
     Stores, Inc.               27,454          927
    Lincoln National Corp.      25,600          925
    Danaher Corp.               18,700          924
    Comerica, Inc.              20,533          921
o   RF Micro Devices, Inc.      10,500          920
    Coca-Cola Enterprises,
     Inc.                       55,700          909
o   Starbucks Corp.             23,700          905
    The Goldman Sachs Group,
     Inc.                        9,500          901
o   Allegiance Telecom, Inc.    14,000          896
    PECO Energy Corp.           22,100          891
    New York Times Co. Class A  22,400          885
o   Next Level Communications,
     Inc.                       10,300          883
    Circuit City Stores, Inc.   26,588          882
    Apache Corp.                15,000          882
o   American Tower Corp.
     Class A                    21,130          881
    Hershey Foods Corp.         18,116          879
    Entergy Corp.               32,287          878
    Union Carbide Corp.         17,581          870
    Delta Air Lines, Inc.       17,158          868
    Golden West Financial Corp. 21,161          864
    Dow Jones & Co., Inc.       11,766          862
    Ingersoll-Rand Co.          21,400          861
o   IVAX Corp.                  20,750          861
    Consolidated Edison Inc.    28,978          858
o   Art Technology Group, Inc.   8,500          858
    PaineWebber Group, Inc.     18,700          851
    United Parcel Service, Inc. 14,400          850
o   Priceline.com Inc.          22,300          847
    Dollar General Corp.        43,219          843
    Loews Corp.                 13,900          834
    Anadarko Petroleum Corp.    16,700          824
o   ALZA Corp.                  13,900          822
o   CNA Financial Corp.         24,000          816
    Telephone & Data Systems,
     Inc.                        8,100          812
    Starwood Hotels & Resorts
     Worldwide, Inc.            25,106          811
    AmSouth Bancorp             51,177          806
    Cintas Corp.                21,950          805
o   USA Networks, Inc.          37,204          805
o   Sapient Corp.                7,500          802
    Estee Lauder Cos. Class A   16,200          801
    Tribune Co.                 22,722          795
    Ralston-Ralston Purina
     Group                      39,829          794
    Rockwell International
     Corp.                      24,883          784
o   TMP Worldwide, Inc.         10,600          782
    SLM Holding Corp.           20,850          781
    Archer-Daniels-Midland Co.  79,404          779
    Praxair, Inc.               20,789          778
    Jefferson-Pilot Corp.       13,725          775
o   Nabors Industries, Inc.     18,600          773
    McKesson HBOC, Inc.         36,849          772
    Equity Residential
     Properties Trust REIT      16,743          770
o   Crown Castle International
     Corp.                      21,000          767
o   Software.com, Inc.           5,900          766
    TJX Cos., Inc.              40,600          761
o   Lycos, Inc.                 13,972          754
o   SCI Systems, Inc.           19,000          745
    Norfolk Southern Corp.      50,000          744
    Amerada Hess Corp.          11,957          738
    Kerr-McGee Corp.            12,510          737
o   Internap Network Services
     Corp.                      17,700          735
    BroadWing Inc.              28,309          734
    The Times Mirror Co.
     Class A                     8,044          730
o   Extreme Networks, Inc.       6,900          728
    Union Pacific Resources
     Group, Inc.                33,037          727
    Mattel, Inc.                55,090          726
    IMS Health, Inc.            40,300          725
o   U.S. Cellular Corp.         11,500          725
    Raytheon Co. Class B        37,400          720
o   Integrated Device
     Technology Inc.            12,000          719
    FirstEnergy Corp.           30,491          713
o   CDW Computer Centers, Inc.  11,400          713
o   Micromuse Inc.               4,300          712
    Progressive Corp. of Ohio    9,600          710
    Donaldson, Lufkin &
     Jenrette, Inc.             16,700          709
o   Noble Drilling Corp.        17,200          708
o   Concord EFS, Inc.           27,128          705
o   PE Corp. - Celera Genomics
     Group                       7,525          704
    Columbia Energy Group       10,717          703
o   Fox Entertainment Group,
     Inc. Class A               23,100          702
o   Adelphia Communications
     Corp. Class A              14,839          696
    TRW, Inc.                   15,914          690
o   Metro-Goldwyn-Mayer Inc.    26,369          689
    Cincinnati Financial Corp.  21,547          677
o   Watson Pharmaceuticals,
     Inc.                       12,600          677

15

----------------------------------------------------
                                             MARKET
                                             VALUE*
                                SHARES        (000)
----------------------------------------------------
o   Fiserv, Inc.                15,650   $      677
o   BJ Services Co.             10,800          675
o   TV Guide, Inc.              19,700          675
o   Vishay Intertechnology,
     Inc.                       17,735          673
o   Robert Half International,
     Inc.                       23,500          670
    CP&L, INC.                  20,927          668
    Phone.com, Inc.             10,200          664
    T. Rowe Price               15,600          663
    Ecolab, Inc.                16,944          662
    QLogic Corp.                 9,984          660
o   Bed Bath & Beyond, Inc.     18,096          656
    MGM Grand, Inc.             20,402          655
    Fort James Corp.            28,328          655
o   Genzyme Corp.               11,000          654
    Eaton Corp.                  9,700          650
    Tiffany & Co.                9,600          648
o   Global Marine, Inc.         22,900          645
    ENSCO International, Inc.   18,024          645
o   IDEC Pharmaceuticals Corp.   5,500          645
    Synovus Financial Corp.     36,583          645
o   PSINet, Inc.                25,625          644
o   Cadence Design Systems,
     Inc.                       31,532          642
o   Cypress Semiconductor Corp. 15,200          642
    Reliastar Financial Corp.   12,238          642
    Charter One Financial       27,831          640
o   PeopleSoft, Inc.            37,892          635
    Devon Energy Corp.          11,280          634
    MBIA, Inc.                  13,116          632
o   Metropolitan Life
     Insurance Co.              30,000          632
    MGIC Investment Corp.       13,871          631
    UnumProvident Corp.         31,424          630
o   Macromedia, Inc.             6,500          628
    Constellation Energy Group  19,300          628
    J.C. Penney Co., Inc.       34,061          628
o   Affymetrix, Inc.             3,800          627
    Diamond Offshore Drilling,
     Inc.                       17,800          625
o   E*Trade Group, Inc.         37,870          625
o   Burr-Brown Corp.             7,150          620
o   DST Systems, Inc.            8,100          617
o   Abgenix, Inc.                5,100          611
    Bear Stearns Co., Inc.      14,682          611
o   Amkor Technology, Inc.      17,300          611
o   webMethods, Inc.             3,880          610
    Northrop Grumman Corp.       9,163          607
o   Wellpoint Health Networks
     Inc. Class A                8,368          606
    CSX Corp.                   28,596          606
o   Electronic Arts Inc.         8,300          605
    Dun & Bradstreet Corp.      21,100          604
o   Quest Software, Inc.        10,900          604
o   Cree, Inc.                   4,504          601
o   LAM Research Corp.          15,980          599
    Ameren Corp.                17,734          599
o   R & B Falcon Corp.          25,324          597
    Florida Progress Corp.      12,700          595
o   Verio Inc.                  10,700          594
o   Cabletron Systems, Inc.     23,510          594
o   Unisys Corp.                40,700          593
o   Kana Communications, Inc.    9,548          591
    Georgia Pacific Group       22,418          588
o   Andrx Corp.                  9,200          588
    Bausch & Lomb, Inc.          7,600          588
o   Peregrine Systems, Inc.     16,881          586
o   Copper Mountain Networks,
     Inc.                        6,600          582
o   Citizens Communications Co. 33,481          578
    Biomet, Inc.                15,000          577
o   DoubleClick Inc.            15,116          576
o   Microchip Technology, Inc.   9,850          574
    Washington Post Co. Class B  1,200          574
    DTE Energy Co.              18,726          572
    Marshall & Ilsley Corp.     13,778          572
    Regions Financial Corp.     28,617          569
o   Weatherford International,
     Inc.                       14,193          565
    Summit Bancorp              22,902          564
    Knight Ridder               10,593          563
o   SanDisk Corp.                9,200          563
o   Entrust Technologies, Inc    6,800          563
    The CIT Group, Inc.         34,500          561
    Johnson Controls, Inc.      10,923          560
o   Tricon Global Restaurants,
     Inc.                       19,802          559
    Reader's Digest Assn., Inc.
     Class A                    14,000          557
    The Pepsi Bottling Group,
     Inc.                       19,000          555
o   ISS Group, Inc.              5,600          553
    Vulcan Materials Co.        12,900          551
    Parker Hannifin Corp.       15,804          541
    KeySpan Corp.               17,554          540
    Tosco Corp.                 18,800          532
    Young & Rubicam Inc.         9,300          532
o   SPX Corp.                    4,355          527
    Cinergy Corp.               20,562          523
    AVX Corp.                   22,800          523
o   Red Hat, Inc.               19,300          522
o   Efficient Networks, Inc.     7,100          522
    CenturyTel, Inc.            18,162          522
o   NVIDIA Corp.                 8,200          521
o   SunGard Data Systems, Inc.  16,800          521
o   Terayon Communications
     Systems, Inc.               8,100          520
    EOG Resources, Inc.         15,400          516
o   Finisar Corp.               19,700          516
    Union Planters Corp.        18,459          516
    Zions Bancorp               11,200          514
o   AMR Corp.                   19,412          513
o   King Pharmaceuticals, Inc.  11,694          513
    Montana Power Co.           14,500          512
    Harcourt General, Inc.       9,400          511
o   Dollar Tree Stores, Inc.    12,900          510
o   Alteon Websystems, Inc.      5,100          510
    Santa Fe International
     Corp.                      14,600          510
    UnitedGlobalCom Inc.
     Class A                    10,900          510
o   E.W. Scripps Co. Class A    10,300          507
    St. Jude Medical, Inc.      11,042          507
o   Kinder Morgan, Inc.         14,592          504
    AMBAC Financial Group Inc.   9,200          504
    Simon Property Group, Inc.
     REIT                       22,484          499
o   Westwood One, Inc.          14,600          498
o   MRV Communications Inc.      7,400          498
o   Western Wireless Corp.
     Class A                     9,100          496
    Fortune Brands, Inc.        21,500          496
    M & T Bank Corp.             1,100          495
    Eastman Chemical Co.        10,350          494
    The BFGoodrich Co.          14,440          492
    Brown-Forman Corp. Class B   9,100          489
    Old Kent Financial Corp.    18,275          489
    SouthTrust Corp.            21,572          488

16

----------------------------------------------------
                                             MARKET
                                             VALUE*
BALANCED INDEX FUND             SHARES        (000)
----------------------------------------------------
    Equifax, Inc.               18,540   $      487
o   Park Place Entertainment    39,885          486
o   Safeguard Scientifics, Inc. 15,118          485
o   Compuware Corp.             46,500          482
    Sabre Holdings Corp.        16,877          481
o   TriQuint Semiconductor, Inc. 5,000          478
o   NCR Corp.                   12,281          478
o   Celgene Corp.                8,100          477
    Newmont Mining Corp.        21,914          474
o   Smith International, Inc.    6,500          473
o   Infonet Services Corp.      39,600          473
o   MiniMed, Inc.                4,000          472
    Huntington Bancshares Inc.  29,819          472
    Genuine Parts Co.           23,345          467
o   Power-One, Inc.              4,050          461
    Sherwin-Williams Co.        21,768          461
o   E.Piphany Inc.               4,300          461
o   Toys R Us, Inc.             31,436          458
    Dana Corp.                  21,603          458
o   Advanced Fibre
     Communications, Inc.       10,100          458
o   Ceridian Corp.              19,000          457
    Whirlpool Corp.              9,778          456
    Sempra Energy               26,800          456
o   PRIMEDIA Inc.               20,000          455
o   Knight Trading Group, Inc.  15,200          453
    ProLogis Trust REIT         21,252          453
    New Century Energies, Inc.  15,070          452
o   Micrel, Inc.                10,400          452
o   Sealed Air Corp.             8,619          451
o   Cooper Cameron Corp.         6,800          449
    Countrywide Credit
     Industries, Inc.           14,790          448
    Comdisco, Inc.              20,000          446
o   Citrix Systems, Inc.        23,500          445
    A.G. Edwards & Sons, Inc.   11,387          444
    Tektronix, Inc.              6,000          444
o   TeleCorp PCS, Inc.          11,000          443
o   Critical Path, Inc.          7,600          443
    ServiceMaster Co.           38,950          443
o   Thermo Electron Corp.       20,759          437
    Black & Decker Corp.        11,075          435
    Royal Caribbean Cruises,
     Ltd.                       23,500          435
    Hilton Hotels Corp.         46,352          435
o   Kmart Corp.                 63,700          434
o   Hispanic Broadcasting Corp. 13,100          434
    Millipore Corp.              5,700          430
o   Spectrasite Holdings, Inc.  15,140          430
    GPU, Inc.                   15,840          429
o   Continental Airlines, Inc.
     Class B                     9,100          428
    Nordstrom, Inc.             17,664          426
o   International Rectifier
     Corp.                       7,600          426
    Torchmark Corp.             17,200          425
    Family Dollar Stores, Inc.  21,700          425
    Leggett & Platt, Inc.       25,700          424
o   Polycom, Inc.                4,500          423
o   Lattice Semiconductor Corp.  6,100          422
o   Fairchild Semiconductor
     Corp.                      10,400          421
    BHC Communications, Inc.
     Class A                     2,800          420
    Newport Corp.                3,900          419
    International Flavors &
     Fragrances, Inc.           13,839          418
    Consolidated Papers         11,400          417
    PPL Corp.                   18,952          416
o   Agile Software Corp.         5,850          414
o   Health Management
     Associates Class A         31,570          412
o   Lamar Advertising Co.
     Class A                     9,500          411
    Conseco Inc.                42,131          411
o   Symantec Corp.               7,600          410
    Northern States Power Co.   20,300          410
    The Goodyear Tire & Rubber
     Co.                        20,487          410
o   CheckFree Holdings Corp.     7,900          407
    Northeast Utilities         18,700          407
    PACCAR, Inc.                10,241          406
    LG&E Energy Corp.           16,979          405
o   Gilead Sciences, Inc.        5,679          404
    Cooper Industries, Inc.     12,404          404
    PerkinElmer, Inc.            6,100          403
    R.J. Reynolds Tobacco
     Holdings, Inc.             14,433          403
    H & R Block, Inc.           12,424          402
    Legg Mason Inc.              8,000          400
    Willamette Industries, Inc. 14,657          399
    UnionBanCal Corp.           21,484          399
o   Triton PCS, Inc.             6,900          398
    Phelps Dodge Corp.          10,710          398
o   Quest Diagnostics, Inc.      5,562          398
    Keebler Foods Co.           10,700          397
    Maytag Corp.                10,771          397
o   Scient Corp.                 9,000          397
o   Protein Design Labs, Inc.    2,400          396
o   Incyte Genomics Inc.         4,800          395
o   AutoZone Inc.               17,900          394
o   TranSwitch Corp.             5,100          394
    DQE Inc.                     9,950          394
o   Quanta Services, Inc.        7,150          393
o   Proxicom, Inc.               8,200          393
o   Novell, Inc.                42,400          392
    SuperValu Inc.              20,491          391
    Total System Services, Inc. 24,500          389
    Allegheny Energy, Inc.      14,200          389
o   AutoNation, Inc.            55,030          389
    Hannaford Brothers Co.       5,400          388
    Potomac Electric Power Co.  15,500          388
o   MarchFirst, Inc.            21,177          386
    North Fork Bancorp, Inc.    25,541          386
    Vornado Realty Trust REIT   11,100          386
    Transatlantic Holdings, Inc. 4,600          385
    Archstone Communities Trust
     REIT                       18,287          385
o   Digital Island Inc.          7,900          384
    Nucor Corp.                 11,541          383
o   Semtech Corp.                5,000          382
o   Parametric Technology Corp. 34,742          382
o   RSA Security Inc.            5,500          381
    Mallinckrodt, Inc.           8,766          381
    Public Storage, Inc. REIT   16,244          381
    Federated Investors, Inc.   10,800          379
    W.W. Grainger, Inc.         12,289          379
o   Arrow Electronics, Inc.     12,174          377
    Spieker Properties, Inc.
     REIT                        8,200          377
    Sigma-Aldrich Corp.         12,803          374
o   Winstar Communications,
     Inc.                       11,050          374
o   Sawtek Inc.                  6,500          374

17

----------------------------------------------------
                                             MARKET
                                             VALUE*
                                SHARES        (000)
----------------------------------------------------
o   Jones Apparel Group, Inc.   15,857   $      373
o   Network Associates, Inc.    18,283          373
    UAL Corp.                    6,400          372
    Digital Lightwave, Inc.      3,700          372
    Medarex, Inc.                4,400          372
    Apartment Investment &
     Management Co. Class A
     REIT                        8,560          370
o   CSG Systems International,
     Inc.                        6,600          370
o   American Standard Cos., Inc. 9,000          369
o   Republic Services, Inc.
     Class A                    23,000          368
    DPL Inc.                    16,726          367
o   SFX Entertainment, Inc.      8,080          366
    Pinnacle West Capital Corp. 10,800          366
o   Tritel, Inc.                12,272          364
    Delhaize America, Inc.
     Class A                    20,566          364
    R.R. Donnelley & Sons Co.   16,110          363
o   HEALTHSOUTH Corp.           50,558          363
    Allmerica Financial Corp.    6,889          361
o   Akamai Technologies, Inc.    3,037          361
    VF Corp.                    15,100          360
o   ImClone Systems, Inc.        4,700          359
o   Rowan Cos., Inc.            11,800          358
o   VerticalNet, Inc.            9,700          358
o   Vertex Pharmaceuticals, Inc. 3,400          358
o   Amphenol Corp.               5,400          357
    Nabisco Holdings Corp.
     Class A                     6,800          357
    Duke Realty Investments,
     Inc. REIT                  15,950          357
o   Powerwave Technologies, Inc. 8,100          356
o   Plug Power, Inc.             5,700          356
o   Netro Corp.                  6,200          356
o   Harrah's Entertainment,
     Inc.                       16,900          354
o   Andrew Corp.                10,530          353
o   Charter Communications,
     Inc.                       21,500          353
o   Credence Systems Corp.       6,400          353
o   Coherent, Inc.               4,200          352
o   Smurfit-Stone Container
     Corp.                      27,319          352
    Energy East Corp.           18,450          352
o   US Airways Group, Inc.       9,005          351
o   Techne                       2,700          351
o   Ditech Communications Corp.  3,700          350
o   Hanover Compressor Co.       9,200          350
    Hasbro, Inc.                23,150          349
o   Wind River Systems Inc.      9,152          347
o   Virata Corp.                 5,800          346
    Avalonbay Communities, Inc.
     REIT                        8,281          346
    Murphy Oil Corp.             5,800          345
o   Informatica Corp.            4,200          344
    Boston Properties, Inc. REIT 8,900          344
o   Healtheon/WebMD Corp.       23,100          342
o   Tekelec                      7,100          342
    TECO Energy, Inc.           17,000          341
o   Interwoven, Inc.             3,100          341
o   Pinnacle Holdings Inc. REIT  6,300          340
    ITT Industries, Inc.        11,193          340
o   Grant Prideco, Inc.         13,593          340
o   Digital Microwave Corp.      8,900          339
o   Alkermes, Inc.               7,200          339
    Sunoco, Inc.                11,506          339
    Viad Corp.                  12,400          338
o   Liberate Technologies, Inc. 11,500          337
    The St. Joe Co.             11,200          336
o   KEMET Corp.                 13,400          336
o   Silicon Storage Technology,
     Inc.                        3,800          336
    SCANA Corp.                 13,885          335
    Financial Security Assurance
     Holdings Ltd.               4,400          334
    First Security Corp.        24,462          332
o   Invitrogen Corp.             4,400          331
    UST, Inc.                   22,429          329
o   Express Scripts              5,300          329
    Avnet, Inc.                  5,545          329
    The Mead Corp.              13,000          328
    Kimco Realty Corp. REIT      8,000          328
    Crescent Real Estate, Inc.
     REIT                       16,000          328
    Popular, Inc.               17,200          328
    C.R. Bard, Inc.              6,800          327
    SAFECO Corp.                16,406          326
o   Macrovision Corp.            5,100          326
    Jones Pharma, Inc.           8,125          324
o   CommScope, Inc.              7,900          324
    CMS Energy Corp.            14,600          323
    NSTAR                        7,895          321
o   Niagara Mohawk Holdings
     Inc.                       23,000          321
o   Northwest Airlines Corp.
     Class A                    10,500          320
    Westvaco Corp.              12,850          319
    Ashland, Inc.                9,080          318
o   Adtran, Inc.                 5,300          317
o   Oak Technology, Inc.        14,700          317
o   Mercator Software, Inc.      4,600          316
    Fluor Corp.                 10,000          316
o   Synopsys, Inc.               9,145          316
o   NetIQ Corp.                  5,288          315
o   Varco International, Inc.   13,493          314
o   Informix Corp.              42,027          313
    Temple-Inland Inc.           7,400          311
    Jack Henry & Associates      6,200          311
    Global TeleSystems, Inc.    25,700          310
    Dallas Semiconductor Corp.   7,600          310
o   Inet Technologies, Inc.      5,700          309
    Expeditors International of
     Washington, Inc.            6,500          309
    Manpower Inc.                9,600          307
o   Acxiom Corp.                11,200          305
    American Water Works Co.,
     Inc.                       12,200          305
o   Centillium Communications,
     Inc.                        4,420          305
o   Priority Healthcare Corp.
     Class B                     4,100          305
o   BJ's Wholesale Club, Inc.    9,200          304
o   Time Warner Telecom Inc.     4,700          303
    McCormick & Co., Inc.        9,300          302
    Harris Corp.                 9,200          301
o   Chris-Craft Industries, Inc. 4,547          300
o   Clarent Corp.                4,200          300
o   Plantronics, Inc.            2,600          300
    Bowater Inc.                 6,800          300
    Hormel Foods Corp.          17,800          299
o   Williams Communications
     Group, Inc.                 9,000          299
o   Ocean Energy, Inc.          21,042          299
o   NaviSite, Inc.               7,100          297
    Mylan Laboratories, Inc.    16,250          297
o   Emulex Corp.                 4,500          296
    Wisconsin Energy Corp.      14,900          295

18

----------------------------------------------------
                                             MARKET
                                             VALUE*
BALANCED INDEX FUND             SHARES        (000)
----------------------------------------------------
o   HomeStore.com, Inc.         10,100   $      295
o   Software Technologies Corp.  9,600          295
    Fidelity National
     Financial, Inc.            16,070          294
    NiSource, Inc.              15,800          294
    Pall Corp.                  15,866          294
o   Adaptec, Inc.               12,900          293
o   ChoicePoint Inc.             6,590          293
o   Tech Data Corp.              6,700          292
o   Rainbow Technologies, Inc.   6,000          292
o   Covad Communications Group,
     Inc.                       18,050          291
o   The Titan Corp.              6,500          291
o   SonicWALL, Inc.              3,300          291
    International Speedway Corp. 7,000          290
o   National-Oilwell, Inc.       8,800          289
o   AmeriSource Health Corp.     9,300          288
    SEI Corp.                    7,200          287
o   Golden State Bancorp Inc.   15,900          286
    Valero Energy Corp.          9,000          286
o   Thermo Instrument Systems,
     Inc.                       15,231          286
o   Outback Steakhouse           9,650          282
    Engelhard Corp.             16,500          282
    Ultramar Diamond Shamrock
     Corp.                      11,337          281
    The PMI Group Inc.           5,900          280
    Wendy's International, Inc. 15,700          280
o   Teletech Holdings Inc.       9,000          280
    Waddell & Reed Financial,
     Inc. Class B                9,612          279
o   Focal Communications Corp.   7,800          279
    Adolph Coors Co. Class B     4,600          278
o   Office Depot, Inc.          44,387          277
o   Kopin Corp.                  4,000          277
o   CacheFlow Inc.               4,497          277
o   Powertel Inc.                3,900          277
    The Stanley Works           11,644          277
o   Cybex Computer Products
     Corp.                       6,412          276
o   Pacificare Health Systems,
     Inc.                        4,580          276
o   Santa Fe Snyder Corp.       24,200          275
    Autodesk, Inc.               7,920          275
    Neuberger Berman Inc.        5,900          274
o   Cognex Corp.                 5,300          274
    Southdown, Inc.              4,744          274
    Unitrin, Inc.                9,300          273
    Sonoco Products Co.         13,270          273
o   MMC Networks, Inc.           5,100          273
    Noble Affiliates, Inc.       7,300          272
    Host Marriott Corp. REIT    29,000          272
    First Tennessee National
     Corp.                      16,400          272
o   Sybron International Corp.  13,708          272
    Technitrol, Inc.             2,800          271
    TCF Financial Corp.         10,556          271
o   National Instruments Corp.   6,200          270
o   Nova Corp. (Georgia)         9,673          270
o   Apollo Group, Inc. Class A   9,650          270
o   Wireless Facilities, Inc.    5,300          270
    Eastern Enterprises          4,278          270
o   Novoste Corp.                4,400          268
    True North Communications    6,100          268
o   Trigon Healthcare, Inc.      5,200          268
    Banknorth Group, Inc.       17,510          268
o   Vicor Corp.                  7,700          268
    Liz Claiborne, Inc.          7,600          268
    C.H. Robinson Worldwide,
     Inc.                        5,400          267
o   Valassis Communications,
     Inc.                        7,000          267
    Mercantile Bankshares Corp.  8,950          267
o   Mastec Inc.                  6,975          266
o   LTX Corp.                    7,600          266
o   VA Linux Systems, Inc.       6,169          265
o   Cor Therapeutics, Inc.       3,100          264
    Green Point Financial Corp. 14,100          264
o   Pharmacopeia, Inc.           5,700          264
    ICN Pharmaceuticals, Inc.    9,493          264
o   Veeco Instruments, Inc.      3,600          264
o   Cephalon, Inc.               4,400          263
o   Siliconix, Inc.              3,900          263
    Flowers Industries, Inc.    13,200          263
o   Varian, Inc.                 5,700          263
    Tidewater Inc.               7,300          263
    Winn-Dixie Stores, Inc.     18,343          263
o   Enzo Biochem, Inc.           3,800          262
o   Aztar Corp.                 16,900          262
    Alpharma, Inc. Class A       4,200          261
    Old Republic International
     Corp.                      15,825          261
o   Echelon Corp.                4,500          261
o   CNET Networks, Inc.         10,600          260
o   Administaff, Inc.            4,100          260
o   United Therapeutics Corp.    2,400          260
    Darden Restaurants Inc.     16,000          260
o   ICOS Corp.                   5,900          260
    Tyson Foods, Inc.           29,660          260
    Herman Miller, Inc.         10,000          259
o   Natural Microsystems Corp.   2,300          259
    Lyondell Chemical Co.       15,400          258
    Radian Group, Inc.           4,974          257
o   AmeriTrade Holding Corp.    22,100          257
    Hillenbrand Industries, Inc. 8,200          257
o   Comcast Corp. Class A        6,600          257
    Alliant Energy Corp.         9,852          256
o   Universal Health Services
     Class B                     3,900          255
o   PRI Automation, Inc.         3,900          255
    Crown Cork & Seal Co., Inc. 16,922          254
o   Inhale Therapeutic Systems   2,500          254
    National Fuel Gas Co.        5,200          254
    Central Newspapers, Inc.     4,000          253
o   Clayton Williams Energy,
     Inc.                        7,900          252
o   Myriad Genetics, Inc.        1,700          252
o   Visteon Corp.               20,753          252
o   Navistar International Corp. 8,100          252
o   Varian Semiconductor
     Equipment Associates, Inc.  4,000          251
o   Cable Design Technologies    7,500          251
    AMB Property Corp. REIT     11,000          251
o   Kent Electronics Corp.       8,400          250
o   International Game
     Technology                  9,438          250
o   Nuance Communications Inc.   3,000          250
o   Littelfuse, Inc.             5,100          250
o   LHS Group, Inc.              7,200          248
    A. H. Belo Corp. Class A    14,348          248
o   Earthlink, Inc.             16,075          248
    Diebold, Inc.                8,900          248
o   Manugistics Group, Inc.      5,300          248
o   Loral Space &
     Communications             35,700          248
    Compass Bancshares Inc.     14,500          247
o   Lynx Therapeutics Inc.       5,200          247
o   Caremark Rx, Inc.           36,224          247

19

----------------------------------------------------
                                             MARKET
                                             VALUE*
                                SHARES        (000)
----------------------------------------------------
o   DuPont Photomasks, Inc.      3,600   $      247
o   NorthEast Optic Network,
     Inc.                        4,000          247
o   RCN Corp.                    9,700          246
    Erie Indemnity Co. Class A   7,800          246
o   Advent Software, Inc.        3,800          245
o   USinternetworking, Inc.     11,975          245
o   Sybase, Inc.                10,640          245
o   Plexus Corp.                 2,160          244
o   Diamond Technology Partners
     Inc.                        2,771          244
o   Aspect Communications Corp.  6,200          244
    Arthur J. Gallagher & Co.    5,800          244
    Martin Marietta Materials,
     Inc.                        6,011          243
    Fastenal Co.                 4,800          243
    Helmerich & Payne, Inc.      6,500          243
    Johns Manville Corp.        18,400          243
o   Energizer Holdings, Inc.-
     W/I                        13,276          242
    Galileo International, Inc. 11,600          242
o   Go2Net, Inc.                 4,800          242
o   Iron Mountain, Inc.          7,100          241
    Methode Electronics, Inc.
     Class A                     6,249          241
o   Cytyc Corp.                  4,500          240
o   EMCORE Corp.                 2,000          240
o   L-3 Communications Holdings,
     Inc.                        4,200          240
o   Litton Industries, Inc.      5,700          239
o   SuperGen, Inc.               6,600          239
    Hudson City Bancorp, Inc.   14,000          239
o   Catalina Marketing Corp.     2,340          239
o   Mandalay Resort Group       11,900          238
o   Devry, Inc.                  9,000          238
o   Global Industries Ltd.      12,600          238
o   Summit Technology, Inc.     12,600          238
o   Tanox, Inc.                  5,024          238
    FirstMerit Corp.            11,095          237
o   HS Resources Inc.            7,900          237
o   Brinker International, Inc.  8,100          237
o   FMC Corp.                    4,073          236
    Puget Sound Energy Inc.     11,080          236
    Shared Medical Systems Corp. 3,237          236
o   Oxford Health Plan           9,900          236
o   Maxygen                      4,144          235
o   Immunomedics Inc.            9,600          235
o   Cell Genesys, Inc.           8,400          235
o   iBEAM Broadcasting Corp.    13,054          235
o   Dycom Industries, Inc.       5,100          235
o   Silicon Valley Bancshares    5,500          234
o   Premier Parks Inc.          10,300          234
o   New Era of Networks, Inc.    5,500          234
    CarrAmerica Realty Corp.
     REIT                        8,800          233
o   Keynote Systems Inc.         3,300          233
o   Gentex Corp.                 9,252          232
o   Barr Labs Inc.               5,175          232
    MCN Energy Group Inc.       10,800          231
o   Allied Waste Industries,
     Inc.                       23,075          231
    Rouse Co. REIT               9,300          230
o   Williams Sonoma, Inc.        7,084          230
o   DSP Group Inc.               4,100          230
    UtiliCorp United, Inc.      11,550          230
    Cabot Corp.                  8,400          229
    Commerce Bancshares, Inc.    7,687          229
    Bemis Co., Inc.              6,800          229
o   MEMC Electronic Materials,
     Inc.                       12,700          229
o   Unit Corp.                  16,900          228
    First Virginia Banks, Inc.   6,550          228
    Hospitality Properties Trust
     REIT                       10,100          228
o   ADVO, Inc.                   5,400          227
    National Computer Systems,
     Inc.                        4,600          227
    Brown & Brown, Inc.          4,350          226
    Dime Bancorp, Inc.          14,328          226
o   Active Software, Inc.        2,900          225
    Post Properties, Inc. REIT   5,100          224
o   Digex, Inc.                  3,300          224
o   Tut Systems, Inc.            3,900          224
o   Snyder Communications, Inc.  9,420          224
    Great Lakes Chemical Corp.   7,100          224
    Media General, Inc. Class A  4,600          223
o   Investment Technology Group,
     Inc.                        5,650          223
    Liberty Property Trust REIT  8,600          223
    Metris Cos., Inc.            8,877          223
    The Timber Co.              10,300          223
o   Creative Biomolecules, Inc. 15,900          223
o   Getty Images, Inc.           6,000          222
o   ParkerVision, Inc.           4,400          222
o   Sirius Satellite Radio, Inc. 5,000          222
o   Management Network Group
     Inc.                        6,300          221
o   Alpha Industries, Inc.       5,000          220
o   Amylin Pharmaceuticals,
     Inc.                       14,500          220
o   Entercom Communications
     Corp.                       4,500          219
o   VISIX Inc.                   7,816          219
    Hibernia Corp. Class A      20,100          219
    Protective Life Corp.        8,200          218
o   Cerner Corp.                 8,000          218
    Beckman Coulter, Inc.        3,732          218
    IPALCO Enterprises, Inc.    10,800          217
o   Integrated Silicon Solution,
     Inc.                        5,700          217
    Homestake Mining Co.        31,500          217
    FreeMarkets, Inc.            4,558          216
o   IBP, Inc.                   14,000          216
    Syncor International Corp.   3,000          216
o   ADAC Laboratories            9,000          216
    General Growth Properties
     Inc. REIT                   6,800          216
o   Owens-Illinois, Inc.        18,472          216
    Allegheny Technologies Inc. 11,990          216
o   MGC Communications, Inc.     3,600          216
o   Dobson Communications Corp. 11,200          216
o   Marine Drilling Co., Inc.    7,700          216
o   Maverick Tube Corp.          7,400          216
    iStar FInancial Inc.        10,285          215
    USX-U.S. Steel Group        11,600          215
o   BISYS Group, Inc.            3,500          215
o   Newfield Exploration Co.     5,500          215
o   Stone Energy Corp.           3,600          215
o   Ancor Communications, Inc.   6,000          215
o   Interliant Inc.              9,200          214
    Deluxe Corp.                 9,100          214
    Pentair, Inc.                6,000          213
o   RadiSys Corp.                3,750          213
    Equitable Resources, Inc.    4,400          212
o   Affiliated Computer
     Services, Inc. Class A      6,410          212
o   Medicis Pharmaceutical Corp. 3,713          212

20

----------------------------------------------------
                                             MARKET
                                             VALUE*
BALANCED INDEX FUND             SHARES        (000)
----------------------------------------------------
    Whitman Corp.               17,100   $      212
    Snap-On Inc.                 7,946          212
o   MSC Industrial Direct Co.,
     Inc. Class A               10,100          211
    Meredith Corp.               6,264          211
o   SERENA Software, Inc.        4,650          211
o   OnDisplay, Inc.              2,592          211
    Health Care Properties
     Investors REIT              7,746          211
o   Intersil Holding Corp.       3,900          211
    GATX Corp.                   6,200          211
    National Community Bancorp  13,100          210
o   Reebok International Ltd.   13,195          210
o   First Health Group Corp.     6,400          210
    DENTSPLY International Inc.  6,800          210
    City National Corp.          5,900          209
    Rite Aid Corp.              31,850          209
    Talbots Inc.                 3,800          209
o   Foundation Health Systems
     Class A                    16,040          209
o   Electric Fuel Corp.         13,600          208
o   Numerical Technologies, Inc. 4,282          208
o   Leap Wireless International,
     Inc.                        4,425          208
o   APAC Teleservices, Inc.     18,800          208
o   Pixar, Inc.                  5,900          208
o   SBA Communications Corp.     4,000          208
o   Smithfield Foods, Inc.       7,400          208
    Harte-Hanks, Inc.            8,300          208
o   ZixIt Corp.                  4,500          207
o   Emmis Communications, Inc.   5,000          207
    Weis Markets, Inc.           6,300          206
o   Advanced Energy Industries,
     Inc.                        3,500          206
    Shaw Industries, Inc.       16,500          206
o   California Amplifier, Inc.   4,500          206
o   Louis Dreyfus Natural Gas
     Corp.                       6,572          206
o   Globix Corp.                 7,000          205
    Wesco Financial Corp.        1,000          205
    Hudson United Bancorp        9,109          204
o   Pericom Semiconductor Corp.  3,000          204
o   Patterson Dental Co.         4,000          204
o   Enzon, Inc.                  4,800          204
o   Quantum Corp.- Hard Disk
     Drive                      18,400          204
    Crane Co.                    8,350          203
    Hubbell Inc. Class B         7,950          203
o   Electro Scientific
     Industries, Inc.            4,600          203
o   Learning Tree International,
     Inc.                        3,300          202
o   Chico's Fas, Inc.           10,100          202
o   Quintiles Transnational
     Corp.                      14,291          202
o   Verity, Inc.                 5,300          201
    Old National Bancorp         6,869          201
    The Timken Co.              10,800          201
o   Keane, Inc.                  9,300          201
o   Razorfish Inc.              12,500          201
o   Remedy Corp.                 3,600          201
    USG Corp.                    6,600          200
o   Trimble Navigation Ltd.      4,100          200
o   West TeleServices Corp.      7,900          200
    Questar Corp.               10,300          200
o   TiVo Inc.                    5,700          200
o   Intermedia Communications
     Inc.                        6,700          199
    Eaton Vance Corp.            4,300          199
o   Hot Topic, Inc.              6,200          198
    Solutia, Inc.               14,400          198
o   Black Box Corp.              2,500          198
o   Luminex Corp.                4,748          198
    Associated Banc-Corp.        9,056          198
o   Primark Corp.                5,300          197
o   Intertrust Technologies
     Corp.                       9,600          197
o   J.D. Edwards & Co.          13,100          197
    Reinsurance Group of
     America, Inc.               6,550          197
o   MedQuist, Inc.               4,400          197
o   Global Crossing Ltd.         7,459          196
    Sovereign Bancorp, Inc.     27,909          196
o   Signal Technology Corp.      7,847          196
o   Jacobs Engineering Group
     Inc.                        6,000          196
    CCB Financial Corp.          5,300          196
o   LookSmart, Ltd.             10,600          196
o   Forest Oil Corp.            12,300          196
o   Pride International Inc.     7,900          196
o   Antec Corp.                  4,700          195
    IMC Global Inc.             14,989          195
o   Transkaryotic Therapies,
     Inc.                        5,300          195
o   Aclara Biosciences, Inc.     3,820          195
    Valley National Bancorp      8,003          195
o   Quantum Effect Devices,
     Inc.                        3,400          194
o   Atlas Air, Inc.              5,400          194
o   Cygnus Inc.                 13,588          194
o   Metasolv Software, Inc.      4,400          194
o   AsiaInfo Holdings, Inc.      4,328          193
o   Quantum Corp.- DLT &
     Storage Systems            19,900          193
    Mitchell Energy &
     Development Corp.           6,000          193
    The MONY Group Inc.          5,700          193
    Mack-Cali Realty Corp. REIT  7,500          193
    Penton Media, Inc. Class A   5,500          193
o   Station Casinos, Inc.        7,700          193
    Nordson Corp.                3,800          192
o   Artesyn Technologies, Inc.   6,900          192
o   Exar Corp.                   2,200          192
    Crompton Corp.              15,637          192
    United Television, Inc.      1,487          191
o   HNC Software, Inc.           3,100          191
    Houghton Mifflin Co.         4,100          191
o   Canandaigua Brands, Inc.
     Class A                     3,792          191
    Lafarge Corp.                9,100          191
o   Cobalt Networks, Inc.        3,300          191
o   Nanogen, Inc.                4,500          191
    One Valley Bancorp of West
     Virginia Inc.               6,100          191
o   Suiza Foods Corp.            3,900          191
o   Catellus Development Corp.  12,700          191
o   Digene Corp.                 4,700          190
    Tootsie Roll Industries,
     Inc.                        5,417          190
o   Gene Logic Inc.              5,300          189
o   EGL, Inc.                    6,150          189
o   Silicon Valley Group, Inc.   7,300          189
    Florida Rock Industries,
     Inc.                        5,300          189
o   International Home Foods,
     Inc.                        9,000          188
o   Netegrity, Inc.              2,500          188
    Hercules, Inc.              13,375          188
    Arden Realty Group, Inc.
     REIT                        8,000          188
    Ross Stores, Inc.           11,000          188
    NICOR, Inc.                  5,740          187

21

----------------------------------------------------
                                             MARKET
                                             VALUE*
                                SHARES        (000)
----------------------------------------------------
o   Pegasus Communications Corp.
     Class A                     3,800   $      186
o   Concurrent Computer Corp.   14,200          186
    Boise Cascade Corp.          7,200          186
o   Hyseq, Inc.                  4,100          186
o   LifePoint Hospitals, Inc.    8,366          186
o   Xircom, Inc.                 3,900          185
o   Engage, Inc.                14,300          185
o   Cabot Microelectronics Corp. 4,038          185
    Bel Fuse, Inc.- Class B      6,900          185
o   Venator Group, Inc.         18,000          185
o   Photronics Labs Inc.         6,500          184
    Teleflex Inc.                4,974          184
o   Province Healthcare Co.      5,100          184
o   Timberland Co.               2,600          184
o   Insight Enterprises, Inc.    3,100          184
o   Harmonic, Inc.               7,422          184
o   Avant! Corp.                 9,800          184
o   Barnes & Noble, Inc.         8,248          184
o   Electronics for Imaging,
     Inc.                        7,200          182
    Brunswick Corp.             10,997          182
o   Saks Inc.                   17,336          182
    Conectiv, Inc.              11,678          182
o   Cymer, Inc.                  3,800          181
    Pennzoil-Quaker State Co.   15,000          181
    Lilly Industries Inc.
     Class A                     6,000          180
    Florida East Coast Railway
     Co.                         4,500          180
o   Avigen, Inc.                 4,100          180
o   Dendrite International, Inc. 5,400          180
    Reynolds & Reynolds Class A  9,800          179
o   Commonwealth Telephone
     Enterprises, Inc.           3,799          179
o   Documentum, Inc.             2,000          179
    American Financial Group,
     Inc.                        7,200          179
    HON Industries, Inc.         7,600          179
o   Barra, Inc.                  3,600          178
o   ONYX Software Corp.          6,000          178
o   Illuminet Holdings, Inc.     3,500          178
    The McClatchy Co. Class A    5,375          178
o   NorthPoint Communications
     Group, Inc.                15,900          178
    OGE Energy Corp.             9,600          178
    Highwood Properties, Inc.
     REIT                        7,400          178
    Centura Banks, Inc.          5,218          177
o   Valence Technology           9,600          177
o   Tularik, Inc.                6,000          177
o   ISIS Pharmaceuticals, Inc.  12,200          177
o   Gulf Island Fabrication,
     Inc.                       10,400          177
o   Veritas DGC Inc.             6,800          177
o   SpeedFam-IPEC, Inc.          9,702          176
o   Nu Horizons Electronics
     Corp.                       6,615          176
o   Retek Inc.                   5,500          176
    Regency Realty Corp. REIT    7,400          176
o   FSI International, Inc.      8,100          176
o   Viatel, Inc.                 6,145          176
o   The Topps Co., Inc.         15,200          175
    Bindly Western Industries,
     Inc.                        6,600          174
o   Hyperion Solutions Corp.     5,379          174
    BancWest Corp.              10,600          174
    Applied Power, Inc.          5,200          174
o   Michaels Stores, Inc.        3,800          174
o   CompuCredit Corp.            5,800          174
o   Genuity Inc.                19,000          174
    Graco, Inc.                  5,350          174
    Federal Signal Corp.        10,533          174
    Vintage Petroleum, Inc.      7,700          174
o   ANADIGICS, Inc.              5,100          174
    Cullen/Frost Bankers, Inc.   6,600          174
    Kansas City Power & Light
     Co.                         7,700          173
o   Glenayre Technologies, Inc. 16,400          173
    Blyth, Inc.                  5,850          173
    Astoria Financial Corp.      6,700          173
o   Pharmaceutical Product
     Development, Inc.           8,200          172
    National Bankcorp of Alaska
     Inc.                        4,800          172
o   Kulicke & Soffa Industries,
     Inc.                        2,900          172
    Valspar Corp.                5,100          172
    Hollinger International,
     Inc.                       12,600          172
o   Alexion Pharmaceuticals,
     Inc.                        2,400          172
o   Journal Register Co.         9,400          172
o   Zoll Medical Corp.           3,500          172
    Wilmington Trust Corp.       4,000          171
    N L Industries, Inc.        11,200          171
o   Procom Technology, Inc.      3,300          171
    Mercury General Corp.        7,200          170
o   Manhattan Associates, Inc.   6,800          170
o   ITXC Corp.                   4,800          170
o   Aphton Corp.                 6,600          170
o   IDT Corp.                    5,000          170
o   Argosy Gaming Co.           11,800          170
    Ruby Tuesday, Inc.          13,500          170
o   Miravant Medical Technology  7,600          170
o   Alliance Semiconductor Corp. 6,900          169
o   LCC International, Inc.
     Class A                     6,200          169
    Centex Corp.                 7,200          169
o   Primus Telecommunications
     Group, Inc.                 6,800          169
o   Viant Corp.                  5,700          169
    Georgia Gulf Corp.           8,100          169
o   99 Cents Only Stores         4,224          168
    MeriStar Hospitality Corp.
     REIT                        8,020          168
o   Fisher Scientific
     International Inc.          6,800          168
o   Vertel Corp.                 9,600          168
o   Lear Corp.                   8,400          168
    Staten Island Bancorp, Inc.  9,500          167
o   American Management Systems,
     Inc.                        5,100          167
o   ITC DeltaCom, Inc.           7,500          167
o   AmeriCredit Corp.            9,800          167
    Carlisle Co., Inc.           3,700          167
o   Lone Star Technologies, Inc. 3,600          167
    John Wiley & Sons Class A    7,400          167
o   Sinclair Broadcast Group,
     Inc.                       15,100          166
o   Imation Corp.                5,640          166
o   MatrixOne, Inc.              4,078          166
o   Broadbase Software Inc.      5,400          165
o   Loronix Information Systems  4,600          165
o   Price Communications Corp.   7,000          165
o   On Assignment, Inc.          5,400          165
o   Silicon Image, Inc.          3,300          165
o   Ingram Micro, Inc.           9,400          164
o   iBasis, Inc.                 3,800          164
o   Security Capital Group Inc.
     REIT Class B                9,600          163
o   Geron Corp.                  5,100          163
    American National Insurance
     Co.                         3,200          163

22

----------------------------------------------------
                                             MARKET
                                             VALUE*
BALANCED INDEX FUND             SHARES        (000)
----------------------------------------------------
    Fair Issac & Co.             3,700   $      163
o   ATMI, Inc.                   3,500          163
o   Adelphia Business Solutions,
     Inc.                        7,018          163
o   Telxon Corp.                 9,100          163
    IDEX Corp.                   5,150          163
    Lennar Corp.                 8,022          162
    Essex Property Trust, Inc.
     REIT                        3,866          162
o   Choice One Communications
     Inc.                        3,968          162
o   Pactiv Corp.                20,500          161
    MDU Resources Group, Inc.    7,450          161
    National Data Corp.          7,000          161
o   Alleghany Corp.                958          161
o   Zale Corp.                   4,400          161
o   ResMed Inc.                  6,000          161
o   StarMedia Network, Inc.      8,500          160
    BRE Properties Inc. Class A
     REIT                        5,556          160
    United Water Resources, Inc. 4,600          160
o   Sciclone Pharmaceuticals    12,400          160
o   Southern Union Co.          10,143          160
o   Consolidated Stores, Inc.   13,362          160
    Citizens Banking Corp.       9,872          160
o   Actuate Software Corp.       3,000          160
o   Computer Horizons Corp.     11,900          160
o   Energy Conversion Devices,
     Inc.                        6,300          160
o   Mohawk Industries, Inc.      7,350          160
o   ACNielson Corp.              7,266          160
    Newport News Shipbuilding
     Inc.                        4,340          159
    Commerce Bancorp, Inc.       3,465          159
    John Nuveen Co. Class A      3,800          159
o   Three-Five Systems, Inc.     2,700          159
    Minnesota Power, Inc.        9,200          159
o   Tumbleweed Communications
     Corp.                       3,120          159
o   EntreMed, Inc.               5,300          159
o   United Stationers, Inc.      4,900          159
    FelCor Lodging Trust, Inc.
     REIT                        8,574          159
o   Centennial Communications
     Corp. Class A              11,500          158
o   Intelidata Technologies
     Corp.                      15,300          158
o   Lincare Holdings, Inc.       6,400          158
    CTS Corp.                    3,500          158
    21st Century Insurance
     Group                      10,000          158
o   CareInsite, Inc.             8,800          157
o   Lands' End, Inc.             4,700          157
o   Tom Brown, Inc.              6,800          157
o   IMRglobal Corp.             12,000          157
    Alexander & Baldwin, Inc.    7,100          157
o   Sylvan Learning Systems,
     Inc.                       11,375          156
    Dillard's Inc.              12,739          156
o   PurchasePro.com, Inc.        3,800          156
o   Newpark Resources, Inc.     16,500          156
o   Alamosa PCS Holdings, Inc.   7,452          156
o   Pioneer Natural Resources
     Co.                        12,200          156
    COMSAT Corp.                 6,607          155
    Franchise Finance Corp. of
     America REIT                6,700          154
o   Borders Group, Inc.          9,900          154
o   Freeport-McMoRan Copper &
     Gold Inc. Class B          16,654          154
    Tupperware Corp.             7,000          154
o   S3, Inc.                    10,428          154
o   Citadel Communications Corp. 4,400          154
    WFS Financial, Inc.          8,910          154
o   Coldwater Creek Inc.         5,100          154
o   Centigram Communications     6,000          153
o   Carrier Access Corp.         2,900          153
o   Power Integrations, Inc.     6,500          153
o   Payless ShoeSource, Inc.     2,932          153
    Millennium Chemicals, Inc.   9,000          153
    Leucadia National Corp.      6,700          153
o   Varian Medical Systems, Inc. 3,900          153
    Park National Corp.          1,680          152
o   CuraGen Corp.                4,000          152
o   PC-Tel, Inc.                 4,000          152
    American Greetings Corp.
     Class A                     8,000          152
    United Asset Management
     Corp.                       6,500          152
    Fulton Financial Corp.       8,583          152
o   Cal Dive International, Inc. 2,800          152
o   Biotechnology General       11,500          152
o   United Rentals, Inc.         8,850          152
o   S1 Corp.                     6,494          151
o   Extensity, Inc.              4,420          151
    Pulte Corp.                  7,000          151
o   Laboratory Corp. of America
     Holdings                    1,962          151
    Spiegel, Inc. Class A       17,800          151
    CBRL Group, Inc.            10,300          151
    Belden, Inc.                 5,900          151
    Allied Capital Corp.         8,880          151
o   SEACOR SMIT Inc.             3,900          151
o   The Neiman Marcus Group, Inc.
     Class A                     5,100          151
o   Progress Software Corp.      8,400          151
    Heller Financial, Inc.       7,347          151
o   Identix, Inc.                9,600          151
o   Stillwater Mining Co.        5,400          151
    Pioneer Standard Electronics
     Inc.                       10,200          150
    First Industrial Realty Trust
     REIT                        5,100          150
o   Imperial Bancorp             9,622          150
o   Exelixis, Inc.               4,504          150
o   The Yankee Candle Company,
     Inc.                        6,950          150
    Cousins Properties, Inc.
     REIT                        3,900          150
o   Presstek, Inc                9,200          150
    Callaway Golf Co.            9,200          150
o   Liberty Digital, Inc.        5,000          150
o   Paradyne Networks, Inc.      4,600          150
o   Orthodontic Centers of
     America, Inc.               6,600          149
o   Priority Healthcare Corp.
     Class A                     2,009          149
o   Symyx Technologies           3,500          149
o   Turnstone Systems, Inc.        900          149
    Dean Foods Corp.             4,700          149
    Satcon Technology Corp.      5,807          148
o   Alliant Techsystems, Inc.    2,200          148
o   IDACORP, Inc.                4,600          148
    Trustmark Corp.              8,500          148
o   FirePond, Inc.               4,100          148
    Ryder System, Inc.           7,772          147
o   Mentor Graphics Corp.        7,400          147
o   Adaptive Broadband Corp.     4,000          147
o   Rogers Corp.                 4,200          147
    Lubrizol Corp.               7,000          147
o   Haemonetics Corp.            7,000          147
    Dover Downs Entertainment,
     Inc.                       10,500          147
    Camden Property Trust REIT   5,000          147
o   Maxtor Corp.                13,900          147

23

----------------------------------------------------
                                             MARKET
                                             VALUE*
                                SHARES        (000)
----------------------------------------------------
o   Dura Pharmaceuticals, Inc.  10,200   $      147
o   Remec, Inc.                  3,500          147
o   Legato Systems, Inc.         9,682          146
o   Acacia Research Corp.        6,100          146
    CFW Communications Co.       3,900          146
o   Pacific Sunwear of
     California                  7,800          146
    Roslyn Bancorp, Inc.         8,800          146
o   Sequenom, Inc.               3,220          146
    Hertz Corp. Class A          5,200          146
o   Forrester Research, Inc.     2,000          146
o   Affiliated Managers Group,
     Inc.                        3,200          146
o   Hutchinson Technology, Inc. 10,200          145
    Sky Financial Group, Inc.    9,097          145
o   hi/fn, inc.                  3,267          145
o   Dril-Quip, Inc.              3,100          145
o   Mid Atlantic Medical Services,
     Inc.                       10,700          144
    United Illuminating Co.      3,300          144
o   Storage Technology Corp.    13,192          144
    Valhi, Inc.                 13,900          144
o   Pioneer Group, Inc.          3,400          144
o   Sipex Corp.                  5,200          144
o   Symmetricom Inc.             5,700          144
o   Abercrombie & Fitch Co.     11,798          144
o   Exchange Applications, Inc.  5,400          144
    CONSOL Energy, Inc.          9,500          144
o   Internet Capital Group, Inc. 3,880          144
o   Apria Healthcare            11,700          143
    Peoples Bank Bridgeport      7,800          143
    Pacific Century Financial
     Corp.                       9,800          143
o   Aurora Biosciences Corp.     2,100          143
    Dial Corp.                  13,800          143
o   PathoGenesis Corp.           5,500          143
    Provident Financial Group,
     Inc.                        6,000          143
    Student Loan Corp.           3,400          143
    Dreyer's Grand Ice Cream,
     Inc.                        6,800          143
    Tredegar Corp.               7,500          143
o   Universal Electronics, Inc.  5,800          142
o   Viacom Inc. Class A          2,080          142
    Hilb, Rogal and Hamilton Co. 4,100          142
o   CEC Entertainment Inc.       5,550          142
o   Dollar Thrifty Automotive
     Group, Inc.                 7,700          142
o   F5 Networks, Inc.            2,600          142
    Thomas & Betts Corp.         7,400          142
    Weingarten Realty Investors
     REIT                        3,500          141
    First Midwest Bancorp        6,075          141
o   Radio One, Inc. Class D      6,400          141
o   Motient Corp.                9,000          141
o   SAVVIS Communications Corp. 10,780          141
o   7-Eleven, Inc.              10,240          141
o   Packaging Corp. of America  13,900          141
o   Azurix Corp.                18,000          141
    FINOVA Group, Inc.          10,800          140
    Harman International
     Industries, Inc.            2,300          140
o   Oakley, Inc.                12,200          140
o   Biomatrix, Inc.              6,200          140
    Roper Industries Inc.        5,472          140
o   Edwards Lifesciences Corp.   7,321          140
    Morrison Management
     Specialists, Inc.           4,967          140
o   DigitalThink, Inc.           3,900          140
    Louisiana-Pacific Corp.     12,849          140
o   Bally Total Fitness Holding
     Corp.                       5,500          140
o   Mechanical Technology Inc.   9,300          140
o   Korn/Ferry International     4,400          139
    Keystone Financial, Inc.     6,561          139
    Peoples Energy Corp.         4,300          139
o   Immune Response             12,800          139
o   Sensormatic Electronics
     Corp.                       8,800          139
o   JNI Corp.                    4,400          139
o   Optical Cable Corp.          4,600          139
o   AnnTaylor Stores Corp.       4,200          139
o   Bone Care International,
     Inc.                        5,900          139
o   GelTex Pharmaceuticals, Inc. 6,800          139
    Mentor Corp.                 5,104          139
    Cummins Engine Co., Inc.     5,092          139
o   Micron Electronics, Inc.    11,100          139
o   Scotts Co.                   3,800          139
o   Ziff-Davis Inc.             15,400          139
o   Proxim, Inc.                 1,400          139
o   Interim Services, Inc.       7,800          138
o   Sonosite, Inc.               4,800          138
o   Closure Medical Corp.        6,000          138
    Penn Virginia Corp.          5,600          138
o   WatchGuard Technologies,
     Inc.                        2,500          137
o   FEI Co.                      4,500          137
    Bank United Corp. Class A    3,900          137
o   General Semiconductor, Inc.  9,300          137
o   The Dress Barn, Inc.         6,200          137
    Washington Gas Light Corp.   5,700          137
o   Pinnacle Systems, Inc.       6,100          137
    Gartner Group, Inc. Class A 11,400          137
o   Medical Manager Corp.        4,000          136
o   Pier 1 Imports Inc.         13,960          136
o   Alliance Pharmaceutical
     Corp.                      12,098          136
o   Pinnacle Entertainment, Inc. 7,000          136
    New Plan Excel Realty Trust
     REIT                       10,460          135
o   FileNet Corp.                7,400          136
o   PRAECIS Pharmaceuticals Inc. 4,874          136
    Washington REIT              7,600          136
o   Impath, Inc.                 2,500          136
o   Syntroleum Corp.             7,900          136
o   Complete Business Solutions,
     Inc.                        7,700          135
o   Insurance Auto Auctions,
     Inc.                        6,400          135
o   Netpliance, Inc.            14,800          135
    Cambrex Corp.                3,000          135
    RPM Inc. (Ohio)             13,305          135
    Sealed Air Corp. $2.00
     Cvt. Pfd.                   2,660          135
    Clayton Homes Inc.          16,827          135
o   eLoyalty Corp.              10,550          135
o   MemberWorks, Inc.            4,000          135
    Dexter Corp.                 2,800          134
o   Sicor, Inc.                 16,800          134
o   Cytec Industries, Inc.       5,442          134
    CNF Transportation, Inc.     5,900          134
o   GTech Holdings Corp.         5,900          134
o   Standard Microsystem         8,700          134
o   Dionex Corp.                 5,000          134
    Whitney Holdings             3,905          134
o   Ampal-American Israel Corp.  8,900          134
o   AppNet, Inc.                 3,700          133
o   ArthroCare Corp.             2,500          133
    Webster Financial Corp.      6,000          133
    Raytheon Co. Class A         6,845          133

24

----------------------------------------------------
                                             MARKET
                                             VALUE*
BALANCED INDEX FUND             SHARES        (000)
----------------------------------------------------
o   SilverStream Software, Inc.  2,300   $      133
o   Ramtron International Corp.  6,760          133
o   FirstCom Corp.               8,800          133
o   Teledyne Technologies, Inc.  7,911          133
    First Charter Corp.          8,400          132
    Investors Financial Services
     Corp.                       3,328          132
o   MetaCreations Corp.         10,997          132
o   Concord Communications, Inc. 3,300          132
    Alberto-Culver Co. Class B   4,300          131
o   Advanced Lighting Technologies,
     Inc.                        7,100          131
    Justin Industries, Inc.      6,000          131
o   Avis Group Holdings, Inc.    7,000          131
o   WMS Industries, Inc.         8,500          131
o   Allscripts, Inc.             5,700          131
    Vectren Corp.                7,599          131
    United Dominion Realty Trust
     REIT                       11,900          131
o   Barrett Resources Corp.      4,300          131
o   Asyst Technologies, Inc.     3,812          131
o   Swift Energy Co.             4,600          131
o   ESS Technology, Inc.         9,000          131
    The South Financial Group,
     Inc.                        9,000          131
o   Linens `n Things, Inc.       4,800          130
    Brady Corp. Class A          4,000          130
    Russell Corp.                6,500          130
o   Rare Hospitality International
     Inc.                        4,600          130
o   Applied Innovation Inc.     12,200          130
o   Therma-Wave Inc.             5,800          129
    Greif Brothers Corp. Class A 4,200          129
    Bangor Hydro-Electric Co.    5,500          129
o   Allaire Corp.                3,500          129
o   World Access, Inc.          11,620          129
o   GenesisIntermedia.com, Inc.  8,000          129
    Liberty Financial Cos., Inc. 5,850          128
o   Metricom                     4,600          128
o   Whole Foods Market, Inc.     3,100          128
o   Cirrus Logic                 8,000          128
    Hawaiian Electric Industries
     Inc.                        3,900          128
o   Brooks Automation, Inc.      2,000          128
o   Organogenesis, Inc.         11,176          128
o   iXL Enterprises, Inc.        8,800          128
o   MIPS Technologies, Inc.      3,000          128
o   Martek Biosciences Corp.     6,800          128
o   MP3.com, Inc.                9,400          127
o   Alaska Air Group, Inc.       4,700          127
    Colonial BancGroup, Inc.    13,244          127
o   Anixter International Inc.   4,800          127
o   Iomega Corp.                31,700          127
    Precision Castparts Corp.    2,800          127
    Cross Timbers Oil Co.        5,725          127
o   Epitope Inc.                 9,200          127
    Gaylord Entertainment Co.
     Class A                     5,883          126
o   Bright Horizons Family
     Solutions, Inc.             5,900          126
o   Puma Technology, Inc.        4,700          126
o   Kenneth Cole Productions,
     Inc.                        3,150          126
    Lee Enterprises, Inc.        5,400          126
o   Ionics, Inc.                 4,100          126
    Rayonier Inc.                3,500          126
    Western Resources, Inc.      8,100          126
    York International Corp.     4,800          125
o   ICG Communications, Inc.     5,680          125
o   Rayovac Corp.                5,600          125
o   Toll Brothers, Inc.          6,100          125
    Harsco Corp.                 4,900          125
o   Media 100 Inc.               4,849          125
o   Corvas International, Inc.  10,400          125
o   First Federal Financial
     Corp.                       8,832          125
o   Data Return Corp.            4,300          125
o   AnswerThink Consulting Group,
     Inc.                        7,500          125
    Commercial Federal Corp.     8,011          125
o   F.Y.I. Inc.                  3,700          125
    HRPT Properties Trust REIT  20,300          124
o   Perot Systems Corp.         11,300          124
o   Charming Shoppes, Inc.      24,400          124
o   Level 8 Systems Inc.         5,900          124
o   ePlus Inc.                   4,700          124
    Chittenden Corp.             5,084          124
o   Secure Computing Corp.       6,600          124
    La-Z-Boy Inc.                8,847          124
o   Neurogen Corp.               4,280          124
    Reckson Associates Realty
     Corp. REIT                  5,200          124
o   Playtex Products, Inc.      10,900          123
    Value Line, Inc.             3,200          123
    CMP Group Inc.               4,200          123
o   Rhythms NetConnections Inc.  9,800          123
o   Triarc Cos., Inc. Class A    6,000          123
o   Saba Software, Inc.          5,856          123
o   Aware, Inc.                  2,400          123
o   Renal Care Group, Inc.       5,000          122
    CBL & Associates Properties,
     Inc. REIT                   4,900          122
    Trustco Bank                 9,774          122
    IndyMac Mortgage Holdings,
     Inc.                        9,000          122
    Blockbuster Inc. Class A    12,600          122
o   Wave Systems Corp.           7,700          122
    Pogo Producing Co.           5,500          122
    Capitol Federal Financial   11,000          122
o   Triad Guaranty, Inc.         5,300          122
    Aptargroup Inc.              4,500          122
o   Acuson Corp.                 9,000          122
o   Gardner Denver Inc.          6,796          121
o   Advanced Tissue Sciences
     Inc.                       15,100          121
    U.S. Industries, Inc.        9,990          121
o   MIPS Technologies, Inc.
     Class B                     3,146          121
o   ORATEC Interventions, Inc.   3,628          121
o   Hain Celestial Group, Inc.   3,300          121
    Kimball International, Inc.
     Class B                     8,200          121
    Overseas Shipholding Group
     Inc.                        4,900          121
    Corn Products International,
     Inc.                        4,550          121
    Interstate Bakeries Corp.    8,600          120
o   Scientific Games Holdings
     Corp.                       4,900          120
o   Protection One, Inc.        55,000          120
    Ethan Allen Interiors, Inc.  5,010          120
    Healthcare Realty Trust Inc.
     REIT                        7,044          120
o   WebTrends Corp.              3,100          120
o   Policy Management Systems
     Corp.                       7,800          120

25

----------------------------------------------------
                                             MARKET
                                             VALUE*
                                SHARES        (000)
----------------------------------------------------
o   Federal Agricultural Mortgage
     Corp. Class A               7,000   $      120
o   Zebra Technologies Corp.
     Class A                     2,700          120
o   Men's Wearhouse, Inc.        5,350          119
    Sierra Pacific Resources     9,476          119
o   BioMarin Pharmaceutical Inc. 7,000          119
    StanCorp Financial Group,
     Inc.                        3,700          119
o   American Freightways         8,196          119
o   e.spire Communications,
     Inc.                       17,600          119
    OM Group, Inc.               2,700          119
    Central Parking Corp.        5,000          118
    Wabtec Corp.                11,414          118
    Diagnostic Products Corp.    3,700          118
    Texas Industries, Inc.       4,100          118
    Chemical Finance             4,552          118
o   Cubist Pharmaceuticals, Inc. 2,400          118
    Wellman, Inc.                7,300          118
    American National Can Group,
     Inc.                        7,000          118
o   Franklin Electronic Publishers,
     Inc.                       13,300          118
o   Berkshire Hathaway Inc.
     Class B                        67          118
o   Sanchez Computer Associates,
     Inc.                        4,962          118
    AK Steel Corp.              14,717          118
o   Applica Inc.                10,400          118
o   Mueller Industries Inc.      4,200          118
    PS Business Parks, Inc.
     REIT                        4,900          118
    Liberty Corp.                2,800          118
o   NCI Building Systems, Inc.   5,800          117
o   MKS Instruments, Inc.        3,000          117
    Baldor Electric Co.          6,300          117
o   Speedway Motorsports, Inc.   5,100          117
    Sotheby's Holdings Class A   6,700          117
o   SpectraLink Corp.            8,000          117
    Enterprise Products Partners
     L.P.                        5,200          117
o   Friede Goldman Halter, Inc. 13,086          117
o   Telaxis Communications Corp. 3,736          117
o   America West Holdings Corp.
     Class B                     6,800          116
o   Scholastic Corp.             1,900          116
o   Breakaway Solutions, Inc.    4,300          116
    Potlatch Corp.               3,500          116
o   Footstar Inc.                3,484          116
o   NETRIX Corp.                 9,400          116
o   Palm, Inc.                   3,464          116
    Energen Corp.                5,300          116
    Otter Tail Power Co.         5,496          115
    Westfield America, Inc. REIT 8,500          115
    Mine Safety Appliances Co.   4,800          115
    Church & Dwight, Inc.        6,400          115
    Applebee's International,
     Inc.                        3,800          115
    The Marcus Corp.             9,500          115
    Black Hills Corp.            5,100          115
    Dole Food Co.                7,000          115
    Urban Shopping Centers, Inc.
     REIT                        3,400          115
o   Hearst-Argyle Television
     Inc.                        5,868          114
o   Net.B@nk, Inc.               9,200          114
o   TD Waterhouse Group, Inc.    6,600          114
    BorgWarner, Inc.             3,250          114
    R.L.I. Corp.                 3,281          114
o   Conmed Corp.                 4,406          114
o   Thermo Cardiosystems Inc.   11,400          114
o   Insituform Technologies
     Class A                     4,200          114
    Cleco Corp.                  3,400          114
o   Markel Corp.                   800          113
o   Regeneron Pharmaceuticals,
     Inc.                        3,800          113
o   Landstar System              1,900          113
    First Citizens BancShares
     Class A                     1,900          113
o   Columbia Sportswear Co.      4,200          113
    Brandywine Realty Trust
     REIT                        5,900          113
    Somerset Group, Inc.         5,156          113
o   Artisoft, Inc.               9,300          113
o   Clarus Corp.                 2,900          113
    Michael Foods Group, Inc.    4,600          113
o   K-V Pharmaceutical Co.
     Class A                     4,250          113
    Washington Federal Inc.      6,166          113
o   ViroPharma Inc.              7,200          113
    Raymond James Financial,
     Inc.                        5,000          113
o   Systems & Computer Technology
     Corp.                       5,600          112
o   Extended Stay America, Inc. 12,093          112
    Worthington Industries,
     Inc.                       10,650          112
o   Electroglas, Inc.            5,200          112
o   Beasley Broadcast Group,
     Inc.                        8,200          112
    Jefferies Group, Inc.        5,500          111
    Universal Foods Corp.        6,000          111
o   Theragenics Corp.           12,916          111
    The Macerich Co. REIT        5,000          110
o   Osicom Technologies, Inc.    1,300          110
o   Com21, Inc.                  4,400          110
o   Swift Transportation Co.,
     Inc.                        7,850          110
o   Wink Communications, Inc.    3,600          110
o   General DataComm Industries,
     Inc.                       18,100          110
o   Caliper Technologies Corp.   2,380          109
    Service Corp. International 34,281          109
o   Technology Solutions Co.    17,650          109
    LNR Property Corp.           5,600          109
    Storage USA, Inc. REIT       3,700          109
    RGS Energy Group Inc.        4,900          109
o   SCM Microsystems,Inc.        1,800          109
    Polaris Industries, Inc.     3,400          109
    Omnicare, Inc.              12,000          109
o   SPS Technologies, Inc.       2,648          109
    Donaldson Co., Inc.          5,500          109
o   eSPEED, Inc.                 2,500          109
o   XM Satellite Radio Holdings,
     Inc.                        2,900          109
o   Genzyme Molecular Oncology   7,821          109
    Nationwide Financial Services,
     Inc.                        3,300          108
o   Benihana Inc. Class A        8,100          108
    J.B. Hunt Transport Services,
     Inc.                        7,000          108
    Albemarle Corp.              5,470          108
o   EMS Technologies, Inc.       6,000          108
o   MicroStrategy Inc.           3,600          108
o   Valuevision International,
     Inc. Class A                4,500          108
o   Philadelphia Consolidated
     Holding Corp.               6,400          108

26

----------------------------------------------------
                                             MARKET
                                             VALUE*
BALANCED INDEX FUND             SHARES        (000)
----------------------------------------------------
    CPB, Inc.                    4,300   $      108
o   Handleman Co.                8,600          108
    FactSet Research Systems
     Inc.                        3,800          107
    Mark IV Industries, Inc.     5,142          107
o   Quorum Health Group, Inc.   10,400          107
    WestAmerica Bancorporation   4,100          107
o   Digitas Inc.                 6,556          107
o   Humana, Inc.                21,933          107
o   Shuffle Master, Inc.         7,433          107
    Claire's Stores, Inc.        5,550          107
    Parkway Properties Inc. REIT 3,500          107
    Taubman Co. REIT             9,700          107
o   Accrue Software, Inc.        3,000          107
o   Hollywood Casino Corp.      15,200          106
o   Allergan Specialty
     Therapeutics, Inc.          5,890          106
    Doral Financial Corp.        9,300          106
    Ball Corp.                   3,300          106
    Westcorp, Inc.               8,890          106
o   Fossil, Inc.                 5,450          106
    First American Corp.         7,400          106
o   Eprise Corp.                 6,440          106
o   Multex.com Inc.              4,200          106
o   Ultratech Stepper, Inc.      7,100          106
o   Extended Systems Inc.        1,100          106
o   W.R. Grace & Co.             8,700          105
o   Anchor Gaming                2,200          105
    United National Bancorp      5,738          105
    Farmer Brothers, Inc.          600          105
o   Spectra-Physics Lasers, Inc. 1,500          105
    McDermott International,
     Inc.                       11,900          105
    Chateau Communities, Inc.
     REIT                        3,700          105
    Chemed Corp.                 3,700          104
o   Agribrands International,
     Inc.                        2,481          104
    Ruddick Corp.                8,800          104
o   Caminus Corp.                4,240          104
    Cabot Oil & Gas Corp.
     Class A                     4,900          104
o   Ventro Corp.                 5,500          104
    United Dominion Industries
     Ltd.                        6,100          104
o   AppliedTheory Corp.          6,900          104
    Sodexho Marriott Services,
     Inc.                        5,950          103
    Commerce Group, Inc.         3,500          103
    W.P. Carey & Co. LLC         6,300          103
o   Metawave Communications
     Corp.                       3,864          103
o   Midway Games Inc.           12,774          103
    P.H. Glatfelter Co.         10,100          103
    Avista Corp.                 5,900          103
    Inter-Tel, Inc.              6,400          103
o   AXYS Pharmaceuticals, Inc.  17,300          103
    BancorpSouth, Inc.           7,300          103
o   C-COR Electronics, Inc.      3,800          103
o   Bottomline Technologies,
     Inc.                        3,000          103
    Quaker Chemical Corp.        5,900          103
    Airborne Freight Corp.       5,400          102
o   C-Cube Microsystems Inc.     5,200          102
    Hancock Holding Co.          3,000          102
    South Jersey Financial Corp.
     Inc.                        5,200          102
    California Independent
     Bancorp                     4,515          102
    Great Atlantic & Pacific Tea
     Co., Inc.                   6,100          101
    Shurgard Storage Centers,
     Inc. Class A REIT           4,500          101
    Cooper Tire & Rubber Co.     9,100          101
    Minerals Technologies, Inc.  2,200          101
    Elcor Corp.                  4,400          101
o   WorldGate Communications,
     Inc.                        5,700          101
    BSB Bancorp, Inc.            5,037          101
o   Interdigital Communications
     Corp.                       6,100          101
o   Atwood Oceanics, Inc.        2,266          101
    Delta & Pine Land Co.        4,021          101
o   Predictive Systems, Inc.     2,800          101
    MAF Bancorp, Inc.            5,525          100
    Federal-Mogul Corp.         10,500          100
o   Davox Corp.                  7,750          100
o   Pixelworks, Inc.             4,400          100
o   Aspen Technologies, Inc.     2,600          100
o   Modis Professional Services
     Inc.                       11,254          100
    CTG Resources Inc.           2,720          100
    St. Mary Land & Exploration
     Co.                         2,372          100
o   Diversa Corp.                2,996           99
o   Intermune Pharmaceuticals    2,400           99
    Kaufman & Broad Home Corp.   5,000           99
    Home Properties of New York,
     Inc. REIT                   3,300           99
    Realty Income Corp. REIT     4,200           99
    Thomas Nelson, Inc.         11,550           99
o   Battle Mountain Gold Co.
     Class A                    45,200           99
o   Sunglass Hut International,
     Inc.                       12,000           99
o   Coinstar, Inc.               9,800           99
o   Digital Insight Corp.        2,900           99
o   Pre-Paid Legal Services,
     Inc.                        3,300           99
o   Vivus, Inc.                 14,200           99
o   Jack in the Box Inc.         4,000           99
    Simmons First National       4,400           98
    National Presto Industries,
     Inc.                        3,200           98
    Earthgrains Co.              5,048           98
    Ametek Aerospace Products
     Inc.                        5,600           98
o   Evergreen Resources, Inc.    3,300           98
    Lancaster Colony Corp.       5,082           98
o   CapRock Communications Corp. 5,000           98
    Helix Technology Corp.       2,500           98
o   Dal-Tile International Inc. 11,800           97
o   McMoRan Exploration Co.      5,897           97
o   Allen Telecom Inc.           5,500           97
    Block Drug Co. Class A       2,297           97
o   Sagent Technology, Inc.      6,800           97
    Western Gas Resources, Inc.  4,600           97
o   GoTo.com, Inc.               6,300           96
o   The Profit Recovery Group
     International, Inc.         5,800           96
    United Bankshares, Inc.      5,300           96
o   Ventana Medical Systems,
     Inc.                        4,100           96
o   SmartDisk Corp.              3,500           96
o   Airnet Communications Corp.  3,680           96
o   Westell Technologies, Inc.   6,400           96
    Federal Realty Investment
     Trust REIT                  4,800           96
o   NetRatings, Inc.             3,740           96
    Consolidated-Tomoka Land Co. 7,900           96
    Polaroid Corp.               5,300           96
    Longs Drug Stores, Inc.      4,400           96
    Piedmont Natural Gas, Inc.   3,600           96
    AGL Resources Inc.           6,000           96

27

----------------------------------------------------
                                             MARKET
                                             VALUE*
                                SHARES        (000)
----------------------------------------------------
o   Advanced Digital Information
     Corp.                       6,000   $       96
    Developers Diversified Realty
     Corp. REIT                  6,400           96
o   On Command Corp.             6,700           95
    First Financial Bancorp      4,840           95
o   VIA NET.WORKS, Inc.          6,172           95
o   Cadiz Inc.                  11,900           95
o   Novavax, Inc.               13,010           95
o   Witness Systems, Inc.        3,900           95
o   Young Broadcasting Inc.      3,700           95
    HSB Group Inc.               3,050           95
o   Rare Medium Group, Inc.      6,000           95
    Wallace Computer Services,
     Inc.                        9,600           95
o   Spanish Broadcasting System,
     Inc.                        4,600           95
    Bergen Brunswig Corp.
     Class A                    17,153           94
o   OTG Software, Inc.           3,300           94
o   I-STAT Corp.                 5,400           94
    Riviana Foods, Inc.          5,400           94
o   NeoPharm, Inc.               4,800           94
    Arnold Industries, Inc.      7,800           94
o   Organic, Inc.                9,616           94
    Tanger Factory Outlet
     Centers, Inc. REIT          3,989           94
    Midas Inc.                   4,683           94
o   NCO Group, Inc.              4,050           94
o   PanAmSat Corp.               2,143           94
o   Alexander's, Inc.            1,277           94
    Northwest Bancorp, Inc.     13,600           94
    Forest City Enterprise
     Class A                     2,800           93
    Chelsea GCA Realty, Inc.
     REIT                        2,700           93
o   Antigenics, Inc.             5,612           93
o   Allied Riser Communications
     Corp.                       6,600           93
o   Impco Technologies Inc.      2,200           93
o   SpeedUs.com, Inc.           15,700           93
o   Group 1 Software, Inc.       5,400           93
    Innkeepers USA Trust REIT   10,200           93
o   Objective Systems
     Integrators, Inc.           8,700           93
o   Nautica Enterprises, Inc.    8,700           93
o   HomeGrocer.com              15,412           93
o   Net2Phone, Inc.              2,600           93
o   Trans World Entertainment
     Corp.                       7,650           93
    Carter-Wallace, Inc.         4,600           93
    Kelly Services, Inc. Class A 4,000           93
    HCC Insurance Holdings, Inc. 4,900           92
    Briggs & Stratton Corp.      2,700           92
    Kaydon Corp.                 4,400           92
o   Network Plus Corp.           6,500           92
    Andover Bancorp, Inc.        3,200           92
o   Andrea Radio Corp.          12,900           92
o   Sequoia Software Corp.       5,600           92
    Independent Bank Corp.       8,100           92
o   Patterson Energy, Inc.       3,200           91
    Koger Equity, Inc. REIT      5,400           91
    John H. Harland Co.          6,100           91
o   Drexler Technology Corp.     7,000           91
    Alfa Corp.                   5,200           91
    Kilroy Realty Corp. REIT     3,500           91
o   Lante Corp.                  4,440           91
o   XTRA Corp.                   2,300           91
    Glenborough Realty Trust,
     Inc. REIT                   5,200           91
o   R.H. Donnelley Corp.         4,680           91
o   Friendly Ice Cream Corp.    17,900           91
o   Gadzooks, Inc.               7,800           91
    Stewart Enterprises, Inc.
     Class A                    25,600           90
o   BOK Financial Corp.          5,145           90
o   Xicor, Inc.                 13,500           90
o   Ciber, Inc.                  6,800           90
    Independence Community Bank
     Corp.                       6,800           90
o   Project Software &
     Development, Inc.           5,000           90
    Meritor Automotive, Inc.     8,166           90
o   Open Market, Inc.            6,500           90
o   CDI Corp.                    4,400           90
o   Revlon, Inc. Class A        14,200           90
o   V-One Corp.                 17,900           90
o   World Wrestling Federation
     Entertainment, Inc.         4,300           89
o   Choice Hotel International,
     Inc.                        9,000           89
o   Crestline Capital Corp.      5,240           89
o   Zomax Inc.                   6,800           89
o   ABIOMED, INC.                2,900           89
    Banta Corp.                  4,700           89
    Skywest, Inc.                2,400           89
o   CorVel Corp.                 3,600           89
    Prentiss Properties Trust
     REIT                        3,700           89
o   TALK.com, Inc.              15,250           89
o   Uniroyal Technology Corp.    8,000           89
o   Mesa Air Group Inc.         16,000           89
o   Jackpot Enterprises, Inc.    7,000           88
    D. R. Horton, Inc.           6,500           88
o   eXcelon Corp.               11,100           88
o   iGATE Capital Corp.          6,400           88
    Trinity Industries, Inc.     4,750           88
    Gables Residential Trust
     REIT                        3,400           88
    Rollins, Inc.                5,900           88
o   Spyglass, Inc.               2,800           88
o   Viasystems Group, Inc.       5,400           87
o   Diacrin, Inc.               11,100           87
o   Packeteer, Inc.              3,000           87
o   Mortons Restaurant Group     4,056           87
    ONEOK, Inc.                  3,358           87
    Pittston Brink's Group       6,360           87
    Blair Corp.                  4,700           87
    Connecticut Water Services,
     Inc.                        3,250           87
    Central Vermont Public
     Service Corp.               7,900           87
o   Nuevo Energy Co.             4,600           87
o   Manor Care, Inc.            12,400           87
    Seacoast Banking Corp. of
     Florida Class A             3,200           86
o   Zamba Corp.                 15,700           86
o   eToys Inc.                  13,600           86
    Philadelphia Suburban Corp.  4,200           86
    Thor Industries, Inc.        4,100           86
    Heritage Financial Corp.     9,900           86
o   Cysive, Inc.                 3,600           86
o   Papa John's International,
     Inc.                        3,500           86
o   Too Inc.                     3,369           86
    The Toro Co.                 2,600           86
o   Visual Networks, Inc.        3,000           86
    Fleetwood Enterprises, Inc.  6,000           86
o   ACTV, Inc.                   5,700           85
o   Silicon Graphics, Inc.      22,704           85
    Steelcase Inc.               5,000           85
o   UCAR International, Inc.     6,500           85

28

----------------------------------------------------
                                             MARKET
                                             VALUE*
BALANCED INDEX FUND             SHARES        (000)
----------------------------------------------------
    Werner Enterprises, Inc.     7,338   $       85
    Community First Bankshares   5,200           85
o   Performance Food Group Co.   2,650           85
    A.O. Smith Corp.             4,050           85
o   Furniture Brands
     International Inc.          5,600           85
o   IDEXX Laboratories Corp.     3,700           85
    MacDermid, Inc.              3,600           85
    Pan Pacific Retail
     Properties, Inc. REIT       4,200           85
o   Avanex Corp.                   884           84
    Schweitzer-Mauduit
     International, Inc.         6,750           84
    Amcore Financial             4,600           84
o   Genzyme Surgical Products    8,467           84
    National Service Industries,
     Inc.                        4,312           84
o   AGENCY.COM Inc.              4,720           84
    Landauer, Inc.               5,400           84
o   Lexington Global Asset
     Managers, Inc.              8,100           84
    Tecumseh Products Co.
     Class A                     2,200           84
o   BindView Development Corp.   7,000           84
    Regis Corp.                  6,710           84
o   Midwest Express Holdings,
     Inc.                        3,900           84
o   Audiovox Corp.               3,800           84
o   Triad Hospitals, Inc.        3,466           84
    Manufactured Home
     Communities, Inc. REIT      3,500           84
    Arrow International, Inc.    2,500           84
o   Thermo Ecotek Corp.          8,900           83
    AGCO Corp.                   6,800           83
    Western Properties Trust
     REIT                        7,000           83
    LTC Properties, Inc. REIT   14,000           83
o   Penwest Pharmaceuticals Co.  8,250           83
    Columbia Bancorp             9,200           83
o   Lifeminders, Inc.            2,800           83
    Lincoln Electric Holdings    5,800           83
o   BUY.COM, Inc.               16,400           83
    Universal Corp.              3,900           82
    UGI Corp. Holding Co.        4,000           82
o   Advance Paradigm, Inc.       4,000           82
    Flowserve Corp.              5,440           82
    Allen Organ Co.              1,400           82
    Pitt Des Moines, Inc.        4,300           82
    Green Mountain Power Corp.   9,900           82
    Pultizer, Inc.               1,933           82
    Franklin Electric, Inc.      1,200           81
o   Protocol Systems, Inc.       5,100           81
o   Data Broadcasting Corp.     12,814           81
    Irwin Financial Corp.        5,600           81
o   Crossroads Systems, Inc.     3,200           81
o   McAfee.com Corp.             3,100           81
o   BSQUARE Corp.                3,600           81
    Cabot Industrial Trust REIT  4,100           81
    Puerto Rican Cement Co.,
     Inc.                        2,900           81
    SLI, Inc.                    6,650           81
o   Startek, Inc.                1,600           81
o   DSL.Net, Inc.                7,800           80
    Carpenter Technology Corp.   3,800           80
o   Mail-Well, Inc.              9,300           80
    St. Francis Capital Corp.    5,300           80
    Middlesex Water Co.          2,800           80
o   InterWorld Corp.             3,900           80
o   Guess ?, Inc.                5,700           80
o   Insight Communications Co.,
     Inc.                        5,100           80
    Detroit Diesel Corp.         5,400           80
o   Musicland Stores Corp.      10,700           80
    Modine Manufacturing Co.     2,938           79
    Alliance Bancorp Inc.        4,825           79
o   World Acceptance Corp.      15,100           79
o   Petrocorp, Inc.             11,322           79
o   Avid Technology, Inc.        6,600           79
o   Mediaplex, Inc.              4,100           79
o   Vicorp Restaurants, Inc.     4,338           79
o   IDX Systems Corp.            5,600           79
o   NBTY, Inc.                  12,400           79
o   Grey Wolf, Inc.             15,800           79
o   Cytoclonal Pharmaceutics
     Inc.                        7,800           79
o   Sonus Networks, Inc.           500           79
o   Syntel, Inc.                 7,850           79
    Riggs National Corp.         6,200           78
    IKON Office Solutions, Inc. 20,200           78
o   Braun Consulting, Inc.       3,700           78
o   Chirex, Inc.                 3,900           78
o   Strattec Security Corp.      2,400           78
o   Strategic Distribution,
     Inc.                       40,200           78
o   Tractor Supply Co.           4,700           78
    Great American Financial
     Resources, Inc.             4,400           78
    CNA Surety Corp.             6,510           78
o   Pac-West Telecom, Inc.       3,881           78
    Ohio Casualty Corp.          7,300           78
    WPS Resources Corp.          2,579           78
    Clarcor Inc.                 3,900           78
o   Quintus Corp.                3,900           77
o   Data Race, Inc.             11,678           77
    Coca-Cola Bottling Co.       1,700           77
o   Giant Industries, Inc.       9,800           77
o   Scios, Inc.                 13,700           77
o   IHOP Corp.                   4,600           77
o   Brightpoint, Inc.            8,900           77
o   3Dfx Interactive, Inc.       9,900           77
    Southwest Gas Corp.          4,400           77
o   Input/Output, Inc.           9,100           77
o   Prodigy Communications Corp.
     Class A                     7,300           77
o   Primus Knowledge Solutions,
     Inc.                        1,700           77
    Apex Mortgage Capital, Inc.
     REIT                        9,000           77
o   Netopia, Inc.                1,900           76
    First Source Corp.           4,855           76
    J. Baker, Inc.              13,100           76
    USFreightways Corp.          3,100           76
    New Jersey Resources Corp.   2,000           76
    Lennox International Inc.    5,740           76
o   Ask Jeeves, Inc.             4,200           76
    Sterling Bancshares, Inc.    7,000           76
o   AirTran Holdings, Inc.      18,200           76
    Caraustar Industries, Inc.   5,000           76
    Ferro Corp.                  3,600           76
    Covest Bankshares, Inc.      7,200           76
    SITEL Corp.                 15,300           76
    Downey Financial Corp.       2,600           75
    Fedders Corp.               12,900           75
o   O'Reilly Automotive, Inc.    5,400           75
o   NPS Pharmaceuticals Inc.     2,800           75
    PFF Bancorp, Inc.            4,100           75
    McGrath Rent Corp.           4,400           75

29

----------------------------------------------------
                                             MARKET
                                             VALUE*
                                SHARES        (000)
----------------------------------------------------
    Churchill Downs, Inc.        3,200   $       75
o   Quiksilver, Inc.             4,800           75
o   Walker Interactive Systems,
     Inc.                       20,600           75
o   Royal Appliance
     Manufacturing Co.          13,114           75
o   U.S. Can Corp.               4,291           75
    Bowne & Co., Inc.            7,400           74
    Curtiss-Wright Corp.         2,000           74
o   Oceaneering International,
     Inc.                        3,910           74
o   United Capital Corp.         5,500           74
    First Bancorp/Puerto Rico    4,000           74
o   American Eagle Outfitters,
     Inc.                        5,300           74
o   Previo, Inc.                 9,417           74
o   Atrix Laboratories, Inc.     7,900           74
    Standard Pacific Corp.       7,400           74
    First Sentinel Bancorp Inc.  9,000           74
o   Foamex International, Inc.  12,200           74
    Town & Country Trust REIT    4,300           74
o   Barnett, Inc.                7,200           74
o   AirGate PCS, Inc.            1,400           74
    Armstrong Holdings, Inc.     4,800           74
    Alberto-Culver Co. Class A   2,800           74
o   Loudeye Technologies, Inc.   4,212           73
    Westpoint Stevens, Inc.      6,600           73
o   XOMA Ltd.                   17,100           73
o   Chordiant Software, Inc.     4,400           73
    Southwestern Energy Co.     11,700           73
o   Boca Resorts, Inc. Class A   7,400           73
o   NRG Energy, Inc.             4,000           73
o   Wit Soundview Group, Inc.    6,800           73
    Kennametal, Inc.             3,400           73
o   Netcentives Inc.             3,900           73
o   Water Pik Technologies,
     Inc.                       11,589           72
o   Centennial Bancorp           8,332           72
    Manitowac Co., Inc.          2,700           72
o   Action Performance Cos.,
     Inc.                        9,932           72
    Longview Fibre Co.           6,500           72
o   Factory 2-U Stores Inc.      1,900           72
o   Unifi, Inc.                  5,800           72
    Atmos Energy Corp.           4,100           72
o   Network Access Solutions
     Corp.                       7,500           72
    Newmil Bancorp, Inc.         7,100           72
o   Il Fornaio (America) Corp.   8,300           72
o   Net2000 Communications, Inc. 4,368           72
o   Henry Schein, Inc.           4,135           71
    JDN Realty Corp. REIT        7,000           71
o   CenterSpan Communications
     Corp.                       3,800           71
o   Salient 3 Communications
     Class A                     5,900           71
o   The Neiman Marcus Group, Inc.
     Class B                     2,561           71
    Texas Regional Bancshares,
     Inc.                        2,800           71
o   Network Peripherals, Inc.    4,240           71
o   Wyndham International, Inc.
     Class A                    28,326           71
o   Hovnanian Enterprises
     Class A                    11,800           71
o   TenFold Corp.                4,300           71
o   Webvan Group Inc.            9,700           71
o   Beringer Wine Estates
     Holdings, Inc.              2,000           71
o   Merix Corp.                  1,500           71
    F.N.B. Corp.                 3,417           70
o   Frontline Capital Group      3,300           70
    Rollins Truck Leasing       10,125           70
o   PSS World Medical, Inc.     10,450           70
o   STERIS Corp.                 7,908           70
o   Advanced Polymer Systems    18,500           70
    USEC Inc.                   15,100           70
    RPC Inc.                     6,600           70
o   Silgan Holdings, Inc.        7,100           70
o   Switchboard Inc.             6,964           70
o   Spectranetics Corp.         14,100           70
o   Florida Banks, Inc.         12,800           70
    TF Financial Corp.           5,100           69
o   National Information
     Consortium, Inc.            6,100           69
o   Fairfield Communities, Inc.  8,800           69
    AMCOL International Corp.    4,200           69
o   Centra Software, Inc.        7,288           69
o   Navidec, Inc.                7,800           69
o   Diametrics Medical, Inc.    12,200           69
o   Avatar Holding, Inc.         3,000           69
o   OfficeMax, Inc.             13,800           69
    NBT Bancorp, Inc.            6,453           69
o   Todd Shipyards Corp.         8,753           69
o   Wisconsin Central
     Transportation Corp.        5,300           69
o   Twinlab Corp.               10,800           69
    Standard Commercial Tobacco
     Co.                        15,063           69
    Wausau-Mosinee Paper Corp.   8,026           69
o   Cone Mills Corp.            11,100           69
    Granite Construction Co.     2,800           69
o   Transaction Systems
     Architects, Inc.            4,000           69
o   ITT Educational Services,
     Inc.                        3,900           68
o   Esterline Technologies Corp. 4,600           68
o   Credit Acceptance Corp.     12,300           68
    H.B. Fuller Co.              1,500           68
o   Vertex Interactive, Inc.     6,700           68
o   VTEL Corp.                  18,200           68
o   Latitude Communications,
     Inc.                        6,100           68
    Hooper Holmes, Inc.          8,500           68
    Capitol Bancorp Ltd.         5,969           68
o   MeriStar Hotels & Resorts,
     Inc. REIT                  23,600           68
o   Photoworks, Inc.            22,575           68
o   Heartland Express, Inc.      4,058           68
    JLG Industries, Inc.         5,700           68
    Olin Corp.                   4,100           68
o   Software Spectrum, Inc.      3,900           68
    NUI Corp.                    2,500           68
    CAIS Internet, Inc.          4,800           68
    Horace Mann Educators Corp.  4,500           68
o   Ryan's Family Steak Houses,
     Inc.                        8,000           68
o   Rent-A-Center, Inc.          3,000           68
o   Tower Automotive, Inc.       5,400           68
    Susquehanna Bancshares, Inc. 4,725           67
o   Mapics Inc.                 11,700           67
o   American Bank Note
     Holographics, Inc.         29,900           67
    Bob Evans Farms, Inc.        4,500           67
o   Belco Oil & Gas Corp.        7,900           67
    National Health Investors
     REIT                        6,100           67
o   Matria Healthcare, Inc.     14,600           67

30

----------------------------------------------------
                                             MARKET
                                             VALUE*
BALANCED INDEX FUND             SHARES        (000)
----------------------------------------------------
o   Weirton Steel               20,600   $       67
o   Vicinity Corp.               3,400           66
    OceanFirst Financial Corp.   3,600           67
o   QRS Corp.                    2,700           66
    Universal Health Realty
     Income REIT                 3,500           66
o   Structural Dynamics Research
     Corp.                       4,400           66
o   US Oncology, Inc.           13,250           66
o   Larscom, Inc. Class A       11,900           66
o   Basin Exploration Inc.       3,700           66
o   Xpedior Inc.                 4,780           66
    Gentek, Inc.                 5,897           66
o   MarketWatch.com, Inc.        3,500           66
    Bradley Real Estate, Inc.
     8.40% Cvt. Pfd.             3,024           66
o   NetZero Inc.                12,600           66
o   Convergent Communications,
     Inc.                        8,200           66
o   Algos Pharmaceutical Corp.   4,300           66
    Nationwide Health Properties,
     Inc. REIT                   4,700           66
    Fremont General Corp.       16,600           65
o   S&K Famous Brands Inc.       9,100           65
o   Candela Corp.                7,150           65
    Calgon Carbon Corp.          8,400           65
o   Radio One, Inc.              2,200           65
o   Datastream Systems, Inc.     5,200           65
o   Oxigene, Inc.                6,500           65
    E.W. Blanch Holdings, Inc.   3,200           65
o   High Speed Access Corp.      9,900           65
o   Insignia Financial Group,
     Inc.                        6,466           65
o   Kensey Nash Corp.            5,800           65
    Bryn Mawr Bank Corp.         3,200           64
    Sovran Self Storage, Inc.
     REIT                        3,000           64
    Arvin Industries, Inc.       3,700           64
    Burlington Coat Factory
     Warehouse Corp.             5,940           64
o   Pegasus Solutions Inc.       5,900           64
    JP Realty Inc. REIT          3,600           64
o   DVI, Inc.                    4,000           64
    White Mountains Insurance
     Group Inc.                    400           64
o   Atlanta Sosnoff Capital      6,400           64
    Owens Corning                6,900           64
    Regal-Beloit Corp.           4,000           64
o   ProBusiness Services, Inc.   2,400           64
o   Hexcel Corp.                 6,700           64
    Owens & Minor, Inc. Holding
     Co.                         3,700           64
o   SeaChange International,
     Inc.                        2,200           64
o   Liquid Audio, Inc.           6,700           63
o   SCG Holding Corp.            2,900           63
o   Collins & Aikman Corp.      12,200           63
o   MICROS Systems, Inc.         3,400           63
o   Geoworks                     4,000           63
    Invacare Corp.               2,400           63
    Advanta Corp. Class A        5,163           63
o   Marimba, Inc.                4,500           63
o   Polo Ralph Lauren Corp.      4,400           63
    Prison Realty Trust, Inc.
     REIT                       20,462           63
o   Sensory Science Corp.       20,400           62
    Interpool, Inc.              6,400           62
    Maine Public Service Co.     3,100           62
    IRT Property Co. REIT        7,300           62
    Cubic Corp.                  3,300           62
o   Playboy Enterprises, Inc.
     Class B                     4,800           62
o   Calico Commerce Inc.         3,800           62
o   Garden Fresh Restaurant
     Corp.                       5,900           62
    German American Bancorp      4,236           61
    CPI Corp.                    2,900           61
    Anchor Bancorp Wisconsin
     Inc.                        4,000           61
    Madison Gas & Electric Co.   3,100           61
o   Berlitz International, Inc.  6,801           61
    Oil-Dri Corp. of America     6,800           61
o   Covance, Inc.                6,925           61
o   Pacific Gateway Exchange,
     Inc.                       17,900           61
o   Caliber Learning Network,
     Inc.                       15,000           61
    Lawrence Savings Bank        8,700           61
o   Ventas, Inc. REIT           19,100           61
o   P-Com, Inc.                 10,700           61
o   ClickAction, Inc.            3,800           61
o   Value City Department
     Stores, Inc.                6,400           61
o   The IT Group, Inc.          12,436           61
o   National Discount Brokers
     Group, Inc.                 1,900           61
    Analysts International Corp. 6,500           61
    BeautiControl Cosmetics     15,000           60
o   Arch Communications Group,
     Inc                         9,300           60
o   Versant Corp.               12,400           60
    Timberline Software Corp.    8,258           60
o   Viador, Inc.                 3,800           60
    The Trust Co. of New Jersey  3,300           60
o   StaffMark, Inc.              9,000           60
    Fleming Cos., Inc.           4,600           60
o   LendingTree, Inc.            8,000           60
o   About.Com, Inc.              1,900           60
    NYMAGIC, Inc.                4,200           60
    Southwest Bancorp, Inc.      3,700           60
o   Lydall, Inc.                 5,600           60
o   Inprise Corp.                9,700           59
    Haven Bancorp, Inc.          3,200           59
o   Cambridge Technology
     Partners                    6,800           59
o   Ulticom, Inc.                2,468           59
o   Plains Resources             3,717           59
o   Sykes Enterprises, Inc.      4,600           59
o   Aetrium, Inc.               10,300           59
o   Per-Se Technologies, Inc.    6,284           59
o   Perficient, Inc.             4,200           59
    AAR Corp.                    4,900           59
o   MyPoints.com, Inc.           3,100           59
o   ePresence, Inc.              8,100           59
    Barnes Group, Inc.           3,600           59
o   MedicaLogic/Medscape, Inc.   6,348           59
    Public Service Co. of
     New Mexico                  3,800           59
o   Ampex Corp. Class A         34,700           59
o   InterVoice-Brite, Inc.       8,888           58
    Pulaski Financial Corp.      4,800           58
    Marion Capital Holdings      2,800           58
    Omega Financial Corp.        2,300           58
o   I-Link, Inc.                10,800           58
    Penford Corp.                2,700           58
o   24/7 Media, Inc.             3,700           58
o   Fritz Cos., Inc.             5,600           58

31

----------------------------------------------------
                                             MARKET
                                             VALUE*
                                SHARES        (000)
----------------------------------------------------
    CH Energy Group, Inc.        1,700   $       58
o   Be Free, Inc.                6,400           58
o   National Processing, Inc.    4,600           58
o   Offshore Logistics, Inc.     4,000           58
o   New Focus, Inc.                700           57
o   Delphi Financial Group, Inc. 1,691           57
o   eMerge Interactive, Inc.     3,199           57
o   Kronos, Inc.                 2,200           57
o   Net Perceptions, Inc.        3,600           57
    Harleysville National Corp.  1,743           57
    AREA Bancshares Corp.        2,558           57
o   ShopKo Stores, Inc.          3,700           57
    Ottawa Financial Corp.       3,345           57
o   Comshare                    11,953           57
o   American Axle & Manufacturing
     Holdings, Inc.              4,000           57
o   iManage, Inc.                5,699           57
o   Daisytek International Corp. 6,000           57
o   Bluestone Software Inc.      2,200           57
    Meditrust Corp.             15,033           56
o   Luminant Worldwide Corp.     6,300           56
o   Thermo Fibertek, Inc.       11,850           56
o   Expedia Inc.                 3,800           56
    Sizzlers Property Investors,
     Inc. REIT                   7,500           56
o   Tech-Sym Corp.               1,998           56
o   Aftermarket Technology Corp. 6,600           56
    Foster Wheeler Corp.         6,500           56
    First International Bancorp,
     Inc.                        6,900           56
o   Jenny Craig Inc.            16,300           56
    Redwood Trust, Inc. REIT     4,000           56
o   Amerco, Inc.                 2,800           56
o   USDATA Corp., Inc.           6,297           56
o   American Access Technologies
     Inc.                        9,000           56
o   Sequa Corp. Class A          1,456           56
o   Success Bancshares, Inc.     5,100           55
o   Bethlehem Steel Corp.       15,540           55
o   1-800-FLOWERS.COM, Inc.     10,800           55
o   The Children's Place Retail
     Stores, Inc.                2,700           55
    WSFS Financial Corp.         5,300           55
o   Insmed Inc.                 17,000           55
    Grove Property Trust REIT    3,400           55
o   Intergraph Corp.             7,300           55
o   Del Monte Foods Co.          8,100           55
o   Medplus, Inc.                8,600           55
o   Mediacom Communications
     Corp.                       3,580           55
o   Total-Tel USA Communications,
     Inc.                        5,500           55
o   Aspect Medical Systems, Inc. 2,036           55
    M.A. Hanna Co.               6,100           55
    Flushing Financial Corp.     3,600           55
    Northwest Natural Gas Co.    2,450           55
o   MTR Gaming Group Inc.       11,000           55
o   Kendle International Inc.    6,900           54
    Watts Industries Class A     4,300           54
    Bassett Furniture Industries,
     Inc.                        4,300           54
    Harbor Florida Bancshares,
     Inc.                        5,200           54
o   Headway Corporate Resources,
     Inc.                       16,700           54
o   Rudolph Technologies, Inc.   1,400           54
    Corporate Office Properties
     Trust, Inc. REIT            5,900           54
    CB Bancshares Inc./Hawaii    2,200           54
o   Neoforma.com, Inc.           7,700           54
o   PRWW, Ltd.                   3,900           54
o   Noven Pharmaceuticals, Inc.  1,800           54
    Coachmen Industries, Inc.    4,704           54
o   Schein Pharmaceutical, Inc.  2,500           54
    The Ackerley Group, Inc.     4,600           54
o   Radiant Systems, Inc.        2,250           54
    Spartech Corp.               2,000           54
    Lindsay Manufacturing Co.    2,750           54
o   QCF Bancorp, Inc.            2,200           54
o   Healthcare.com Corp.        19,100           54
o   Caldera Systems, Inc.        4,100           54
    SL Green Realty Corp. REIT   2,000           54
o   Applix, Inc.                 6,900           53
    Summit Bancshares, Inc.      3,100           53
    SJNB Financial Corp.         1,900           53
o   Inforte Corp.                1,484           53
o   WorldPages.com, Inc.         8,900           53
    Ambanc Holding Co., Inc.     3,500           53
    Hughes Supply, Inc.          2,700           53
    FNB Financial Services Corp. 4,100           53
    Getty Realty Holding Corp.   4,900           53
o   SpectRx, Inc.                5,074           53
o   Internet.com Corp.           2,700           53
    Trenwick Group Inc.          3,650           53
o   Aerosonic Corp.              5,100           53
    BNP Residential Properties,
     Inc.                        6,300           53
o   Information Architects Corp. 7,600           53
    G & K Services, Inc.         2,100           53
o   Z-Tel Technologies, Inc.     4,380           53
o   Telular Corp.                4,375           53
o   Bio-Rad Laboratories, Inc.
     Class A                     2,100           53
o   Advantage Learning Systems,
     Inc.                        3,400           52
o   barnesandnoble.com inc.      8,000           52
    Peoples Holding Co.          2,600           52
o   Teligent, Inc.               2,200           52
    Hunt Corp.                   5,000           52
o   Zebra Technologies Corp.
     Class B                     1,170           52
    Wolverine World Wide, Inc.   5,250           52
    Gerber Scientific, Inc.      4,500           52
    Harmon Industries, Inc.      3,900           52
o   Labor Ready, Inc.            7,800           52
o   Duramed Pharmaceuticals,
     Inc.                        9,500           52
    Hopfed Bancorp, Inc.         5,400           52
    Prime Group Realty Trust
     REIT                        3,400           52
o   Provident Financial Holdings,
     Inc.                        3,700           52
o   First Consulting Group, Inc. 9,255           51
    Superior Uniform Group, Inc. 5,900           51
o   FairMarket, Inc.             7,240           51
o   V.I. Technologies, Inc.      7,300           51
o   PTEK Holdings, Inc.         15,700           51
o   Immucor Inc.                 9,054           51
    Bandag, Inc.                 2,100           51
o   Park-Ohio Holdings Corp.     5,900           51

32

----------------------------------------------------
                                             MARKET
                                             VALUE*
BALANCED INDEX FUND             SHARES        (000)
----------------------------------------------------
    First Financial Holdings,
     Inc.                        3,700   $       51
o   Source Media, Inc.          13,000           51
    Arrow Financial Corp.        3,381           51
o   Catalytica, Inc.             4,600           51
o   Education Management Corp.   2,800           51
    Chesapeake Corp. of Virginia 1,700           50
    Glimcher Realty Trust REIT   3,500           50
o   Momentum Business
     Applications, Inc.          6,814           50
o   Wackenhut Corrections Corp.  6,700           50
o   AMBI, Inc.                  16,400           50
o   Chalone Wine Group Ltd.      6,260           50
    Ameron International Corp.   1,400           50
o   Cyberian Outpost, Inc.      10,400           50
o   Perrigo Co.                  7,900           50
o   STAR Telecommunications,
     Inc.                       19,700           50
o   IKOS Systems, Inc.           4,600           50
o   Daily Journal Corp.          1,700           50
o   Hollywood Entertainment
     Corp.                       6,300           50
o   Department 56 Inc.           4,505           50
o   Kaneb Services, Inc.        12,384           50
o   Boyd Gaming Corp.            8,900           50
o   PLATO Learning, Inc.         3,600           50
    Commercial Metals Co.        1,800           50
    HMN Financial, Inc.          4,500           50
    Gainsco, Inc.                9,900           50
o   Acceptance Insurance Cos.
     Inc.                        9,900           50
o   Rochester Medical Corp.      5,900           49
o   Nortek, Inc.                 2,500           49
    Katy Industries, Inc.        4,200           49
    Correctional Properties Trust
     REIT                        4,700           49
o   Prime Hospitality Corp.      5,200           49
    First Commonwealth Financial
     Corp.                       5,400           49
    Fidelity Bancorp, Inc.       2,800           49
o   Todhunter International,
     Inc.                        6,200           49
    GenCorp, Inc.                6,100           49
o   Orbital Sciences Corp.       4,000           49
    Kramont Realty Trust         5,200           49
o   Itron, Inc.                  5,900           49
o   Rohn Industries Inc.        11,500           49
o   The Boyds Collection, Ltd.   5,700           48
o   Credit Management Solutions,
     Inc.                        8,100           48
o   TCSI Corp.                  23,800           48
    Associated Estates Realty
     Corp. REIT                  6,900           48
    The Warnaco Group, Inc.
     Class A                     6,220           48
o   eMachines, Inc.             17,936           48
    Libbey, Inc.                 1,500           48
    RFS Hotel Investors, Inc.
     REIT                        4,100           48
o   Dave & Busters               7,777           48
o   Ace Cash Express, Inc.       4,050           48
    Interface, Inc.             12,600           48
o   IGEN International, Inc.     2,900           48
    Myers Industries, Inc.       4,466           48
    Argonaut Group, Inc.         2,800           48
o   Lazare Kaplan International,
     Inc.                        5,900           48
    Milacron Inc.                3,300           48
    UMB Financial Corp.          1,455           48
    Lance, Inc.                  5,300           48
    Ryerson Tull, Inc.           4,591           48
o   NextCard, Inc.               5,600           48
o   Waste Connections, Inc.      2,400           47
o   Information Resources, Inc. 12,006           47
    FBL Financial Group, Inc.
     Class A                     3,000           47
o   Right Management Consultants 4,500           47
    The Stride Rite Corp.        7,700           47
    Wabash National Corp.        3,950           47
o   Stein Mart, Inc.             4,600           47
    International Shipholding
     Corp.                       5,375           47
o   Sonic Automotive, Inc.       4,400           47
o   Ocular Sciences, Inc.        4,000           47
    Republic Security Financial
     Corp.                       9,388           47
o   eShare Communications, Inc.  6,700           47
    Ziegler Cos., Inc.           3,000           47
o   Consolidated Graphics, Inc.  5,000           47
    Sun Communities, Inc. REIT   1,400           47
    Reckson Associates Realty
     Corp. Class B REIT          1,840           47
o   Ogden Corp.                  5,200           47
o   Interneuron Pharmaceutical,
     Inc.                       24,900           47
o   E-LOAN, Inc.                 9,800           47
o   Total Renal Care Holdings,
     Inc.                        7,735           46
o   Scott Technologies, Inc.     2,700           46
o   Voyager.net, Inc.            5,800           46
o   ebix.com Inc.                9,100           46
    Century Bancorp, Inc.
     Class A                     3,700           46
o   TriPath Imaging, Inc.        7,500           46
o   On2.com Inc.                 9,000           46
o   Buckeye Technology, Inc.     2,100           46
o   WetSeal, Inc. Class A        3,500           46
o   Packard BioScience Co.       2,700           46
o   Acmat Corp. Class A          5,600           46
o   Laser Vision Centers, Inc.   7,400           46
o   Media Metrix, Inc.           1,800           46
    Walter Industries, Inc.      4,000           46
o   Kaiser Aluminum & Chemical
     Corp.                      11,400           46
o   net.Genesis Corp.            2,524           46
o   HotJobs.com Ltd.             3,300           46
o   Information Management
     Associates, Inc.           10,400           46
    Team Financial, Inc.         5,600           46
o   Keystone Consolidated
     Industries, Inc.           12,100           45
    Centex Construction Products,
     Inc.                        2,000           45
    United Mobile Homes, Inc.
     REIT                        5,500           45
o   American Classic Voyager Co. 2,200           45
    NACCO Industries, Inc.
     Class A                     1,291           45
o   Encompass Services Corp.     7,880           45
o   Applied Graphics Technologies,
     Inc.                       10,660           45
    Nashua Corp.                 5,486           45
o   Alpine Group, Inc.           6,700           45
    Stewart & Stevenson Services,
     Inc.                        3,000           45
o   Sizzler International       17,600           45
    UniSource Energy Corp.       3,000           45
o   Palm Harbor Homes, Inc.      3,100           45
o   Engineering Animation, Inc.  4,800           45
    Arch Chemicals, Inc.         2,050           45
    Massbank Corp.               1,600           45

33

----------------------------------------------------
                                             MARKET
                                             VALUE*
                                SHARES        (000)
----------------------------------------------------
o   Wellsford Real Properties
     Inc.                        2,956   $       45
    Zenith National Insurance
     Corp.                       2,100           45
o   Coventry Health Care Inc.    3,345           45
    Oneida Ltd.                  2,500           44
o   International Specialty
     Products, Inc.              7,800           44
o   Highlands Insurance Group    4,730           44
o   MAXIMUS, Inc.                2,000           44
    EastGroup Properties, Inc.
     REIT                        2,100           44
o   Metrocall, Inc.              4,900           44
o   Martha Stewart Living
     Omnimedia, Inc.             2,000           44
o   Auspex Systems, Inc.         8,900           44
o   SpaceLabs Medical, Inc.      3,900           44
o   Fourth Shift Corp.          14,600           44
o   Drugstore.com, Inc.          5,800           44
o   Eclipsys Corp.               5,800           44
o   Nastech Pharmaceutical Co.,
     Inc.                        9,600           44
o   TCI Satellite Entertainment,
     Inc. Class A                5,004           43
o   WHX Corp.                    7,900           43
    Crawford & Co. Class B       3,950           43
o   Curative Health Services
     Inc.                        7,200           43
    Petroleum Helicopters, Inc.  4,500           43
o   Ralcorp Holdings, Inc.       3,533           43
    Wolohan Lumber Co.           4,222           43
o   GC Cos.                      1,930           43
o   DT Industries, Inc.          4,600           43
    Kansas City Life Insurance
     Co.                         1,600           43
    AmerUs Life Holdings, Inc.   2,084           43
o   Imperial Credit             10,100           43
o   Volt Information Sciences
     Inc.                        1,300           43
o   Boston Beer Co., Inc.
     Class A                     5,000           43
o   Layne Christensen Co.        9,500           43
o   Thermedics, Inc.             4,300           43
    National Steel Corp.
     Class B                    10,200           43
o   Tyler Technologies, Inc.    16,600           43
o   Lifecore Biomedical Inc.     5,400           43
o   eGain Communications Corp.   3,500           42
    Mississippi Chemical Corp.   8,900           42
o   FLIR Systems, Inc.           6,500           42
o   Mail.Com, Inc.               7,418           42
    MascoTech Inc.               3,900           42
o   Integral Vision, Inc.       16,842           42
o   FirstWorld Communications
     Inc.                        4,000           42
o   Cellular Technical Services  5,160           42
o   Zoltek Cos., Inc.            4,900           42
    First South Bancorp, Inc.    2,100           41
o   Aurora Foods Inc.           10,300           41
    Tecumseh Products Co.
     Class B                     1,000           41
    Wainwright Bank & Trust Co.  5,600           41
o   Shoe Carnival, Inc.          6,550           41
o   Juno Online Services, Inc.   3,800           41
    Crown American Realty Trust
     REIT                        7,600           41
o   Cheap Tickets, Inc.          3,400           41
    FFY Financial Corp.          3,700           41
    Cato Corp. Class A           3,500           41
    Financial Industries Corp.   5,000           41
o   Charles River Associates
     Inc.                        2,300           41
o   Checkpoint Systems, Inc.     5,400           41
o   Stratus Properties, Inc.     9,500           40
o   Globe Business Resources,
     Inc.                        3,100           40
o   Ames Department Stores, Inc. 5,200           40
    Enhance Financial Services
     Group, Inc.                 2,800           40
    L. S. Starrett Co. Class A   2,300           40
o   Hoenig Group, Inc.           4,100           40
o   Troy Group, Inc.             2,700           40
o   Active Voice Corp.           5,000           40
    Exide Corp.                  5,000           40
    First Financial Corp.-
     Indiana                     1,300           40
o   Numerex Corp.                3,200           40
    BankAtlantic Bancorp, Inc.
     Class A                    10,535           40
o   Sunbeam Corp.               11,488           39
    Cascade Bancorp              3,520           39
o   Correctional Services Corp.  9,997           39
o   Granite State Bankshares,
     Inc.                        2,600           39
    SportsLine.com, Inc.         2,300           39
    State Financial Services
     Corp. Class A               4,100           39
    Berry Petroleum Class A      2,300           39
o   Old Dominion Freight Line,
     Inc.                        4,000           39
o   SEEC, Inc.                   8,900           39
o   The TriZetto Group, Inc.     2,400           39
o   Dura Automotive Systems,
     Inc.                        3,593           39
o   Wesco International, Inc.    4,050           39
o   Intraware, Inc.              2,400           39
o   InVision Technologies, Inc.  8,800           39
o   eLEC Communications Corp.   14,000           39
o   BankUnited Financial Corp.   5,300           38
o   Optika Inc.                  6,400           38
    Springs Industries Inc.
     Class A                     1,200           38
    Strayer Education, Inc.      1,600           38
o   Aviall Inc.                  7,775           38
o   Gadzoox Networks, Inc.       2,800           38
o   Microwave Power Devices,
     Inc.                        7,300           38
o   Griffin Land & Nurseries,
     Inc.                        3,100           38
    Omnova Solutions Inc.        6,100           38
o   Vornado Operating Inc. REIT  4,895           38
o   NZ CORP.                     7,777           38
o   FARO Technologies, Inc.     12,100           38
o   Allied Holdings, Inc.        6,300           38
    Southern Peru Copper Corp.   3,100           38
o   UTStarcom, Inc.              1,240           38
    United Wisconsin Services,
     Inc.                        6,800           38
o   i3 Mobile, Inc.              2,040           37
o   Preview Systems, Inc.        2,880           37
o   Great Plains Software, Inc.  1,900           37
o   iVillage Inc.                4,400           37
o   InfoCure Corp.               6,600           37
o   PJ America Inc.              3,800           37
o   Genrad, Inc.                 4,100           37
o   kforce.com, Inc.             5,300           37
    Tech/Ops Sevcon, Inc.        4,200           37
o   Digital Impact, Inc.         2,600           37
    EDO Corp.                    5,800           37
o   PETsMART, Inc.              10,848           37
o   Lumisys, Inc.               12,200           37

34

----------------------------------------------------
                                             MARKET
                                             VALUE*
BALANCED INDEX FUND             SHARES        (000)
----------------------------------------------------
o   New Frontier Media, Inc.     5,000   $       37
    Schnitzer Steel Industries,
     Inc. Class A                2,300           37
    Alico, Inc.                  2,300           37
o   Western Digital Corp.        7,300           37
    Mid Atlantic Realty Trust
     REIT                        3,650           37
    Donnelly Corp.               2,800           36
    Cooper Cos., Inc.            1,000           36
    US Bancorp, Inc.            10,200           36
o   infoUSA Inc.                 5,584           36
    A. Schulman Inc.             3,000           36
    NCH Corp.                    1,000           36
o   Danielson Holdings Corp.     7,400           36
    Presidential Life Corp.      2,600           36
o   TBC Corp.                    7,800           36
    Superior Industries
     International, Inc.         1,400           36
    Bank of the Ozarks, Inc.     2,200           36
o   Cyberonics, Inc.             3,000           36
    BCSB Bankcorp, Inc.          6,000           36
o   Embrex, Inc.                 2,600           36
o   CSK Auto Corp.               4,700           36
o   Meridian Gold Co.            5,800           36
o   Maxxam Inc.                  2,000           36
o   Cypress Communications, Inc. 4,880           35
    Thornburg Mortgage, Inc.     4,900           35
o   Capital Trust Class A        8,800           35
o   ONI Sytems Corp.               300           35
o   Sunrise Assisted Living,
     Inc.                        1,900           35
    Mueller (Paul) Co.           1,400           35
    Watsco, Inc.                 2,800           35
o   Alcide Corp.                 2,000           35
o   Bush Boake Allen, Inc.         800           35
o   Lifeline Systems, Inc.       2,500           35
    HEICO Corp. Class A          2,850           35
o   Jan Bell Marketing Inc.     14,700           35
    Arch Coal, Inc.              4,536           35
    Enesco Group, Inc.           7,300           35
o   CyberSource Corp.            2,500           35
o   Microtouch Systems, Inc.     4,000           35
    Lone Star Steakhouse & Saloon,
     Inc.                        3,400           34
    Luby's, Inc.                 4,300           34
    LSI Industries Inc.          2,264           34
o   UNOVA, Inc.                  4,700           34
o   SciQuest.com, Inc.           3,000           34
o   Clintrials Research, Inc.    9,800           34
o   Thermotrex Corp.             3,100           34
    The Standard Register Co.    2,400           34
o   ActionPoint, Inc.            4,400           34
o   The InterCept Group, Inc.    2,000           34
    Medford Bancorp, Inc.        2,400           34
o   Digital River, Inc.          4,400           34
o   Global Vacation Group, Inc. 11,500           34
    W.R. Berkley Corp.           1,800           34
o   Jo-Ann Stores, Inc. Class A  4,800           34
o   Gaylord Container Corp.     12,500           34
o   Genome Therapeutics Corp.    1,100           33
o   Parker Drilling Co.          5,400           33
o   Baldwin Technology Class A  15,700           33
o   Trammell Crow Co.            3,100           33
o   U.S. Franchise Systems, Inc.
     Class A                     6,900           33
    Queens County Bancorp, Inc.  1,800           33
o   ThermoLase Corp.            11,800           33
o   Sunrise Medical, Inc.        6,800           33
    BMC Industries, Inc.         8,137           33
o   Fresh Del Monte Produce Inc. 4,800           33
o   K2 Inc.                      3,964           33
o   The Buckle, Inc.             2,800           33
o   AT Comm Corp.                1,900           33
o   UICI                         5,000           33
o   Thermo TerraTech, Inc.       4,100           33
o   ABC-NACO, INC.               4,100           33
    F & M Bancorp                1,657           33
    Spartan Motors, Inc.         7,800           33
o   Chesapeake Energy Corp.      4,200           33
    Phoenix Investment Partners
     Ltd.                        3,100           33
o   COMARCO, Inc.                1,000           33
    Brown Shoe Company, Inc.     2,500           33
o   CDnow Inc.                  10,500           32
o   Airgas, Inc.                 5,700           32
    Movado Group, Inc.           2,700           32
    Titanium Metals Corp.        6,900           32
o   Hartmarx Corp.              12,600           32
o   URS Corp.                    2,300           32
    Oak Hill Financial, Inc.     2,300           32
    Energy West Inc.             4,000           32
o   Cellstar Corp.              11,500           32
o   NetManage, Inc.              7,147           32
o   Medialink Worldwide, Inc.    4,600           32
o   Visual Data Corp.            8,800           32
    G & L Realty Corp. REIT      4,383           32
o   SoftNet Systems, Inc.        3,300           32
    Ethyl Corp.                 12,700           32
    First Union Real Estate
     REIT                       10,780           32
o   COMFORCE Corp.              20,213           32
o   YouthStream Media Networks,
     Inc.                        5,600           32
    Hancock Fabrics, Inc.        7,400           31
o   NS Group Inc.                1,500           31
    Computer Task Group, Inc.    6,200           31
o   Earthshell Corp.            10,300           31
    Senior Housing Properties
     Trust REIT                  3,930           31
o   TheStreet.com, Inc.          5,350           31
    Apogee Enterprises, Inc.     8,800           31
o   Shoney's Inc.               24,795           31
o   U.S. Interactive, Inc.       2,391           31
o   Sunburst Hospitality Corp.   6,966           31
    Health Care REIT, Inc.       1,900           31
    HF Financial Corp.           3,400           31
o   Jones Lang Lasalle Inc.      2,300           31
o   Track Data Corp.            24,000           31
    Codorus Valley Bancorp, Inc. 2,756           31
o   The A Consulting Team, Inc.  4,000           31
o   GetThere.com, Inc.           2,897           31
o   Freeport-McMoRan Copper &
     Gold, Inc. Class A          3,348           31
o   C-bridge Internet Solutions,
     Inc.                        1,756           31
o   PriceSmart, Inc.               800           30
o   School Specialty, Inc.       1,627           30
o   Ventiv Health, Inc.          2,706           30

35

----------------------------------------------------
                                             MARKET
                                             VALUE*
                                SHARES        (000)
----------------------------------------------------
    HEICO Corp.                  2,100   $       30
o   EEX Corp.                    5,148           30
o   3DO Co.                      3,800           30
o   GraphOn Corp.                3,500           30
o   onlinetradinginc.com         5,800           30
o   Exabyte Corp.                6,600           30
o   Vyyo Inc.                    1,100           30
    The Pep Boys (Manny, Moe
     & Jack)                     4,940           30
o   MTI Technology Corp.         3,700           30
o   Integrated Electrical
     Services, Inc.              5,700           29
o   Hayes Lemmerz International,
     Inc.                        2,420           29
o   Loislaw.com, Inc.            3,400           29
o   Bell & Howell Co.            1,200           29
o   Pediatrix Medical Group,
     Inc.                        2,500           29
o   Superior Consultant Holdings
     Corp.                       6,100           29
o   Carrington Labs Inc.        13,400           29
o   Life Financial Corp.         7,300           29
o   National Bancshares Corp.
     of Texas                    2,100           29
    National City Bancorporation 1,968           29
o   Stamps.Com Inc.              3,900           29
o   Cumulus Media Inc.           3,100           28
o   NeoMedia Technologies, Inc.  4,800           28
o   Cyberguard Corp.             4,500           28
o   M&F Worldwide Corp.          5,000           28
o   SMC Corp.                    9,000           28
o   Steel Dynamics, Inc.         3,100           28
    Standard Motor Products,
     Inc.                        3,300           28
o   Ceres Group, Inc.            4,700           28
    Big Dog Holdings, Inc.       6,700           28
    Flagstar Bancorp, Inc.       3,400           28
o   Micrografx, Inc.            11,900           28
    Alamo Group, Inc.            2,200           28
o   Integrated Circut Systems,
     Inc.                        1,600           27
o   Crescendo Pharmaceuticals
     Corp.                       1,360           27
o   Coeur D'Alene Mines Corp.   11,200           27
o   Egghead.com, Inc.            9,268           27
o   Hawthorne Financial Corp.    3,500           27
o   Stoneridge,Inc.              3,100           27
    Anthracite Capital Inc.      3,800           27
o   General Magic, Inc.          3,300           27
o   Beverly Enterprises, Inc.    9,600           27
o   Navigators Group, Inc.       3,000           27
o   Quintel Communications, Inc. 8,800           27
o   Storage Computer Corp.       3,300           27
o   JFAX.COM, Inc.              16,800           27
o   Silicon Laboratories Inc.      500           27
o   Fairchild Corp.              5,441           27
o   Castle & Cooke Inc.          1,366           26
    Mills Corp. REIT             1,400           26
    Cadmus Communications        2,700           26
o   HealthAxis, Inc.             6,900           26
    Synalloy Corp.               3,700           26
o   Hector Communications Corp.  2,000           26
    Waddell & Reed Financial,
     Inc.                          800           26
o   T/R Systems, Inc.            4,100           26
o   American Skiing Co.          9,500           26
o   Wackenhut Corp.              2,008           26
o   bebe stores, inc.            3,100           26
o   Circle.com                   7,030           26
o   Lancer Corp.                 5,902           26
o   Miller Industries, Inc.     14,200           26
    Merchants Bancshares, Inc.   1,300           26
    Angelica Corp.               3,200           26
    Tremont Corp.                1,142           26
o   Webco Industries, Inc.       8,300           25
o   TSR, Inc.                    4,600           25
    City Holding Co.             4,295           25
o   Perry Ellis International
     Corp.                       3,150           25
    Konover Property Trust, Inc.
     REIT                        5,300           25
    MTS Systems Corp.            4,020           25
    Circle International Group,
     Inc.                        1,000           25
o   HMT Technology Corp.        16,400           25
    InterWest Bancorp Inc.       1,786           25
o   Docucorp International       6,661           25
o   Champion Enterprises, Inc.   5,100           25
o   Norstan, Inc.                6,200           25
o   Omni Nutraceuticals Inc.     6,500           25
    Vesta Insurance Group, Inc.  4,000           25
o   The Good Guys, Inc.          6,800           25
o   Hecla Mining Co.            21,900           25
o   Winter Sports Inc.           2,425           25
    Ampco-Pittsburgh Corp.       2,200           24
o   INSO Corp.                   4,700           24
o   Consolidated Freightways
     Corp.                       6,000           24
    Atlantic Tele-Network, Inc.  2,580           24
    Westbanco Inc.               1,000           24
o   Quokka Sports, Inc.          3,000           24
o   Phoenix Technologies LTD.    1,470           24
o   Veterinary Centers of America,
     Inc.                        1,740           24
o   Ashford.com, Inc.            8,300           24
    Holly Corp.                  2,000           24
o   Urocor, Inc.                 5,000           24
o   Huntco Inc. Class A          8,800           24
    Patriot Bank Corp.           3,400           24
    Roadway Express Inc.         1,000           23
o   Consumer Portfolio Services,
     Inc.                       22,700           23
o   Crescent Operating, Inc.
     REIT                       16,260           23
o   Ocwen Financial Corp.        4,200           23
    World Fuel Services Corp.    2,700           23
    A.M. Castle & Co.            2,800           23
    Equity Inns, Inc. REIT       3,800           23
o   Somera Communications, Inc.  1,700           23
    Lillian Vernon Corp.         2,200           23
o   Goody's Family Clothing      4,200           23
o   Innotrac Corp.               4,500           23
o   Material Sciences Corp.      2,300           23
o   Concentrex, Inc.             5,731           23
o   Technisource, Inc.           5,900           23
o   HA-LO Industries, Inc.       4,050           23
o   MessageMedia Inc.            6,500           23
o   Northwest Pipe Co.           1,900           23
    State Auto Financial Corp.   1,900           23
o   OneMain.com, Inc.            2,000           23
o   QAD Inc.                     6,000           23
o   ReSourcePhoenix.com, Inc.   13,800           22
o   Acclaim Entertainment Inc.  15,591           22
o   US SEARCH.com Inc.          11,200           22
    General Cable Corp.          2,750           22
o   Personnel Group of America,
     Inc.                        7,600           22
o   Stratos Lightwave, Inc.        800           22

36

----------------------------------------------------
                                             MARKET
                                             VALUE*
BALANCED INDEX FUND             SHARES        (000)
----------------------------------------------------
    TransPro Inc.                4,400   $       22
    Bridge View Bancorp          1,638           22
o   BE Avionics Inc.             3,200           22
o   Wiser Oil Co.                7,000           22
o   Deltek Systems, Inc.         3,700           22
    Resource Bancshares Mortgage
     Group, Inc.                 5,200           22
    CVB Financial Corp.          1,375           22
    Omega Healthcare Investors,
     Inc. REIT                   4,800           22
o   Careerbuilder, Inc.          6,500           22
o   Workflow Management, Inc.    1,809           21
    American Residential
     Investment Trust, Inc. REIT 5,200           21
o   Conrad Industries, Inc.      3,300           21
    Humphrey Hospitality Trust,
     Inc. REIT                   2,700           21
    Tenneco Automotive, Inc.     4,060           21
    Bradley Real Estate Inc.
     REIT                        1,000           21
o   Impreso.com, Inc.            5,300           21
o   Entrade Inc.                 3,000           21
o   Cornerstone Internet
     Solutions Co.              12,100           21
o   Alysis Technologies Inc.     6,700           21
    Capstead Mortgage Corp.      2,525           21
    BankAtlantic Bancorp, Inc.
     Class B                     3,592           21
    Santander BanCorp            1,650           21
o   Microwave Systems Corp.      8,200           21
    Investors Title Co.          2,000           21
o   Waste Systems International,
     Inc.                       12,000           21
o   Carmike Cinemas, Inc.
     Class A                     5,411           21
o   autobytel.com inc.           3,400           21
    First Mariner Bancorp, Inc.  3,800           21
    Guilford Mills, Inc.         4,900           21
o   ImproveNet, Inc.             8,300           21
    LandAmerica Financial Group,
     Inc.                          900           21
    Chiquita Brands International,
     Inc.                        5,200           20
    Dimon Inc.                   9,600           20
o   Navigant Consulting, Inc.    4,800           20
o   Gilman & Ciocia, Inc.        4,400           20
o   RWD Technologies, Inc.       3,500           20
    Tejon Ranch Co.                900           20
o   OAO Technology Solutions,
     Inc.                        6,061           20
o   Designs, Inc.               12,050           20
o   Mobile Mini, Inc.              900           20
o   Centura Software Corp.       3,600           20
    Conoco Inc. Class A            900           20
    Oxford Industries, Inc.      1,100           20
    Blimpie International, Inc. 10,900           20
o   U.S. Energy Corp.            7,900           20
o   PICO Holdings, Inc.          1,402           20
    Landmark Bancshare, Inc.     1,300           20
o   Vestcom International, Inc.  5,500           20
o   Cidco, Inc.                  5,800           20
o   Nextel Partners, Inc.          600           20
o   Audible, Inc.                4,700           20
o   Activision, Inc.             3,000           20
o   Able Telcom Holding Corp.    9,400           19
o   Rehabilicare, Inc.           6,880           19
    Crown Crafts, Inc.          16,200           19
o   Quaker City Bancorp, Inc.    1,250           19
o   Health Systems Design Corp.  4,800           19
o   Comdial Corp.                4,300           19
o   INSpire Insurance Solutions,
     Inc.                        6,350           19
o   Specialty Equipment Cos.,
     Inc.                          700           19
o   Trump Hotels & Casino Resorts,
     Inc.                        6,700           19
o   Synagro Technologies Inc.    5,100           19
o   Paragon Technologies, Inc.   2,500           19
    Titan International, Inc.    3,500           19
o   Metromedia International
     Group, Inc.                 3,900           19
o   Syms Corp.                   4,700           19
    LTV Corp.                    6,400           18
o   Creative Host Services, Inc. 1,500           18
    General Binding Corp.        2,728           18
o   Epicor Software Corp.        7,274           18
    UniFirst Corp.               2,300           18
o   iTurf Inc.                   6,300           18
o   Infogrames, Inc.             2,220           18
o   Capstone Turbine Corp.         400           18
o   Rainmaker Systems, Inc.      6,700           18
o   Quality Systems, Inc.        2,400           18
o   Eco Soil Systems, Inc.       9,900           18
o   NPC International Class A    2,000           18
    Home Bancorp                 1,000           18
o   DA Consulting Group, Inc.    8,800           18
o   Catalina Lighting, Inc.      3,700           18
o   Hologic, Inc.                2,600           18
o   Read Rite Corp.              7,900           18
    Tandycrafts, Inc.            6,200           17
    Great Southern Bancorp, Inc. 1,000           17
    J.M. Smucker Co. Class A       900           17
o   Pets.com                     7,700           17
o   Ezenia!, Inc.                3,900           17
o   Regent Communications, Inc.  2,000           17
o   Schuler Homes Inc.           2,800           17
o   Aksys, Ltd.                  2,000           17
o   Marvell Technology Group Ltd.  300           17
o   Accelerated Networks, Inc.     400           17
o   National Dentex Corp.        1,000           17
    Oregon Trail Financial Corp. 1,500           17
    Amcast Industrial Corp.      1,904           17
    Stephan Co.                  3,700           17
o   GP Strategies Corp.          3,500           17
o   RailAmerica, Inc.            2,596           17
o   Advanced Magnetics, Inc.     2,700           17
    York Financial Corp.         1,344           16
o   Billing Concepts Corp.       3,700           16
o   Profile Technologies, Inc.   6,800           16
o   Century Business Services,
     Inc.                        8,400           16
o   ISCO, Inc.                   3,800           16
o   Forcenergy Inc.                800           16
o   Marvel Enterprises Inc.      2,600           16
o   Toymax International, Inc.   6,200           16
o   Navigant International, Inc. 1,644           16
    Nash-Finch Co.               1,900           16
o   Harken Energy Corp.         24,900           16
o   Digital Generation Systems   2,300           16
o   Fresh America Corp.          7,200           15
o   Fresh Choice, Inc.           5,100           15
o   Mesaba Holdings, Inc.        1,600           15
o   iPrint.com, Inc.             3,100           15
o   Precision Optics Corp.         900           15

37

----------------------------------------------------
                                             MARKET
                                             VALUE*
                                SHARES        (000)
----------------------------------------------------
o   Noodle Kidoodle Inc.         5,000   $       15
o   Lason Holdings, Inc.         6,000           15
o   Frontline Communications
     Corp.                       9,600           15
o   Travelocity.com Inc.           900           15
    Greater Community Bancorp    1,785           15
    Horizon Financial Corp.      1,635           15
    CKE Restaurants Inc.         4,851           15
o   Marketing Specialists Corp.  8,300           15
o   Drug Emporium, Inc.         10,528           14
    Transcontinental Realty
     Investors, Inc. REIT        1,185           14
    Three Rivers Bancorp, Inc.   2,200           14
o   National Western Life
     Insurance Co. Class A         200           14
    EZCORP, Inc.                 8,200           14
    Urstadt Biddle Properties
     REIT                        2,100           14
o   Tickets.com, Inc.            4,200           14
o   Pure Resources, Inc.           800           14
    Hudson River Bancorp. Inc.   1,200           14
    Winston Hotels, Inc. REIT    1,900           14
o   Staff Leasing,Inc.           4,000           14
o   Applied Microsystems Corp.   1,900           14
o   Selectica, Inc.                200           14
o   UniView Technologies Corp.   8,000           14
o   Health Management Systems,
     Inc.                        4,453           14
o   Redhook Ale Brewery, Inc.    8,000           14
o   Interleukin Genetics, Inc.   3,000           14
o   Labtec, Inc.                 1,400           14
o   Lifeway Foods, Inc.          2,000           14
o   Niku Corp.                     400           14
o   Handspring, Inc.               500           14
o   Rainforest Cafe, Inc.        4,525           13
    Herbalife International
     Class A                     1,533           13
o   Alliance Gaming Corp.        5,500           13
o   International Assets Holding
     Corp.                       2,395           13
o   Paging Network, Inc.        18,100           13
o   Badger Paper Mills, Inc.     3,200           13
    Burlington Industries, Inc.  7,703           13
    Birmingham Steel Corp.       3,350           13
o   HomeBase, Inc.               8,300           13
o   LCA-Vision, Inc.             5,300           13
    Foothill Independent
     Bancorp.                    1,391           13
    Superior Telecom Inc.        1,288           13
    U.S.B. Holding Co., Inc.       905           13
o   Polyvision Corp.             4,800           13
o   United Leisure Corp.         1,800           13
o   Carriage Services, Inc.      3,700           12
o   Colonial Downs Holdings,
     Inc.                       13,300           12
o   Huttig Building Products,
     Inc.                        3,022           12
o   PRT Group Inc.              11,000           12
    Primex Technologies, Inc.      560           12
o   Phoenix International Ltd.,
     Inc.                        4,100           12
o   Central Financial Acceptance
     Corp.                       3,000           12
    Urstadt Biddle Properties
     REIT Class A                1,700           12
o   Mossimo, Inc.               15,400           12
o   Network-1 Security Solutions,
     Inc.                        2,000           12
o   Navarre Corp.                9,100           12
o   Hotel Reservations Network,
     Inc.                          400           12
o   Black Hawk Gaming &
     Development Co., Inc.       1,900           12
    Bell Industries, Inc.        4,500           12
o   Proxymed Pharmacy, Inc.      7,000           12
o   Planet Polymer Technology,
     Inc.                        5,200           12
o   Beyond.com Corp.             8,700           12
o   General Chemical Group,
     Inc.                       17,000           12
    Greater Delaware Valley
     Savings Bank                1,500           12
o   I-Link Inc. Series N Pfd.        6           12
o   Lechters Corp.               9,000           12
o   Seven Seas Petroleum Inc.    9,700           12
    Phillips-Van Heusen Corp.    1,200           11
o   PlanetRx.com, Inc.           7,600           11
    Imperial Sugar Co.           8,664           11
o   Vysis, Inc.                  1,000           11
o   Scherer Health               3,200           11
    Landry's Seafood Restaurants,
     Inc.                        1,300           11
    Virco Manufacturing Corp.      847           11
o   ZapMe! Corp.                 4,000           11
    Prime Retail, Inc. REIT      8,800           11
o   Samsonite Corp.              2,442           11
o   Respironics, Inc.              600           11
    Heilig-Meyers Co.            9,000           11
o   CD Warehouse, Inc.           6,500           11
o   Aqua Care Systems, Inc.      6,700           10
o   Lakes Gaming, Inc.           1,162           10
o   Blue Wave Systems, Inc.      1,000           10
o   Women.com Networks, Inc.     5,000           10
o   InsWeb Corp.                 4,850           10
o   Lanier Worldwide, Inc.      10,200           10
    Meridian Diagnostics, Inc.   1,300           10
o   Omega Worldwide, Inc.        2,795           10
    Public Storage, Inc. REIT -
     Depositary Shares A           488           10
o   Kevco, Inc.                  7,200           10
o   Vlasic Foods International,
     Inc.                        6,226           10
    Herbalife International
     Class B                     1,267           10
o   SkillSoft Corp.                700           10
o   Universal Access, Inc.         400           10
    Reliance Group Holdings     13,000           10
    Clarion Commercial Holdings,
     Inc.                        1,800           10
o   Echo Bay Mines Ltd.          9,400            9
o   ZeroPlus.com, Inc.           3,000            9
o   Omtool, Ltd.                 6,000            9
o   Renaissance Worldwide, Inc.  6,000            9
o   Innovative Gaming Corp.     10,000            9
o   Launch Media, Inc.           1,000            9
    Oakwood Homes Corp.          5,100            9
o   Gulf West Banks, Inc.        1,155            9
o   IGI, Inc.                    6,710            9
o   Jupiter Communications, Inc.   400            9
o   Encore Wire Corp.            1,700            9
o   Anthony & Sylvan Pools Corp. 1,170            9
o   Charles River Laboratories,
     Inc.                          400            9
o   Maxicare Health Plans Inc.  10,100            9
o   CardioDynamics International
     Corp.                       1,400            9
o   Electronic Retailing Systems
     International, Inc.         9,900            9
o   Pegasystems Inc.             1,700            9
o   York Research Corp.          5,900            8
o   Capital Title Group, Inc.    6,000            8
o   PowerCerv Corp.              5,600            8

38

----------------------------------------------------
                                             MARKET
                                             VALUE*
BALANCED INDEX FUND             SHARES        (000)
----------------------------------------------------
o   Aztec Technology Partners,
     Inc.                        3,789   $        8
o   Internet Pictures Corp.        547            8
o   Darling International, Inc.  6,600            8
o   Netivation.com, Inc.         6,000            8
o   Manufacturers' Services
     Limited                       400            8
o   Systemax Inc.                2,100            8
    Met-Pro Corp.                  900            8
o   Global Payment Tech Inc.     1,200            8
o   AmeriPath, Inc.                900            8
o   Avenue A, Inc.                 900            8
o   PictureTel Corp.             3,000            8
    Cavalier Homes, Inc.         4,840            8
o   Jos. A. Bank Clothiers, Inc. 2,000            8
    Carolina Southern Bank         630            8
    Cole National Corp. Class A  1,100            8
o   Scheid Vineyards, Inc.
     Class A                     2,300            8
o   Prize Energy Corp.             285            8
o   LMI Aerospace, Inc.          3,000            8
o   Sonic Innovations, Inc.        400            7
o   TransMontaigne Inc.          1,200            7
o   Sola International Inc.      1,500            7
o   Virage, Inc.                   400            7
o   Trans World Airlines         3,300            7
o   Alterra Healthcare Corp.     3,600            7
    Bedford Bancshares, Inc.       800            7
o   Cardima, Inc.                6,000            7
o   Egreetings Network, Inc.     5,100            7
o   dELiA*s Inc.                 2,900            7
o   Professional Detailing, Inc.   200            7
o   Gentiva Health Services, Inc.  831            7
    Avado Brands, Inc.           4,500            7
o   Dispatch Management Services
     Corp.                       5,100            7
o   William Lyon Homes, Inc.     1,000            7
o   Merisel, Inc.                8,800            7
o   Emergent Information
     Technologies, Inc.          3,100            7
o   E-Stamp Corp.                3,500            7
o   Cannondale Corp.             1,000            7
o   UniCapital Corp.            12,800            6
o   Terra Industries, Inc.       5,900            6
o   LINC Capital, Inc.           9,100            6
o   Chesapeake Biological
     Laboratories, Inc.          1,300            6
o   Hauser, Inc.                 3,500            6
o   Crown Media Holdings, Inc.     400            6
o   360networks Inc.               400            6
o   International Microcomputer
     Software, Inc.              7,500            6
o   Rocky Mountain Chocolate
     Factory, Inc.               1,243            6
    Unity Bancorp, Inc.          1,500            6
o   Hanover Direct, Inc.         3,700            6
o   Collagenex Pharmaceuticals,
     Inc.                          600            6
o   Komag, Inc.                  3,200            6
    Farrel Corp.                 4,000            6
o   American Medical Security
     Group, Inc.                   800            6
o   Magellan Health Services,
     Inc.                        4,300            5
o   Cytrx Corp.                  5,000            5
o   eCollege.com Inc.            1,200            5
o   Gallery of History, Inc.     1,200            5
o   Royal Precision Inc.         2,000            5
o   Capital Corp. of the West      500            5
o   SkyePharma PLC ADR             374            5
o   Value America, Inc.          4,600            5
o   Fidelity Holdings, Inc.      4,000            5
o   Film Roman, Inc.             5,000            5
o   Elan Corp. Contingent Value
     Rights                      9,900            5
    Sauer-Danfoss, Inc.            500            5
o   Excel Legacy Corp.           1,800            5
o   Heartland Technology, Inc    5,500            5
o   Comfort Systems USA, Inc.    1,200            5
o   Genesis Health Ventures
     Inc.                       26,500            5
o   SIGA Technologies, Inc.      1,000            5
o   Leapnet, Inc.                1,500            5
o   AdStar.com, Inc.             1,000            5
o   Adams Golf, Inc.             3,300            5
o   Click Commerce, Inc.           200            5
o   The Gymboree Corp.           1,500            5
o   Capital Pacific Holdings,
     Inc.                        1,700            4
o   Viisage Technology, Inc.     1,500            4
o   CRIIMI MAE, Inc. REIT        3,200            4
    Jefferson Savings Bancorp,
     Inc.                          400            4
o   I.D. Systems, Inc.           1,000            4
o   ATEC Group, Inc.             2,000            4
    Autoweb.com, Inc.            2,000            4
o   Alanco Technologies, Inc.    1,986            4
o   Laser Mortgage Management,
     Inc.                        1,100            4
o   The TesseracT Group, Inc.   10,600            4
o   United PanAm Financial Corp. 4,000            4
o   Budget Group, Inc.           1,000            4
o   CD&L, INC.                   2,800            4
o   Total Containment            2,100            4
o   Aames Financial Corp.        4,320            4
o   All American Semiconductor,
     Inc.                          200            4
o   Geerlings & Wade Inc.        1,200            4
o   GST Telecommunications Inc.  3,700            4
o   Onvia.com, Inc.                400            3
o   Technical Chemicals and
     Products, Inc.              4,200            3
o   Astea International, Inc.    1,000            3
o   Davel Communications, Inc.   9,657            3
o   Mobius Management Systems,
     Inc.                          700            3
o   Continucare Corp.            4,600            3
    Transworld Healthcare Inc.   1,574            3
    Oregon Steel Mills, Inc.     1,600            3
o   Sunterra Corp.              10,400            3
o   SeraCare, Inc.               1,200            3
o   PhyCor, Inc.                 4,750            3
o   Agritope, Inc.                 460            3
o   Alyn Corp.                   7,700            3
o   Heartport Inc.               1,000            3
o   Radio Unica Corp.              400            3
o   GSE Systems, Inc.              600            3
o   Natural Wonders              2,000            3
o   Styling Technology Corp.     4,400            3
o   IEC Electronics Corp.        1,682            3
o   Alteon, Inc.                 1,200            3
o   Sunbeam Corp. Warrants Exp.
     8/24/2003                   3,683            3
o   Ascent Pediatrics, Inc.      2,200            2

39

----------------------------------------------------
                                             MARKET
                                             VALUE*
                                SHARES        (000)
----------------------------------------------------
o   Insilco Holding Corp.           87   $        2
    Frontier Insurance Group,
     Inc.                        3,080            2
o   Fogdog, Inc.                 1,800            2
o   Lightspan Inc.                 400            2
o   Interstate Hotels Corp. REIT   720            2
    Pittsburgh & West Virginia
     Railroad                      300            2
o   ValueClick, Inc.               200            2
o   Amresco, Inc.                3,600            2
o   VisionAmerica Inc.           4,000            2
o   Checkers Drive-In Restaurants,
     Inc.                          450            2
o   ARTISTdirect, Inc.             600            2
o   Juno Lighting, Inc.            293            2
    Allied Products Corp.        1,000            2
o   Base Ten Systems, Inc.
     Class A                     1,600            2
o   Audio Visual Services Corp.  2,200            2
o   NCS HealthCare, Inc.         1,900            1
o   Regent Assisted Living, Inc. 1,500            1
o   Merry Land Properties, Inc.
     REIT                          242            1
o   AMF Bowling, Inc.            6,468            1
o   The Knot, Inc.                 300            1
o   Blount International, Inc.     137            1
o   Integra, Inc.                1,600            1
o   Computer Learning Centers,
     Inc.                        1,200            1
o   U.S. Office Products Co.     2,761            1
o   ProcureNet, Inc.             6,800            1
o   Dataware Technologies, Inc.    200            1
o   Response Oncology, Inc.      1,000            1
o   Horizon Group Properties,
     Inc. REIT                     270            1
o   Stage Stores, Inc.           4,700            1
o   Safety-Kleen Corp.           9,350            1
o   Inacom Corp.                10,632            1
o   Centennial Technologies,
     Inc.                           70            1
o   CRIIMI MAE, Inc. 12% Series
     F Cvt. Pfd.                    96            1
----------------------------------------------------
TOTAL COMMON STOCKS
    (COST $1,337,395)                     2,084,295
----------------------------------------------------
                                  FACE
                                AMOUNT
                                 (000)
----------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS (24.0%)
----------------------------------------------------
U.S. GOVERNMENT SECURITIES (8.3%)
U.S. Treasury Bonds
    6.625%, 2/15/2027            3,110        3,297
    6.75%, 8/15/2026            24,910       26,764
    7.50%, 11/15/2024            4,250        4,942
    7.625%, 11/15/2022          30,425       35,529
    8.00%, 11/15/2021            5,270        6,358
    8.125%, 8/15/2019           18,705       22,569
    8.125%, 8/15/2021            8,575       10,454
    8.50%, 2/15/2020             2,230        2,791
    8.75%, 5/15/2017             2,415        3,037
    8.75%, 5/15/2020             6,650        8,522
    8.75%, 8/15/2020             1,600        2,050
    8.875%, 8/15/2017            1,050        1,336
    9.25%, 2/15/2016                50           65
    9.375%, 2/15/2006            6,075        6,953
    10.375%, 11/15/2009         24,020       27,507
    10.375%, 11/15/2012         21,030       25,849
    10.625%, 8/15/2015           9,000       12,792
    10.75%, 8/15/2005           12,750       15,205
    11.125%, 8/15/2003             100          113
    12.75%, 11/15/2010          10,375       13,276
    14.00%, 11/15/2011           2,465        3,424
U.S. Treasury Notes
    5.75%, 4/30/2003               450          443
    5.75%, 8/15/2003             5,125        5,041
    5.875%, 10/31/2001           2,800        2,778
    6.25%, 10/31/2001            1,000          997
    6.625%, 4/30/2002           10,325       10,360
    6.625%, 5/15/2007            5,725        5,849
    7.25%, 5/15/2004             8,850        9,128
    7.50%, 11/15/2001           13,450       13,625
    7.50%, 5/15/2002            12,125       12,351
                                       -------------
                                            293,405
                                       -------------
AGENCY BONDS AND NOTES (1.8%)
Federal Farm Credit Bank
    4.80%, 11/6/2003             3,500        3,276
Federal Home Loan Bank
    5.575%, 9/2/2003             4,800        4,611
    5.675%, 8/18/2003            5,000        4,819
    5.865%, 9/2/2008             2,000        1,844
    5.88%, 11/25/2008            1,200        1,101
    6.50%, 8/15/2007             3,500        3,363
Federal Home Loan Mortgage Corp.
    5.75%, 3/15/2009            14,000       12,735
    6.45%, 4/29/2009             2,000        1,854
    7.09%, 6/1/2005                400          395
Federal National Mortgage Assn.
    5.64%, 12/10/2008            3,500        3,167
    5.75%, 4/15/2003             3,845        3,724
    5.90%, 7/9/2003              3,000        2,912
    5.91%, 8/25/2003             1,300        1,262
    5.96%, 4/23/2003               600          584
    5.97%, 7/3/2003              2,000        1,945
    6.00%, 1/14/2005               150          144
    6.09%, 2/20/2009             4,000        3,687
    6.18%, 2/19/2009             1,000          928
    6.40%, 5/14/2009             5,700        5,282
    6.56%, 4/23/2008             2,750        2,617
Tennessee Valley Auth.
    5.375%, 11/13/2008           2,400        2,131
                                       -------------
                                             62,381
                                       -------------
MORTGAGE OBLIGATIONS (13.9%)
Federal Home Loan Mortgage Corp.
(3) 5.00%, 4/1/2030-7/1/2024     1,714        1,768
(3) 5.50%, 11/1/2000-12/1/2028   4,109        3,792
(3) 6.00%, 7/1/2000-8/1/2029    53,891       50,282
(3) 6.50%, 8/1/2001-8/1/2029    85,925       81,613
(3) 7.00%, 6/1/2003-10/1/2029   49,935       48,477
(3) 7.50%, 9/1/2003-5/1/2028    21,242       21,075
(3) 8.00%, 11/1/2001-7/1/2029   10,394       10,473
(3) 8.50%, 11/1/2006-8/1/2027    1,418        1,449
(3) 9.00%, 1/1/2005-4/1/2030     1,336        1,383
(3) 9.50%, 8/1/2003-4/1/2025       339          349
(3) 10.00%, 3/1/2017-4/1/2025      122          129
Federal National Mortgage Assn.
(3) 5.50%, 1/1/2001-12/1/2014    2,990        2,771
(3) 6.00%, 8/1/2000-9/1/2029    24,690       22,800
(3) 6.50%, 11/1/2000-11/1/2029  41,347       39,143
(3) 7.00%, 1/1/2003-2/1/2030    39,830       38,561
(3) 7.50%, 7/1/2001-5/1/2030    29,460       29,062
(3) 8.00%, 7/1/2007-6/1/2030     9,492        9,544
(3) 8.50%, 10/1/2004-6/1/2030    4,603        4,692

40

----------------------------------------------------
                                  FACE       MARKET
                                AMOUNT       VALUE*
BALANCED INDEX FUND              (000)        (000)
----------------------------------------------------
(3) 9.00%, 9/1/2004-8/1/2026   $   476   $      491
(3) 9.50%, 4/1/2005-2/1/2025       233          243
(3) 10.00%, 7/1/2005-8/1/2021       73           77
(3) 10.50%, 8/1/2020                16           17
Government National Mortgage Assn.
(3) 6.00%, 3/15/2009-8/15/2029   9,760        9,028
(3) 6.50%, 9/15/2008-8/15/2029  33,719       32,019
(3) 7.00%, 5/15/2008-10/15/2029 35,876       34,990
(3) 7.25%, 10/15/2029              991          985
(3) 7.50%, 5/15/2008-3/15/2030  23,228       23,125
(3) 8.00%, 4/15/2002-3/1/2030   16,771       16,999
(3) 8.50%, 7/15/2001-11/15/2029  3,792        3,848
(3) 9.00%, 2/15/2004-2/15/2030   3,781        3,910
(3) 9.50%, 9/15/2018-12/15/2025    332          347
(3) 10.00%, 10/15/2017-2/15/2026   131          140
(3) 10.50%, 9/15/2019               10           11
(3) 11.00%, 7/15/2013-12/15/2015    24           26
(3) 12.00%, 2/15/2014                8            9
                                       -------------
                                            493,629
                                       -------------
----------------------------------------------------
TOTAL U.S. GOVERNMENT and AGENCY OBLIGATIONS
    (COST $860,611)                         849,415
----------------------------------------------------
CORPORATE BONDS (13.4%)
----------------------------------------------------
ASSET-BACKED (1.1%)
ARG Funding Corp.
(3) 5.88%, 3/5/2002              2,800        2,750
Advanta Mortgage Loan Trust
(3) 6.21%, 11/25/2016            2,600        2,555
American Express Credit Card
    Master Trust
(3) 6.40%, 9/15/2002             3,000        2,962
(3) 6.80%, 12/15/2003            2,500        2,501
California Infrastructure & Econ.
    Dev. Bank SP Trust PG&E
(3) 6.42%, 3/25/2005               900          872
CIT RV Trust
(3) 5.78%, 7/15/2008             1,500        1,489
(3) 5.96%, 4/15/2011             1,325        1,306
Citibank Credit Card Master Trust
(3) 5.875%, 3/10/2011              900          802
Citicorp Lease Pass-Through Trust
(3) 7.22%, 6/15/2005               600          589
(3) 8.04%, 12/15/2019            1,700        1,692
Discover Card Master Trust
(3) 5.65%, 11/15/2004            3,600        3,506
First Bank Corp. Card Master Trust
(3) 6.40%, 2/15/2002             1,000          989
Honda Auto Lease Trust
(3) 6.45%, 2/6/2001              2,000        1,986
(3) 6.65%, 7/15/2005             2,000        1,977
MMCA Automobile Trust
(3) 6.80%, 8/15/2003             2,600        2,587
Mach One CDO Series
(3) 6.70%, 3/15/2030             2,400        2,228
PECO Energy Transition Trust
(3) 5.63%, 6/29/2002             4,800        4,667
(3) 6.05%, 7/4/2006              1,100        1,019
Sears Credit Account Master Trust
(3) 6.05%, 2/15/2004               500          488
(3) 6.35%, 2/15/2007             2,500        2,467
                                       -------------
                                             39,432
                                       -------------
FINANCE (5.4%)
ABN-AMRO Bank
    7.125%, 10/15/2093           1,000          848
Allstate Corp.
    7.20%, 12/1/2009             3,000        2,849
American General Capital II
    8.50%, 7/1/2030              1,300        1,302
Associates Corp.
    6.50%, 10/15/2002            1,125        1,101
    7.50%, 4/15/2002               350          350
Bank of New York Capital I
    7.97%, 12/31/2026            1,000          903
Banc One Corp.
    6.25%, 10/1/2001             2,500        2,468
BankAmerica Corp.
    7.50%, 10/15/2002            1,600        1,604
    8.07%, 12/31/2026              500          447
    8.125%, 2/1/2002             1,125        1,137
    9.375%, 9/15/2009            2,000        2,181
    10.00%, 2/1/2003               200          211
Bear Stearns Co., Inc.
    6.625%, 1/15/2004              300          288
    6.70%, 8/1/2003              1,300        1,261
BT Capital Trust B
    7.90%, 1/15/2027               500          430
CIGNA Corp.
    7.875%, 5/15/2027              500          448
CIT Group Inc.
    7.375%, 3/15/2003            3,800        3,750
CNA Financial Corp.
    6.50%, 4/15/2005             2,300        2,071
Camden Property Trust
    7.00%, 11/15/2006              750          693
Case Credit Corp.
    6.15%, 3/1/2002              4,250        4,102
Chase Capital I
    7.67%, 12/1/2026             1,600        1,397
The Chase Manhattan Corp.
    6.375%, 4/1/2008             1,870        1,713
    8.50%, 2/15/2002             1,856        1,886
Chrysler Financial Corp.
    5.69%, 11/15/2001            3,000        2,935
Citicorp
    7.625%, 5/1/2005               700          706
    8.625%, 12/1/2002            2,500        2,565
    9.50%, 2/1/2002              1,000        1,029
Citicorp Capital II
    8.015%, 2/15/2027            1,050          953
Comdisco Inc.
    6.00%, 1/30/2002             2,650        2,541
    7.25%, 9/20/2001             2,250        2,211
Commercial Credit Corp.
    5.90%, 9/1/2003                450          431
Conseco Inc.
    9.00%, 10/15/2006            2,925        1,968
CoreStates Capital Corp.
    6.625%, 3/15/2005              700          664
Donaldson, Lufkin & Jenrette, Inc.
    6.00%, 12/1/2001             6,750        6,586
    6.875%, 11/1/2005            2,000        1,903
    8.00%, 3/1/2005              2,500        2,506

41

----------------------------------------------------
                                  FACE       MARKET
                                AMOUNT       VALUE*
                                 (000)        (000)
----------------------------------------------------
ERAC USA Finance Co.
    7.95%, 12/15/2009          $ 1,400   $    1,357
Equity Residential Properties
    6.55%, 11/15/2001            1,350        1,323
Equitable Companies Inc.
    7.00%, 4/1/2028                350          306
Finova Capital Corp.
    6.25%, 11/1/2002             3,000        2,595
    7.25%, 11/8/2004             5,000        4,375
First Chicago Corp.
    11.25%, 2/20/2001              400          409
First Union Corp.
    8.125%, 6/24/2002              500          504
Fleet Capital Trust II
    7.92%, 12/11/2026              500          440
Fleet Financial Group, Inc.
    6.875%, 3/1/2003               400          393
    7.125%, 4/15/2006              500          482
Ford Motor Credit Co.
    5.75%, 2/23/2004             5,000        4,711
    6.375%, 2/1/2029             1,250        1,023
    7.375%, 10/28/2009           1,000          967
    8.20%, 2/15/2002               600          606
General Electric Capital Corp.
    6.90%, 9/15/2015             1,000          946
    7.375%, 1/19/2010            3,500        3,528
General Motors Acceptance Corp.
    6.625%, 1/10/2002            2,500        2,471
    6.625%, 10/1/2002            2,850        2,805
    7.125%, 5/1/2001             2,000        2,000
    7.75%, 1/19/2010             4,200        4,170
    9.00%, 10/15/2002              350          361
    9.625%, 12/15/2001             600          620
HRPT Properties Trust
    6.75%, 12/18/2002            1,750        1,660
John Hancock Global Funding II Notes
    7.90%, 7/2/2010              4,000        4,023
Household Finance Corp.
    6.40%, 6/17/2008               375          339
    7.625%, 1/15/2003            1,500        1,493
    7.65%, 5/15/2007               350          346
Inter-American Dev. Bank
    7.375%, 1/15/2010            6,200        6,344
International Lease Finance
    6.375%, 8/1/2001             1,480        1,467
    6.875%, 5/1/2001             1,145        1,142
JDN Realty Corp.
    6.80%, 8/1/2004                840          674
Lehman Brothers Holdings Inc.
    6.25%, 4/1/2003              2,000        1,917
    6.625%, 2/5/2006             1,765        1,638
    7.75%, 1/15/2005             4,500        4,441
Liberty Financial Co.
    6.75%, 11/15/2008            2,000        1,769
Mack-Cali Realty
    7.00%, 3/15/2004             2,000        1,906
Mellon Financial Co.
    5.75%, 11/15/2003              600          568
Mellon Capital II
    7.995%, 1/15/2027            1,250        1,126
Merrill Lynch & Co., Inc.
    5.71%, 1/15/2002             1,600        1,562
    5.87%, 11/15/2001            1,650        1,620
    5.88%, 1/15/2004             1,400        1,334
    6.00%, 2/17/2009               700          619
    6.07%, 10/15/2001            3,000        2,955
    8.30%, 11/1/2002               375          382
MONY Group Inc.
    8.35%, 3/15/2010             3,600        3,555
Morgan Stanley
    6.375%, 8/1/2002             1,000          981
    7.125%, 1/15/2003            7,800        7,744
NB Capital Trust IV
    8.25%, 4/15/2027             1,000          912
NCNB Corp.
    9.50%, 6/1/2004                275          291
National Rural Utilities
    6.42%, 5/1/2008                700          648
NationsBank Corp.
    6.50%, 3/15/2006               300          283
    7.00%, 9/15/2001             1,500        1,494
PaineWebber Group, Inc.
    6.375%, 5/15/2004            1,250        1,178
    7.625%, 12/1/2009            1,600        1,508
Popular Inc.
    7.375%, 9/15/2001            3,400        3,381
Private Export Funding Corp.
    7.20%, 11/15/2010           10,500       10,527
Reckson Operating Partnership LP
    7.75%, 3/15/2009             1,300        1,212
Republic New York Corp.
    7.75%, 5/15/2002               500          501
    7.75%, 5/15/2009               300          292
Salomon, Inc.
    6.65%, 7/15/2001             1,200        1,193
Salomon Smith Barney Holdings, Inc.
    6.875%, 6/15/2005              200          194
Security Capital Pacific Trust
    8.05%, 4/1/2017                350          313
Simon DeBartolo Group, Inc.
    6.75%, 7/15/2004               750          703
Summit Properties Inc.
    6.95%, 8/15/2004             1,800        1,676
SunTrust Banks, Inc.
    7.375%, 7/1/2006             2,100        2,061
Susa Partnership
    7.50%, 12/1/2027               400          327
Toyota Motor Credit Corp.
    5.625%, 11/13/2003           3,750        3,590
Travelers Property Casualty Corp.
    7.75%, 4/15/2026               450          426
US Bancorp
    7.00%, 3/15/2003             2,450        2,412
U S WEST Capital Funding, Inc.
    6.875%, 8/15/2001            3,000        2,979
Wells Fargo & Co.
    6.50%, 9/3/2002              3,500        3,440
    6.875%, 4/1/2006               600          578
Wells Fargo Capital I
    7.96%, 12/15/2026              600          541
                                       -------------
                                            191,095
                                       -------------

42

----------------------------------------------------
                                  FACE       MARKET
                                AMOUNT       VALUE*
BALANCED INDEX FUND              (000)        (000)
----------------------------------------------------
INDUSTRIAL (4.9%)
American Airlines
    (Equipment Trust Certificates)
    6.855%, 4/15/2009          $ 1,123   $    1,088
    7.024%, 10/15/2009             600          561
Anadarko Petroleum Corp.
    7.20%, 3/15/2029             1,500        1,374
Anheuser-Busch Cos., Inc.
    7.10%, 6/15/2007             1,100        1,079
    7.125%, 7/1/2017               400          369
    7.375%, 7/1/2023               125          116
Apache Corp.
    7.625%, 7/1/2019             1,000          955
Applied Materials, Inc.
    8.00%, 9/1/2004                125          127
Archer-Daniels-Midland Co.
    8.875%, 4/15/2011              295          318
Auburn Hills
    12.00%, 5/1/2020               175          246
Baker Hughes Inc.
    6.875%, 1/15/2029            1,350        1,186
C.R. Bard, Inc.
    6.70%, 12/1/2026             1,100        1,040
Bayer Corp.
    6.65%, 2/15/2028               850          740
Black & Decker Corp.
    7.50%, 4/1/2003              1,700        1,691
The Boeing Co.
    6.625%, 2/15/2038              900          759
Burlington Northern Santa Fe Corp.
    6.375%, 12/15/2005             150          142
    6.75%, 3/15/2029               750          637
    6.875%, 2/15/2016              500          450
    7.00%, 12/15/2025              100           88
    7.25%, 8/1/2097                300          257
CSX Corp.
    7.05%, 5/1/2002              1,000          986
    8.10%, 9/15/2022               300          288
    8.625%, 5/15/2022            1,100        1,114
CVS Corp.
    5.50%, 2/15/2004             1,250        1,171
Caterpillar Co.
    7.375%, 3/1/2097               750          659
Centerpoint Properties
    7.90%, 1/15/2003             2,500        2,483
Chrysler Corp.
    7.45%, 2/1/2097                300          275
Clear Channel Communications
    7.875%, 6/15/2005            1,000        1,004
Coastal Corp.
    6.50%, 5/15/2006               500          471
Comcast Cablevision
    8.875%, 5/1/2017               850          910
Conoco Inc.
    5.90%, 4/15/2004             3,500        3,329
Conrail Corp.
    9.75%, 6/15/2020               120          133
Continental Airlines, Inc.
    (Equipment Trust Certificates)
    6.648%, 3/15/2019              798          724
Continental Airlines, Inc.
    Pass-Through Trust
(3) 6.331%, 4/25/2001              900          875
(3) 6.41%, 8/8/2004                797          742
Cyprus Minerals
    6.625%, 10/15/2005             600          552
Daimler-Chrysler North
    America Holding Corp.
    6.90%, 9/1/2004              3,000        2,939
    7.20%, 9/1/2009              1,000          963
    7.40%, 1/20/2005             1,500        1,493
Dayton Hudson Corp.
    6.65%, 8/1/2028                500          424
    6.75%, 1/1/2028              1,000          859
Deere & Co.
    8.50%, 1/9/2022                100          104
Delta Air Lines, Inc.
    8.30%, 12/15/2029            2,000        1,755
Delta Air Lines, Inc.
    (Equipment Trust Certificates)
(3) 8.54%, 1/2/2007                337          339
Dillard's Inc.
    5.79%, 11/15/2001            2,000        1,908
The Walt Disney Co.
    7.55%, 7/15/2093               850          794
Dow Chemical Co.
    7.375%, 11/1/2029            2,000        1,943
E.I. du Pont de Nemours & Co.
    6.875%, 10/15/2009             900          873
Eastman Chemical Co.
    6.375%, 1/15/2004              300          286
    7.25%, 1/15/2024               450          395
Enterprise Products
    8.25%, 3/15/2005             8,300        8,305
Federated Department Stores, Inc.
    7.45%, 7/15/2017               975          893
    8.50%, 6/15/2003             2,000        2,036
Ford Capital BV
    9.50%, 6/1/2010                100          111
Georgia-Pacific Corp.
    7.75%, 11/15/2029            2,000        1,817
Harrahs Operating Co., Inc.
    7.50%, 1/15/2009             1,500        1,384
Imperial Tobacco
    7.125%, 4/1/2009             4,000        3,564
International Business
    Machines Corp.
    7.125%, 12/1/2096            1,125        1,029
International Paper Co.
    7.875%, 8/1/2006               100           99
Kroger Co.
    7.625%, 9/15/2006            1,450        1,413
    7.65%, 4/15/2007               570          556
    8.00%, 9/15/2029               425          404
    8.05%, 2/1/2010              2,000        1,986
    8.15%, 7/15/2006               500          500
Lafarge Corp.
    6.375%, 7/15/2005            1,750        1,621
Lockheed Martin Corp.
    6.50%, 4/15/2003             1,000          966
    6.85%, 5/15/2001             1,500        1,490
    7.70%, 6/15/2008             1,300        1,274

43

----------------------------------------------------
                                  FACE       MARKET
                                AMOUNT       VALUE*
                                 (000)        (000)
----------------------------------------------------
Lucent Technologies, Inc.
    6.50%, 1/15/2028           $   500   $      444
May Department Stores Co.
    9.75%, 2/15/2021               120          135
    9.875%, 12/1/2002              225          237
McDonald's Corp.
    6.75%, 2/15/2003               300          297
Mobil Corp.
    7.625%, 2/23/2033              175          166
Monsanto Co.
    5.625%, 12/1/2001            2,500        2,438
    6.00%, 12/1/2005             1,000          927
News America Holdings
    7.75%, 1/20/2024               200          182
    8.50%, 2/15/2005               700          716
    9.25%, 2/1/2013              1,000        1,067
Noble Drilling Corp.
    7.50%, 3/15/2019             2,000        1,896
Norfolk Southern Corp.
    6.875%, 5/1/2001             2,250        2,240
    7.40%, 9/15/2006               535          522
    7.70%, 5/15/2017               100           96
    7.80%, 5/15/2027               300          287
    7.90%, 5/15/2097               100           92
    8.375%, 2/15/2005            1,800        1,850
    8.625%, 5/15/2010              900          939
Northrop Grumman Corp.
    7.00%, 3/1/2006                500          476
    9.375%, 10/15/2024             650          656
Occidental Petroleum Corp.
    8.50%, 11/9/2001             1,200        1,211
J.C. Penney & Co., Inc.
    6.125%, 11/15/2003             130          118
Petro-Canada
    8.60%, 10/15/2001            2,000        2,021
Philip Morris Cos., Inc.
    7.00%, 7/15/2005               500          473
    8.25%, 10/15/2003              450          450
Phillips Petroleum Co.
    8.50%, 5/25/2005             3,050        3,153
    8.75%, 5/25/2010             3,000        3,162
    9.00%, 6/1/2001              1,000        1,014
Praxair, Inc.
    6.75%, 3/1/2003              2,250        2,203
    6.90%, 11/1/2006               350          334
Raytheon Co.
    5.70%, 11/1/2003             1,100        1,037
    6.45%, 8/15/2002             3,500        3,416
    7.00%, 11/1/2028               300          257
    7.90%, 3/1/2003              3,000        3,008
Republic Service
    7.125%, 5/15/2009            2,500        2,242
Rohm & Haas Co.
    6.95%, 7/15/2004               600          591
    7.40%, 7/15/2009               200          199
    7.85%, 7/15/2029             1,025        1,037
Safeway Inc.
    5.875%, 11/15/2001             800          784
    6.85%, 9/15/2004             1,500        1,457
Sears, Roebuck & Co.
    Acceptance Corp.
    6.125%, 1/15/2006              350          323
    6.25%, 1/15/2004               650          620
    6.75%, 9/15/2005               400          381
Sprint Capital Corp.
    6.50%, 11/15/2001            6,500        6,423
TCI Communications Inc.
    6.375%, 5/1/2003             2,675        2,610
    7.25%, 8/1/2005                475          467
    7.875%, 8/1/2013               500          498
    8.25%, 1/15/2003             2,000        2,039
Texaco Capital Corp.
    7.50%, 3/1/2043                150          139
    8.875%, 9/1/2021               100          114
Texas Instruments Inc.
    6.125%, 2/1/2006               600          562
Time Warner Inc.
    8.18%, 8/15/2007               500          512
    8.375%, 3/15/2023            1,500        1,531
Tosco Corp.
    8.125%, 2/15/2030            2,400        2,420
Tyco International Group SA
    6.875%, 9/5/2002             3,000        2,949
    6.875%, 1/15/2029            1,000          855
US Airways Pass-Through Trust
    8.11%, 2/20/2017             2,000        1,889
Union Carbide Corp.
    6.70%, 4/1/2009              1,000          943
    6.75%, 4/1/2003              1,550        1,524
    7.75%, 10/1/2096               875          830
    7.875%, 4/1/2023               200          196
Union Oil of California
    6.375%, 2/1/2004               150          144
    7.50%, 2/15/2029               910          848
Union Pacific Corp.
    6.625%, 2/1/2029             1,000          829
    8.625%, 5/15/2022              225          232
US West Communications
    7.625%, 6/9/2003             4,200        4,192
United Technologies Corp.
    8.875%, 11/15/2019             575          647
Viacom Inc.
    6.75%, 1/15/2003             1,000          980
    7.75%, 6/1/2005              4,000        4,027
Wal-Mart Stores
    7.55%, 2/15/2030             2,500        2,557
Westvaco Corp.
    8.20%, 1/15/2030             2,300        2,233
Worldcom Inc.
    7.875%, 5/15/2003            6,000        6,047
    8.00%, 5/15/2006             1,200        1,217
Yosemite Security Trust
    8.25%, 11/15/2004            4,000        3,972
                                       -------------
                                            173,042
                                       -------------
UTILITIES (2.0%)
AT&T Corp.
    5.625%, 3/15/2004              150          141
    8.35%, 1/15/2025               210          209

44

----------------------------------------------------
                                  FACE       MARKET
                                AMOUNT       VALUE*
BALANCED INDEX FUND              (000)        (000)
----------------------------------------------------
Ameritech Capital Funding
    7.50%, 4/1/2005            $   600   $      599
Arizona Public Service Co.
    7.25%, 8/1/2023                400          357
Baltimore Gas & Electric Co.
    8.375%, 8/15/2001              800          807
CMS Panhandle Holding Co.
    6.125%, 3/15/2004              300          282
    6.50%, 7/15/2009               800          718
    7.00%, 7/15/2029               475          418
Cinergy Corp.
    6.125%, 4/15/2004            6,000        5,607
Coastal Corp.
    6.50%, 6/1/2008              1,000          923
    7.42%, 2/15/2037               325          296
    7.75%, 10/15/2035              750          711
Commonwealth Edison
    7.375%, 9/15/2002            1,000          993
    7.50%, 7/1/2013                250          240
Consolidated Edison Co.
    of New York, Inc.
    6.625%, 2/1/2002             1,000          990
Detroit Edison
    7.50%, 2/1/2005              6,000        5,970
Dominion Resources Inc.
    8.125%, 6/15/2010            1,500        1,513
Edison International
    6.875%, 9/15/2004            2,900        2,823
El Paso Energy Corp.
    6.75%, 5/15/2009             3,500        3,258
Enron Corp.
    6.40%, 7/15/2006             1,500        1,409
    6.75%, 8/1/2009              1,050          981
    6.875%, 10/15/2007           1,000          956
    7.125%, 5/15/2007              300          291
    9.125%, 4/1/2003               700          725
    9.65%, 5/15/2001               400          406
GTE North Inc.
    5.65%, 11/15/2008              200          174
    6.125%, 6/15/2007            1,500        1,372
Illinois Power Co.
    7.50%, 7/15/2025               500          444
KN Energy, Inc.
    6.45%, 3/1/2003                750          727
MCI Communications Corp.
    6.50%, 4/15/2010               850          771
    7.50%, 8/20/2004             2,075        2,067
    7.75%, 3/23/2025               350          326
Michigan Bell Telephone Co.
    7.50%, 2/15/2023               175          158
NRG Northeast Generating
    9.292%, 12/15/2024           2,500        2,453
National Rural Utility Co.
    6.20%, 2/1/2008              1,500        1,373
New England Telephone &
    Telegraph Co.
    6.875%, 10/1/2023              200          168
    7.875%, 11/15/2029             750          738
    9.00%, 8/1/2031              1,000        1,078
New York Telephone Co.
    6.125%, 1/15/2010            1,500        1,331
PPL Capital Funding
    7.75%, 4/15/2005             6,500        6,403
Pacific Bell Telephone Co.
    7.25%, 7/1/2002                275          276
Reliant Energy Resources
    8.125%, 7/15/2005            3,450        3,445
Southern California Edison
    5.625%, 10/1/2002            1,500        1,446
    7.625%, 1/15/2010            3,500        3,516
Southwestern Bell Telephone Co.
    7.25%, 7/15/2025               400          360
    7.625%, 3/1/2023               725          674
Sprint Capital Corp.
    6.875%, 11/15/2028           1,700        1,477
Texas Utilities Co.
    7.875%, 3/1/2023               225          208
    8.125%, 2/1/2002               400          403
Union Electric Power Co.
    7.65%, 7/15/2003               250          250
US West Capital Funding, Inc.
    6.125%, 7/15/2002            1,000          974
US West Communications Inc.
    7.20%, 11/1/2004             2,400        2,360
    7.25%, 9/15/2025             1,000          909
Virginia Electric & Power Co.
    6.625%, 4/1/2003             1,250        1,226
    6.75%, 10/1/2023               500          414
Worldcom Inc.
    6.125%, 8/15/2001            3,500        3,456
                                       -------------
                                             72,600
                                       -------------
----------------------------------------------------
TOTAL CORPORATE BONDS
    (COST $492,610)                         476,169
----------------------------------------------------
FOREIGN AND INTERNATIONAL AGENCY BONDS
    (U.S. DOLLAR-DENOMINATED)(2.2%)
----------------------------------------------------
ABN-AMRO BK NV (Chicago)
    7.25%, 5/31/2005             1,000          995
Abbey National PLC
    7.95%, 10/26/2029            2,200        2,163
Ahold Finance USA Inc.
    6.875%, 5/1/2029             1,200        1,002
Bank of Nova Scotia
    6.875%, 5/1/2003               250          244
Bank of Tokyo-Mitsubishi
    8.40%, 4/15/2010             1,400        1,415
Canadian National Railway Co.
    6.80%, 7/15/2018             1,075          944
    6.90%, 7/15/2028               400          345
China Telecom
    7.875%, 11/2/2004            5,800        5,798
The Development
    Bank of Singapore Ltd.
    7.875%, 8/10/2009            1,825        1,807
DBS Group Holdings Ltd.
    7.875%, 4/15/2010            1,000          990
Embotelladora Andina SA
    7.875%, 10/1/2097              650          487
Grand Metropolitan Investment Corp.
    8.625%, 8/15/2001            1,000        1,014
    9.00%, 8/15/2011             1,000        1,100

45

----------------------------------------------------
                                  FACE       MARKET
                                AMOUNT       VALUE*
                                 (000)        (000)
----------------------------------------------------
Hanson Overseas
    7.375%, 1/15/2003          $ 1,850   $    1,831
Inter-American Development Bank
    8.50%, 3/15/2011               175          192
Israel Electric Corp.
    7.25%, 12/15/2006            1,235        1,184
    7.75%, 3/1/2009              1,300        1,254
KFW International Finance, Inc.
    7.20%, 3/15/2014               300          298
    7.625%, 2/15/2004              400          407
Korean Development Bank
    6.625%, 11/21/2003           1,500        1,439
    7.125%, 4/22/2004            5,200        5,024
Korea Electric Power
    7.00%, 2/1/2007                650          598
    7.75%, 4/1/2013              1,400        1,271
Kowloon-Canton Railway
    8.00%, 3/15/2010             1,500        1,513
National Westminster Bancorp Inc.
    9.375%, 11/15/2003             500          531
Noranda, Inc.
    8.625%, 7/15/2002              550          553
Noranda Forest
    7.50%, 7/15/2003               500          488
Northern Telecom Ltd.
    6.875%, 9/1/2023               500          452
Pemex Finance Ltd. Notes
    6.125%, 2/15/2002            1,213        1,181
    9.03%, 9/29/2008             1,575        1,601
    9.14%, 5/15/2003             1,600        1,622
    9.69%, 3/31/2007             2,500        2,595
Petro-Canada
    9.25%, 10/15/2021            2,650        2,971
Petro Geo-Services
    6.25%, 11/19/2003              500          474
    7.125%, 3/30/2028            1,075          894
    7.50%, 3/31/2007               250          241
    8.15%, 7/15/2029               750          703
Petroliam Nasional Berhad
    8.875%, 8/1/2004             1,350        1,384
Pohang Iron & Steel Co. Ltd.
    7.125%, 7/15/2004            1,300        1,251
Province of British Columbia
    7.00%, 1/15/2003               630          624
Province of Manitoba
    6.875%, 9/15/2002            2,500        2,483
    7.75%, 2/1/2002                825          831
    8.75%, 5/15/2001               300          304
    9.625%, 12/1/2018              400          484
Province of New Brunswick
    8.75%, 5/1/2022                400          454
    9.75%, 5/15/2020               500          616
Province of Newfoundland
    7.32%, 10/13/2023              600          567
    10.00%, 12/1/2020              250          305
Province of Ontario
    7.375%, 1/27/2003              175          176
    7.75%, 6/4/2002                275          278
Province of Quebec
    7.125%, 2/9/2024               400          375
Province of Saskatchewan
    6.625%, 7/15/2003            2,250        2,212
    8.00%, 7/15/2004             1,600        1,647
Republic of Chile
    6.875%, 4/28/2009            2,300        2,128
Republic of Finland
    7.875%, 7/28/2004              850          878
Republic of Portugal
    5.75%, 10/8/2003             1,000          967
Republic of South Africa
    9.125%, 5/19/2009              450          441
The State of Qatar
    9.75%, 6/15/2030             2,000        1,962
    9.50%, 5/21/2009             1,500        1,542
Swiss Bank Corp.
    7.00%, 10/15/2015              500          463
    7.375%, 7/15/2015              250          240
TPSA Finance BV
    7.75%, 12/10/2008              360          340
Telecomunicaciones de Puerto Rico
    6.15%, 5/15/2002               500          485
    6.65%, 5/15/2006             1,000          939
    6.80%, 5/15/2009               400          367
United Mexican States
    11.375%, 9/15/2016           1,600        1,834
Vodafone Airtouch PLC
    7.625%, 2/15/2005            1,700        1,707
    7.875%, 2/15/2030            1,250        1,231
----------------------------------------------------
TOTAL FOREIGN and INTERNATIONAL AGENCY BONDS
    (COST $78,723)                           77,136
----------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.4%)(1)
----------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 6.22%, 8/17/2000             2,000        1,984
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 6.56%, 8/10/2000             1,000          993
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    6.71%, 7/3/2000             51,743       51,743
    6.71%-6.73%, 7/3/2000
     --Note F                   30,296       30,296
----------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (COST $85,039)                           85,016
----------------------------------------------------
TOTAL INVESTMENTS (100.8%)
    (COST $2,854,378)                     3,572,031
----------------------------------------------------

46

----------------------------------------------------
                                             MARKET
                                             VALUE*
BALANCED INDEX FUND                           (000)
----------------------------------------------------
----------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
----------------------------------------------------
Other Assets--Note B                     $   10,993
Liabilities--Note F                         (39,988)
                                       -------------
                                            (28,995)
----------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------
Applicable to 175,828,045 outstanding
    $.001 par value shares of beneficial interest
    (unlimited authorization)            $3,543,036
====================================================

NET ASSET VALUE PER SHARE                    $20.15
====================================================
*See Note A in Notes to Financial Statements.
oNon-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 59.9% and 1.3%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Securities with an aggregate value of $2,977,000 have been segregated as initial margin for open futures contracts.
(3)The average maturity is shorter than the final maturity shown due to scheduled interim payments.
REIT--Real Estate Investment Trust.
ADR--American Depositary Receipt.


----------------------------------------------------
                                AMOUNT          PER
                                 (000)        SHARE
----------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
----------------------------------------------------
Paid in Capital             $2,817,802       $16.02
Undistributed Net
    Investment Income            3,132          .02
Accumulated Net
    Realized Gains               4,981          .03
Unrealized Appreciation
    (Depreciation)--Note E
    Investment Securities      717,653         4.08
    Futures Contracts             (532)          --
----------------------------------------------------
NET ASSETS                  $3,543,036       $20.15
====================================================

47

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                            BALANCED INDEX FUND
                                                 SIX MONTHS ENDED JUNE 30, 2000
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                           $10,280
    Interest                                                             47,689
    Security Lending                                                        463
                                                                     -----------
        Total Income                                                     58,432
                                                                     -----------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                         86
        Management and Administrative                                     3,203
        Marketing and Distribution                                          265
    Custodian Fees                                                           70
    Auditing Fees                                                             5
    Shareholders' Reports                                                    47
    Trustees' Fees and Expenses                                               2
                                                                     -----------
        Total Expenses                                                    3,678
        Expenses Paid Indirectly--Note C                                    (15)
                                                                     -----------
        Net Expenses                                                      3,663
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    54,769
--------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                            3,696
    Futures Contracts                                                     2,692
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                         6,388
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                               (17,330)
    Futures Contracts                                                    (1,428)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        (18,758)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $42,399
================================================================================

48

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                        BALANCED INDEX FUND
                                                  ------------------------------
                                                     SIX MONTHS            YEAR
                                                          ENDED           ENDED
                                                  JUN. 30, 2000   DEC. 31, 1999
                                                          (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                            $   54,769      $   78,907
    Realized Net Gain                                     6,388          13,174
    Change in Unrealized Appreciation (Depreciation)    (18,758)        243,199
                                                  ------------------------------
        Net Increase in Net Assets Resulting from
            Operations                                   42,399         335,280
                                                  ------------------------------
DISTRIBUTIONS
    Net Investment Income                               (50,839)        (78,758)
    Realized Capital Gain                                (1,646)        (18,381)
                                                  ------------------------------
        Total Distributions                             (52,485)        (97,139)
                                                  ------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                              768,013       1,388,874
    Issued in Lieu of Cash Distributions                 49,131          91,589
    Redeemed                                           (392,500)       (593,711)
                                                  ------------------------------
        Net Increase from Capital Share Transactions    424,644         886,752
--------------------------------------------------------------------------------
    Total Increase                                      414,558       1,124,893
--------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                               3,128,478       2,003,585
                                                  ------------------------------
    End of Period                                    $3,543,036      $3,128,478
================================================================================

(1)Shares Issued (Redeemed)
    Issued                                               38,302          72,741
    Issued in Lieu of Cash Distributions                  2,397           4,801
    Redeemed                                            (19,578)        (31,232)
                                                  ------------------------------
        Net Increase in Shares Outstanding               21,121          46,310
================================================================================

49

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------
                                                                   BALANCED INDEX FUND
                                                                  YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED  --------------------------------------------
THROUGHOUT EACH PERIOD                 JUNE 30, 2000     1999     1998     1997     1996     1995
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $20.22   $18.48   $16.29   $13.92   $12.77   $10.34
--------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                        .33      .58      .54     .520      .50      .45
    Net Realized and Unrealized Gain
        (Loss) on Investments                   (.09)    1.88     2.33    2.525     1.26     2.48
                                             -----------------------------------------------------
        Total from Investment Operations         .24     2.46     2.87    3.045     1.76     2.93
                                             -----------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income        (.30)    (.58)    (.54)   (.530)    (.49)    (.45)
    Distributions from Realized Capital Gains   (.01)    (.14)    (.14)   (.145)    (.12)    (.05)
                                             -----------------------------------------------------
        Total Distributions                     (.31)    (.72)    (.68)   (.675)    (.61)    (.50)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $20.15   $20.22   $18.48   $16.29   $13.92   $12.77
==================================================================================================

TOTAL RETURN*                                  1.17%   13.61%   17.85%   22.24%   13.95%   28.64%
==================================================================================================
RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)      $3,543   $3,128   $2,004   $1,260     $826     $590
    Ratio of Total Expenses to
        Average Net Assets                   0.22%**    0.20%    0.21%    0.20%    0.20%    0.20%
    Ratio of Net Investment Income to
        Average Net Assets                   3.29%**    3.18%    3.29%    3.56%    3.69%    3.85%
    Portfolio Turnover Rate                    20%**      29%      25%      18%     37%+      16%
==================================================================================================
 *Total return figures do not reflect the annual account maintenance fee of $10.
**Annualized.
 +Portfolio turnover rate excluding in-kind redemptions was 30%

50

NOTES TO FINANCIAL STATEMENTS
Vanguard Balanced Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts, S&P MidCap 400 Index futures contracts, and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between the changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B.  The  Vanguard  Group  furnishes  at  cost  investment  advisory,   corporate
management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund

51

under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2000, the fund had contributed capital of $665,000 to Vanguard
(included in Other Assets), representing 0.02% of the fund's net assets and 0.70% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended June 30, 2000, custodian fee offset arrangements reduced expenses by $15,000.

D. During the six months ended June 30, 2000, the fund purchased $425,698,000 of investment securities and sold $88,407,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $340,722,000 and $245,017,000, respectively.

E. At June 30, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $717,653,000, consisting of unrealized gains of $876,289,000 on securities that had risen in value since their purchase and $158,636,000 in unrealized losses on securities that had fallen in value since their purchase.
     At June 30, 2000, the aggregate settlement value of open futures contracts expiring in September 2000 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                           (000)
                                           -------------------------------------
                                                 AGGREGATE
                                NUMBER OF        SETTLEMENT        UNREALIZED
FUTURES CONTRACTS            LONG CONTRACTS        VALUE          DEPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index                      67             $24,591            $(279)
S&P MidCap 400 Index               35               8,545             (249)
Russell 2000 Index                 16               4,181               (4)
--------------------------------------------------------------------------------

F. The market value of securities on loan to broker/dealers at June 30, 2000, was $38,495,000, for which the fund held cash collateral of $30,296,000 and U.S. Treasury securities with a market value of $10,032,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

52

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
---------------------------------------
500 Index Fund
Calvert Social Index(TM) Fund*
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock
  Index Fund*
Energy Fund
Equity Income Fund
European Stock Index Fund*
Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund*
Health Care Fund
Institutional Developed Markets Index
  Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan(TM) Growth Fund
Pacific Stock Index Fund*
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock
  Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
U.S. Value
Utilities Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
---------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
  Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
  Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
---------------------------------------
Admiral(TM) Intermediate-Term
  Treasury Fund
Admiral(TM)Long-Term Treasury Fund
Admiral(TM)Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
---------------------------------------
Admiral(TM) Treasury Money
  Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York,
  Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE  ANNUITY PLAN
---------------------------------------
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
 Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
--------------------------------------------------------------------------------

OTHER FUND OFFICERS

RAYMOND J.  KLAPINSKY    Secretary;   Managing  Director  and  Secretary  of The
Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.
ROBERT A. DISTEFANO - Information Technology.
JAMES H. GATELY - Individual Investor Group.
KATHLEEN C. GUBANICH - Human Resources.
IAN A. MACKINNON - Fixed Income Group.
F. WILLIAM MCNABB, III - Institutional Investor Group.
MICHAEL S. MILLER - Planning and Development.
RALPH K. PACKARD - Chief Financial Officer.
GEORGE U. SAUTER - Quantitative Equity Group.

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed
to prospective investors unless it
is preceded or accompanied by the
current fund prospectus.


Q022 082000

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.